As Filed With The Securities and Exchange Commission on May 1, 2001
                                                      Registration No.
-----------------------------------------------------------------------------


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                                  FORM S-3
                           REGISTRATION STATEMENT
                                   UNDER
                         THE SECURITIES ACT OF 1933


                    First USA Bank, National Association
                 (Originator of the Trust described herein)
           (Exact name of registrant as specified in its charter)
                     First USA Credit Card Master Trust
                        (Issuer of the Certificates)


             Delaware                   First USA Bank, National Association               51 - 0269396
 (State or other jurisdiction of               201 North Walnut Street                   (I.R.S. employer
  incorporation or organization)             Wilmington, Delaware 19801               identification number)
                                                   (302) 594-4000
                         (Address, including zip code, and telephone number,
                    including area code, of registrant's principal executive offices)

                             Charles W. Scharf
                          Chief Financial Officer
                            BANK ONE CORPORATION
                              1 Bank One Plaza
                          Chicago, Illinois 60670
                               (312) 336-2411
         (Name, address, including zip code, and telephone number,
                 including area code, of agent for service)

                                 Copies to:

    Sharon A. Renchof, Esq.                    Andrew M. Faulkner, Esq.
     BANK ONE CORPORATION              Skadden, Arps, Slate, Meagher & Flom LLP
       1 Bank One Plaza                            Four Times Square
    Chicago, Illinois 60670                    New York, New York 10036
        (312) 732-8362                              (212) 735-2000

      APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this registration statement becomes effective as determined by market conditions.
      If the only securities registered on this form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|
      If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|
      If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
      If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
      If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|


                                        CALCULATION OF REGISTRATION FEE
=============================================================================================================================
   TITLE OF EACH CLASS                                PROPOSED MAXIMUM
   OF SECURITIES TO BE           AMOUNT TO           OFFERING PRICE PER        PROPOSED MAXIMUM             AMOUNT OF
     REGISTERED (1)            BE REGISTERED              UNIT (2)            OFFERING PRICE (2)        REGISTRATION FEE

Asset Backed Certificates       $1,000,000                  100%                  $1,000,000                  $250
=============================================================================================================================

(1) The securities are also being registered for the purpose of market-making by Banc One Capital Markets, Inc., an affiliate of First USA Bank,
     National Association.
(2)  Estimated solely for purpose of calculating the registration fee.


     The Registrant hereby amends the Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

[FLAG]

The information in this prospectus is not complete and may be changed. We can not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


SUBJECT TO COMPLETION, DATED MAY 1, 2001
PROSPECTUS SUPPLEMENT
(To Prospectus Dated _______, ____)

                                 $________
                     First USA Credit Card Master Trust

               $_________ Class A Floating Rate Asset Backed
                        Certificates, Series 2001-__
         $________ Class B Floating Rate Asset Backed Certificates,
                               Series 2001-__

                            First USA Bank, N.A.
                          Transferor and Servicer


                                            Class A Certificates                Class B Certificates

Principal Amount                            $___________                        $___________
Price                                       $___________  (____%)               $___________  (____%)
Underwriting Discount                       $___________  (____%)               $___________  (____ %)
Proceeds to the Transferor                  $___________  (_____%)              $___________  (_____%)
Certificate Interest Rate                   one-month  LIBOR+____% p.a.         one-month LIBOR+____%
                                                                                p.a.
Interest Payment Dates                      monthly on the ____                 monthly on the ____
First Interest Payment Date                 ______ __, _____                    ______ __, _____
Scheduled Principal Payment
  Date                                      ______ __, _____                    ______ __, _____


The Class B Certificates are subordinated to the Class A Certificates.

These securities are interests in First USA Credit Card Master Trust and are backed only by the assets of the Trust. Neither these securities nor the assets of the Trust are obligations of First USA Bank, N.A. or any of its affiliates, or obligations insured by the FDIC.

These securities are highly structured. Before you purchase these securities, be sure you understand the structure and the risks. See "Risk Factors" beginning on page S-__ in this prospectus supplement.

We have applied to list these securities on the Luxembourg Stock Exchange in accordance with the rules of the Luxembourg Stock Exchange.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed on the adequacy or accuracy of the disclosures in this supplement and the attached prospectus. Any representation to the contrary is a criminal offense.

These securities are offered subject to availability. We expect that these securities will be delivered in book-entry form on ___________ through The Depository Trust Company, Clearstream Banking, societe anonyme and the Euroclear System.

[Underwriters of the Class A Certificates]

[Underwriter of the Class B Certificates]

The date of this Prospectus Supplement is ______ __, _____



                             Table of Contents

Where to Find Information in These Documents...............................S-3

Summary of Terms...........................................................S-4

Structural Summary.........................................................S-5

Selected Trust Portfolio Summary Data......................................S-8

Payment Data...............................................................S-9

Risk Factors..............................................................S-10
     Potential Early
         Repayment or Delayed
         Payment due to
         Reduced Portfolio Yield..........................................S-10
     Allocations of
         Charged-Off Receivables
         Could Reduce Payments
         to Certificateholders............................................S-12
     Limited Ability to
         Resell Certificates..............................................S-12
     Certain Liens Could Be
         Given Priority Over
         Your Securities..................................................S-12
     Insolvency or
         Bankruptcy of First
         USA Could Result in
         Accelerated, Delayed or
         Reduced Payments to
         Certificateholders...............................................S-13
     Issuance of Additional
         Series by the Trust May
         Affect the Timing of
         Payments.........................................................S-14
     Individual
         Certificateholders Will
         Have Limited Control of
         Trust Actions....................................................S-14
     Class B Bears
         Additional Credit Risk...........................................S-15

First USA's Credit Card Portfolio.........................................S-16
     General..............................................................S-16
     Assessment of Fees and Finance and Other
         Charges..........................................................S-17
     Delinquency and Loss Experience......................................S-17
     Interchange..........................................................S-19

The Receivables...........................................................S-19
     General..............................................................S-19

Maturity Considerations...................................................S-23

Receivable Yield Considerations...........................................S-25

Use of Proceeds...........................................................S-25

First USA Bank, N.A.......................................................S-25

Description of the Certificates...........................................S-26
     General..............................................................S-26
     Status of the Certificates...........................................S-26
     Prescription.........................................................S-27
     Interest Payments....................................................S-27
     Principal Payments...................................................S-28
     Postponement of Accumulation Period..................................S-29
     Excess Principal Collections.........................................S-30
     Subordination of the Class B Certificates............................S-30
     Investor Percentage and Transferor
         Percentage.......................................................S-31
     Reallocation of Cash Flows...........................................S-33
     Application of Collections...........................................S-33
     Allocation of Collections of Finance Charge
         Receivables......................................................S-37
     Excess Finance Charge Collections....................................S-37
     Payments of Principal................................................S-39
     Allocation of Collections of Principal
         Receivables......................................................S-40
     Reallocated Principal Collections....................................S-41
     Defaulted Receivables; Investor Charge-Offs..........................S-41
     Principal Funding Account............................................S-43
     Reserve Account......................................................S-43
     Companion Series.....................................................S-44
     Pay Out Events.......................................................S-44
     Optional Repurchase..................................................S-46
     Servicing Compensation and Payment of
         Expenses.........................................................S-46
     Reports to Certificateholders........................................S-46

Listing And General Information...........................................S-46

ERISA Considerations......................................................S-47
     Class A Certificates.................................................S-47
     Class B Certificates.................................................S-48
     Consultation with Counsel............................................S-48

Underwriting..............................................................S-49

Exchange Listing..........................................................S-50

ANNEX I:  Other Series...................................................A-I-1

ANNEX II:  Global Clearance, Settlement and
     Tax Documentation Procedures.......................................A-II-1

Index of Terms for Prospectus Supplement................................A-II-4



                Where to Find Information in These Documents


The attached prospectus provides general information about First USA Credit Card Master Trust, including terms and conditions that are generally applicable to the securities issued by the Trust. The specific terms of Series 2001-__ are described in this supplement.

This supplement begins with several introductory sections describing your series and First USA Credit Card Master Trust in abbreviated form:

         o Summary of Terms provides important amounts, dates and other terms of your series;

         o Structural Summary gives a brief introduction of the key structural features of your series and directions for locating further information;

         o Selected Trust Portfolio Summary Data gives certain financial and statistical information about the assets of the Trust; and

         o     Risk Factors describes risks that apply to your series.

As you read through these sections, cross-references will direct you to more detailed descriptions in the attached prospectus and elsewhere in this supplement. You can also directly reference key topics by looking at the table of contents pages in this supplement and the attached prospectus.

This supplement and the attached prospectus may be used by Banc One Capital Markets, Inc. in connection with offers and sales related to market-making transactions in the certificates offered by this supplement and the attached prospectus. Banc One Capital Markets, Inc. may act as principal or agent in such transactions. Such sales, if any, will be made at varying prices related to prevailing market prices at the time of sale.

In this supplement and the attached prospectus, references to "we" and "us" are to First USA Bank, National Association.

To understand the structure of these securities, you must read carefully the attached prospectus and this supplement in their entirety.


                              Summary of Terms



Trust:                         First USA Credit Card Master Trust - "Trust"
Transferor:                    First USA Bank, National Association--"First
                               USA" or the "Bank"
Servicer:                      First USA
Trustee:                       The Bank of New York (Delaware)
Pricing Date:                  _________, ____
Closing Date:                  _________, ____
Clearance and Settlement:      DTC/Clearstream/Euroclear
Trust Assets:                  receivables originated in VISA(R) and
                               MasterCard(R) accounts, including recoveries on charged-off receivables


Series Structure:                                    Amount                               % of Total Series
Class A                                              $___________                         ____%
Class B                                              $___________                         ____%
Excess Collateral                                    $___________                         ____%

Annual Servicing Fee:                                ____%


                                                         Class A                            Class B

Anticipated Ratings:*
(Moody's / Standard & Poor's / Fitch, Inc.)          AAA/AAA/AAA                          A1/A/A+
Credit Enhancement:                                  subordination of                     subordination of the
                                                     Class B and the                      excess collateral
                                                     excess collateral
Interest Rate:                                       one-month LIBOR +__% p.a.            one-month LIBOR +__% p.a.
Interest Accrual Method:                             actual / 360                         actual / 360
Interest Payment Dates:                              monthly (__th)                       monthly (__th)
Interest Rate Index Reset Date:                      2 London business days               2 London business days
                                                     before each interest                 before each interest
                                                     payment date                         payment date
First Interest Payment Date:                         _________, ____                      _________, ____
Scheduled Principal Payment Date:                    _________, ____                      _________, ____
Commencement of Accumulation
  Period (subject to adjustment):                    _________, ____                      _________, ____
Stated Series Termination Date:                      _________, ____                      _________, ____
Application for Exchange Listing:                    Luxembourg                           Luxembourg
CUSIP Number:                                        ______________                       ______________
ISIN Number:                                         ______________                       ______________
Common Code:                                         ______________                       ______________

* It is a condition to issuance that one of these ratings be obtained.


                             Structural Summary

This summary briefly describes certain major structural components of Series 2001-__. To fully understand the terms of Series 2001-__ you will need to read both this supplement and the attached prospectus in their entirety.

The Series 2001-__ Certificates

Your certificates represent the right to a portion of collections on the underlying Trust assets. Your certificates will also be allocated a portion of net losses on receivables, if any. Any collections of finance charges allocated to your series will be used to make interest payments, to pay a portion of the fees of First USA as servicer and to cover net losses allocated to your series. Any remaining collections of finance charges allocated to your series will be applied for the benefit of the holder of the excess collateral. Any principal collections allocated to your series in excess of the amount owed to certificates of your series on any distribution date will be shared with other series of certificates issued by First USA Credit Card Master Trust, retained in a trust account, or returned to First USA. In no case will you receive more than the principal and interest owed to you under the terms described in this supplement and the attached prospectus.

For further information on allocations and payments, see "Description of the Certificates--Investor Percentage and Transferor Percentage" and "--Application of Collections" in this supplement. For further information about the receivables supporting your certificates, see "The Receivables" and "Receivable Yield Considerations" in this supplement. For a more detailed discussion of the certificates, see "Description of the Certificates" in this supplement and the attached prospectus.

Your certificates feature credit enhancement by means of the subordination of other interests, which is intended to protect you from net losses and shortfalls in cash flow. Credit enhancement for your series is for your series' benefit only. Credit enhancement is provided to Class A by the following:

         o     subordination of Class B; and

         o     subordination of the excess collateral.

Credit enhancement is provided to Class B by the following:

         o     subordination of the excess collateral.

The effect of subordination is that the more subordinated interests will absorb any net losses allocated to Series 2001-__, and make up any shortfalls in cash flow, before the more senior interests are affected. On the closing date the excess collateral will be $_______, or ___% of the sum of the initial Class A invested amount, the initial Class B invested amount and the initial excess collateral amount. If the cash flow and any subordinated interest do not cover all net losses allocated to Series 2001-__, your payments of interest and principal will be reduced and you may suffer a loss of principal.

For a more detailed description of the subordination provisions of Series 2001-__, see "Description of the Certificates--Subordination of the Class B Certificates" in this supplement. For a discussion of losses, see "Description of the Certificates--Defaulted Receivables; Investor Charge-Offs" in this supplement. See "Risk Factors" in this supplement for more detailed discussions of the risks of investing in Series 2001-__.

First USA Credit Card Master Trust

Your series is one of __________ series issued by First USA Credit Card Master Trust which are expected to remain outstanding as of the closing date.

First USA Credit Card Master Trust is maintained by the trustee, for the benefit of:

         o     certificateholders of Series 2001-__;

         o certificateholders of other series issued by First USA Credit Card Master Trust;

         o providers of credit enhancements for Series 2001-__ and other series issued by First USA Credit Card Master Trust; and

         o     First USA.

For a summary of the terms of the other series that will be outstanding on the closing date see "Annex I: Other Series."

Each series has a claim to a fixed dollar amount of First USA Credit Card Master Trust's assets, regardless of the total amount of receivables in the Trust at any time. First USA holds the remaining claim to First USA Credit Card Master Trust's assets, which fluctuates with the total amount of receivables in the Trust. First USA, as the holder of that amount, has the right to purchase the outstanding Series 2001-__ certificates at any time when the outstanding amount of the Series 2001-__ certificateholders' interest in the First USA Credit Card Master Trust is less than or equal to 5% of the original amount of that interest. The purchase price for these outstanding Series 2001-__ certificates will be equal to the outstanding amount plus accrued and unpaid interest on the certificates through the last day of the period on which the repurchase occurs.

For more information on First USA Credit Card Master Trust's assets, see "First USA's Credit Card Portfolio" and "The Receivables" in this supplement and "First USA's Credit Card Activities" and "The Receivables" in the attached prospectus. For more information on the final payment of principal and optional repurchase of the certificates by the Transferor, see "Description of the Certificates--Optional Repurchase" in this supplement and "Description of the Certificates--Final Payment of Principal; Termination" in the attached prospectus.

Scheduled Principal Payments and Potential Later Payments

First USA Credit Card Master Trust expects to pay the entire principal amount of Class A and the entire principal amount of Class B in one payment on __________, ____. In order to accumulate the funds to pay Class A and Class B on their scheduled payment date, the Trust will accumulate principal collections in a principal funding account. The Trust will deposit funds into the principal funding account during an "accumulation period" on each "transfer date." The length of the accumulation period may be as long as twelve months, but will be shortened if First USA expects that a shorter period will suffice for the accumulation of the Class A, Class B and excess collateral payment amounts.

If Class A is not fully repaid on the scheduled payment date, Class A will begin to amortize by means of monthly payments of all monthly principal collections allocated to Series 2001-__ until it is fully repaid.

After Class A is fully repaid the Trust will use principal collections allocated to Series 2001-__ to repay Class B. If Class B is not fully repaid on the scheduled payment date, Class B will begin to amortize by means of monthly payments of all monthly principal collections allocated to Series 2001-__ after Class A is fully repaid.

For more information on scheduled principal payments and the accumulation period, see "Maturity Considerations" and "Description of the Certificates--Principal Payments," "--Postponement of Accumulation Period" and "--Application of Collections" in this supplement and "Maturity Assumptions" and "Description of the Certificates--Principal Payments" in the attached prospectus.

Prior to the commencement of an accumulation or amortization period for Series 2001-__, principal collections will be paid to First USA, retained in a trust account or shared with other series that are amortizing or in an accumulation period.

Minimum Yield on the Receivables; Possible Early
Principal Repayment of Series 2001-__

Class A or Class B may be repaid earlier than the scheduled payment date if collections on the underlying receivables, together with other amounts available for payment to securityholders, are too low. The minimum amount that must be available for payment to Series 2001- __ in any month, referred to as the "base rate," is generally equal to the weighted average of the Class A interest rate, the Class B interest rate and the excess collateral minimum interest rate, plus 2.0%. If the average Trust portfolio yield, net of losses allocated to your series, for any three consecutive months is less than the average base rate for the same three consecutive months, a "pay out event" will occur with respect to Series 2001-__ and the Trust will commence a rapid amortization of Series 2001-__, and holders of Series 2001-__ certificates will receive principal payments earlier than the scheduled principal payment date.

Series 2001-__ is also subject to several other pay out events, which could cause Series 2001-__ to amortize, and which are summarized under the headings "Maturity Considerations" and "Description of the Certificates--Pay Out Events" in this supplement. If Series 2001-__ begins to amortize, Class A will receive monthly payments of principal until it is fully repaid; Class B will then receive monthly payments of principal until it is fully repaid. In that event, your certificates may be repaid prior to the scheduled payment date.

The final payment of principal and interest will be made no later than ___________, ______, which is the stated series termination date.

For more information on pay out events, the portfolio yield and base rate, early principal repayment and rapid amortization, see "Maturity
Considerations," "Description of the Certificates--Principal Payments" and "--Pay Out Events" in this supplement and "Description of the Certificates--Principal Payments" and "--Final Payment of Principal; Termination" in the attached prospectus.

Amendments

The pooling and servicing agreement and any series supplement may be amended without the consent of certificateholders if certain requirements are satisfied. This type of amendment may be used to modify the provisions of the pooling and servicing agreement to be consistent with accounting requirements for off balance sheet treatment for receivables in the Trust. The pooling and servicing agreement and any series supplement may also be amended with the consent of certificateholders representing not less than 66-2/3% of each series adversely affected.

By purchasing an interest in either the Class A certificates or the Class B certificates, each certificateholder will be deemed to have consented to amendments to the pooling and servicing agreement or any series supplement to satisfy accounting requirements for off balance sheet treatment for receivables in the Trust, including amendments providing for the transfer of receivables and the transferor interest to a newly formed bankruptcy remote special purpose entity that would then transfer the receivables to the Trust.

Tax Status of Class A and Class B

Skadden, Arps, Slate, Meagher & Flom LLP, special tax counsel to First USA, is of the opinion that under existing law the Class A and Class B certificates will be characterized as debt for U.S. Federal income tax purposes.

The Transferor, the Servicer, the holders of the Class A certificates and the Class B certificates and the owners of such certificates will treat the Class A certificates and the Class B certificates as debt for Federal, state, local and foreign income and franchise tax purposes.

For further information regarding the application of U.S. Federal income tax laws, see "Certain U.S. Federal Income Tax Consequences" in the attached prospectus.

ERISA Considerations

Class A Certificates: The underwriters anticipate that the Class A certificates will be held by at least 100 independent persons. First USA expects that the other requirements will be met so that the Class A certificates will be considered "publicly-offered securities." If so, subject to important considerations described under "ERISA Considerations" in this supplement and in the attached prospectus, the Class A certificates will be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts.

Class B Certificates: It is not anticipated that the Class B certificates will meet the criteria for treatment as "publicly-offered securities." As such, pension plans and other investors subject to ERISA cannot acquire Class B certificates. Prohibited investors include:

         o        "employee benefit plans" as defined in
                  section 3(3) of ERISA;

         o any "plan" as defined in section 4975 of the U.S. Internal Revenue Code; and

         o any entity whose underlying assets may be deemed to include "plan assets" under ERISA by reason of any such plan's investment in the entity, including insurance company general accounts.

By purchasing any Class B certificates you certify that you are not within any of those categories.

For further information regarding the application of ERISA, see "ERISA Considerations" in this supplement and the attached prospectus.

Mailing Address and Telephone Number of Principal
Executive Offices

The mailing address of First USA Bank, N.A. is 201 North Walnut Street, Wilmington, Delaware, 19801 and the telephone number is (302) 594-4000.


                   Selected Trust Portfolio Summary Data


[GRAPHIC OMITTED]



The chart above shows the geographic distribution of the receivables in the Trust portfolio among the 50 states, the District of Columbia and the other United States territories and possessions. Other than the states specifically shown in the chart, no state accounts for more than 5% of the receivables in the Trust portfolio.



                                Payment Data


[GRAPHIC OMITTED]

The chart above shows the yield percentage, payment rate and loss percentage for the Trust portfolio for each month from [ ] to [ ].

The "yield percentage" for any month is the sum of the amounts of collected finance charges and fees and discount receivables allocated to a representative series for the month expressed as an annualized percentage of the invested amount of that series. The collected finance charges and fees and discount receivables are allocated to the representative series based on the floating allocation percentage applicable on each day. If there is an addition of accounts during the month the floating allocation percentage will change on the date of the addition. A representative series is one that is outstanding at its initial invested amount for each day during the month.

The "payment rate" for any month is the total amount of principal collections allocated to the Trust for the month, expressed as a percentage of average monthly principal receivable balances.

The "loss percentage" for any month is the sum of the principal receivables in charged-off accounts, net of recoveries from previously charged-off accounts, allocated to a representative series for the month expressed as an annualized percentage of the invested amount of that series. Principal receivables in charged-off accounts are allocated to the representative series on a daily basis during the month based on the floating allocation percentage applicable on each day. If there is an addition of accounts during the month the floating allocation percentage will change on the date of the addition. Recoveries from previously charged-off accounts are allocated to the representative series at the end of the month based on the weighted average floating allocation percentage for the month. A representative series is one that is outstanding at its initial invested amount for each day during the month.

The Bank believes that the increase in the loss percentage which occurred in May 2000 was due in part to the adoption by the Bank commencing with the May 2000 reporting period of new guidelines established by the Federal Financial Institutions Examination Consel. These guidelines relate, in part, to the timing of recognition of losses on accounts of which the cardholder has filed for bankruptcy or died. The implementation of these guidelines caused a one-time acceleration of certain charge-offs for the May 2000 period.


                                Risk Factors

         You should consider the following risk factors in deciding whether to purchase the asset backed certificates described herein.

Potential Early
Repayment or Delayed
Payment due to
Reduced Portfolio Yield                     If the average Trust portfolio
                                            yield, net of losses allocated
                                            to your series, for any three
                                            consecutive months is less than
                                            the average base rate for the
                                            same three consecutive months,
                                            a "pay out event" will occur
                                            with respect to Series 2001-__
                                            and the Trust will commence a
                                            rapid amortization of Series
                                            2001-__, and holders of Series
                                            2001-__ certificates will
                                            receive principal payments
                                            earlier than the scheduled
                                            principal payment date.
                                            Moreover, if principal
                                            collections on receivables
                                            allocated to other series are
                                            available for application to a
                                            rapid amortization of any
                                            outstanding securities, the
                                            period during which that rapid
                                            amortization occurs may be
                                            substantially shortened.
                                            Because of the potential for
                                            early repayment if collections
                                            on the receivables fall below
                                            the minimum amount, any
                                            circumstances that tend to
                                            reduce collections may increase
                                            the risk of early repayment of
                                            Series 2001-__.

                                            Conversely, any reduction in
                                            collections may cause the
                                            period during which collections
                                            are accumulated in the
                                            principal funding account for
                                            payment of Series 2001-__
                                            certificates to be longer than
                                            otherwise would have been the
                                            case.

                                            The following factors could
                                            result in circumstances that
                                            tend to reduce collections:

                                            First USA May Change the Terms
                                            and Conditions of the Accounts

                                            First USA will transfer
                                            receivables to the First USA
                                            Credit Card Master Trust
                                            arising under specified credit
                                            card accounts, but First USA
                                            will continue to own those
                                            accounts. As the owner of those
                                            accounts, First USA retains the
                                            right to change various terms
                                            and conditions of those
                                            accounts, including finance
                                            charges and other fees it
                                            charges and the required
                                            minimum monthly payment. First
                                            USA may change the terms of the
                                            accounts to maintain its
                                            competitive position in the
                                            credit card industry. Changes
                                            in the terms of the accounts
                                            may reduce the amount of
                                            receivables arising under the
                                            accounts, reduce the amount of
                                            collections on those
                                            receivables, or otherwise alter
                                            payment patterns.

                                            First USA has agreed that it
                                            will not change the terms of
                                            the accounts or its policies
                                            relating to the operation of
                                            its credit card business,
                                            including the reduction of the
                                            required minimum monthly
                                            payment and the calculation of
                                            the amount or the timing of
                                            finance charges, other fees and
                                            charge-offs, unless it
                                            reasonably believes such a
                                            change would not result in a
                                            pay out event for any series
                                            and takes the same action on
                                            its other substantially similar
                                            accounts, to the extent
                                            permitted by those accounts.

                                            As servicer, First USA is also
                                            required to exercise the same
                                            care and apply the same
                                            policies that it exercises in
                                            handling similar matters for
                                            its own comparable accounts.

                                            First USA May Add Accounts to
                                            the Trust Portfolio

                                            In addition to the accounts
                                            already designated for First
                                            USA Credit Card Master Trust,
                                            First USA is permitted to
                                            designate additional accounts
                                            for the Trust portfolio and to
                                            transfer the receivables in
                                            those accounts to the Trust.
                                            Any new accounts and
                                            receivables may have different
                                            terms and conditions than the
                                            accounts and receivables
                                            already in the Trust
                                            portfolio--such as higher or
                                            lower fees or interest rates,
                                            or longer or shorter principal
                                            payment terms. Credit card
                                            accounts purchased by First USA
                                            may be included as additional
                                            accounts if certain conditions
                                            are satisfied. Credit card
                                            accounts purchased by First USA
                                            will have been originated using
                                            the account originator's
                                            underwriting criteria, not
                                            those of First USA. The account
                                            originator's underwriting
                                            criteria may be more or less
                                            stringent than those of First
                                            USA. Additionally, additional
                                            credit card accounts may have
                                            been originated by First USA
                                            using credit criteria which are
                                            different from those which were
                                            applied by First USA to the
                                            current credit card accounts.
                                            The new accounts and
                                            receivables may produce higher
                                            or lower collections or
                                            charge-offs over time than the
                                            accounts and receivables
                                            already in the Trust and could
                                            tend to reduce the amount of
                                            collections allocated to Series
                                            2001-__.

                                            Also, if First USA's percentage
                                            interest in the accounts of the
                                            Trust falls to 4% or less,
                                            First USA will be required to
                                            maintain that level by
                                            designating additional accounts
                                            for the Trust portfolio and
                                            transferring the receivables in
                                            those accounts to the Trust. If
                                            First USA is required to add
                                            accounts to the Trust, it may
                                            not have any accounts available
                                            to be added to the Trust. If
                                            First USA fails to add accounts
                                            when required, a "pay out
                                            event" will occur and you could
                                            receive payment of principal
                                            sooner than expected. See
                                            "Description of the
                                            Certificates--Addition of
                                            Accounts" in the attached
                                            prospectus.

                                            Certificate and Receivables
                                            Interest Rate Reset Terms May
                                            Differ

                                            Finance charges on the accounts
                                            in the First USA Credit Card
                                            Master Trust may accrue at a
                                            fixed rate or a variable rate
                                            above a designated prime rate
                                            or other designated index. The
                                            certificate rate of your
                                            certificate is based on LIBOR.
                                            Changes in the LIBOR might not
                                            be reflected in the prime rate
                                            or the designated index,
                                            resulting in a higher or lower
                                            spread, or difference, between
                                            the amount of collections of
                                            finance charge receivables on
                                            the accounts and the amounts of
                                            interest payable on Series
                                            2001-__ and other amounts
                                            required to be funded out of
                                            collections of finance charge
                                            receivables.

                                            A decrease in the spread
                                            between collections of finance
                                            charge receivables and interest
                                            payments on your certificate
                                            could increase the risk of
                                            early repayment.

                                            Changes to Consumer Protection
                                            Laws May Impede First USA's
                                            Collection Efforts

                                            Federal and state consumer
                                            protection laws regulate the
                                            creation and enforcement of
                                            consumer loans, including
                                            credit card accounts and
                                            receivables. Changes or
                                            additions to those regulations
                                            could make it more difficult
                                            for the servicer of the
                                            receivables to collect payments
                                            on the receivables. The U.S.
                                            Congress or state or local
                                            legislatures could pass
                                            legislation limiting the
                                            finance charges and fees that
                                            may be charged on credit card
                                            accounts. The impact could be a
                                            reduction of the portfolio
                                            yield which could result in a
                                            pay out event. See "Description
                                            of the Certificates--Pay Out
                                            Events" in this supplement and
                                            "Certain Legal Aspects of the
                                            Receivables--Consumer
                                            Protection Laws" in the
                                            attached prospectus.

                                            Receivables that do not comply
                                            with consumer protection laws
                                            may not be valid or enforceable
                                            in accordance with their terms
                                            against the obligors on those
                                            receivables. First USA makes
                                            representations and warranties
                                            relating to the validity and
                                            enforceability of the
                                            receivables arising under the
                                            accounts in the Trust
                                            portfolio. Subject to certain
                                            conditions described under
                                            "Description of the
                                            Certificates--Representations
                                            and Warranties" in the attached
                                            prospectus, First USA must
                                            accept reassignment of each
                                            receivable that does not comply
                                            in all material respects with
                                            all requirements of applicable
                                            law. However, we do not
                                            anticipate that the trustee
                                            under the pooling and servicing
                                            agreement will make any
                                            examination of the receivables
                                            or the related records for the
                                            purpose of determining the
                                            presence or absence of defects,
                                            compliance with representations
                                            and warranties, or for any
                                            other purpose. The only remedy
                                            if any representation or
                                            warranty is violated, and the
                                            violation continues beyond the
                                            period of time First USA has to
                                            correct the violation, is that
                                            First USA must accept
                                            reassignment of the receivables
                                            affected by the violation,
                                            subject to certain conditions
                                            described under "Description of
                                            the Certificates--Representations
                                            and Warranties" in the attached
                                            prospectus. See also "Certain
                                            Legal Aspects of the
                                            Receivables--Consumer
                                            Protection Laws" in the
                                            attached prospectus.

                                            If a cardholder sought
                                            protection under Federal or
                                            state bankruptcy or debtor
                                            relief laws, a court could
                                            reduce or discharge completely
                                            the cardholder's obligations to
                                            repay amounts due on its
                                            account and, as a result, the
                                            related receivables would be
                                            written off as uncollectible.
                                            See "Description of the
                                            Certificates--Defaulted
                                            Receivables; Investor
                                            Charge-Offs" in this supplement
                                            and "Description of the
                                            Certificates--Defaulted
                                            Receivables; Rebates and
                                            Fraudulent Charges" and
                                            "--Investor Charge-Offs" in the
                                            attached prospectus.

                                            Slower Generation of
                                            Receivables Could Reduce
                                            Collections

                                            The receivables transferred to
                                            the First USA Credit Card
                                            Master Trust may be paid at any
                                            time. We cannot assure the
                                            creation of additional
                                            receivables in those accounts
                                            or that any particular pattern
                                            of cardholder payments will
                                            occur. A significant decline in
                                            the amount of new receivables
                                            generated by the accounts in
                                            the Trust portfolio could
                                            result in reduced collections.
                                            See "Maturity Considerations."

Allocations of
Charged-Off Receivables
Could Reduce Payments
to Certificateholders                       First USA anticipates that it
                                            will write off as uncollectible
                                            some portion of the receivables
                                            arising in accounts in the
                                            Trust portfolio. Each class of
                                            Series 2001- __ will be
                                            allocated a portion of those
                                            charged-off receivables. See
                                            "Description of the
                                            Certificates--Investor
                                            Percentage and Transferor
                                            Percentage" and "First USA's
                                            Credit Card
                                            Portfolio--Delinquency and Loss
                                            Experience." If the amount of
                                            charged-off receivables
                                            allocated to any class of
                                            certificates exceeds the amount
                                            of other funds available for
                                            reimbursement of those
                                            charge-offs (which could occur
                                            if the amount of credit
                                            enhancement for those
                                            certificates is reduced to
                                            zero) the holders of those
                                            certificates may not receive
                                            the full amount of principal
                                            and interest due to them. See
                                            "Description of the
                                            Certificates--Reallocation of
                                            Cash Flows," "--Application of
                                            Collections" and "--Defaulted
                                            Receivables; Investor
                                            Charge-Offs."

Limited Ability to
Resell Certificates                         The underwriters may assist in
                                            the reselling of Class A and
                                            Class B certificates but they
                                            are not required to do so. A
                                            secondary market for any such
                                            securities may not develop. If
                                            a secondary market does
                                            develop, it might not continue
                                            or it might not be sufficiently
                                            liquid to allow you to resell
                                            any of your securities.

Certain Liens Could Be
Given Priority Over
Your Securities                             First USA accounts for the
                                            transfer of the receivables to
                                            the Trust as a sale. However, a
                                            court could conclude that First
                                            USA still owns the receivables
                                            and that the Trust holds only a
                                            security interest. First USA
                                            will take steps to give the
                                            trustee a "first priority
                                            perfected security interest" in
                                            the receivables. If First USA
                                            became insolvent and the
                                            Federal Deposit Insurance
                                            Corporation were appointed
                                            conservator or receiver of
                                            First USA, the FDIC's
                                            administrative expenses might
                                            be paid from the receivables
                                            before the Trust received any
                                            payments on the receivables. If
                                            a court concludes that the
                                            transfer to the Trust is only a
                                            grant of a security interest in
                                            the receivables certain liens
                                            on First USA's property arising
                                            before new receivables come
                                            into existence may get paid
                                            before the Trust's interest in
                                            those receivables. Those liens
                                            include a tax or government
                                            lien or other liens permitted
                                            under the law without the
                                            consent of First USA. See
                                            "Certain Legal Aspects of the
                                            Receivables--Transfer of
                                            Receivables" and "Description
                                            of the Certificates--Representations
                                            and Warranties" in the attached
                                            prospectus.

Insolvency or
Bankruptcy of First
USA Could Result in
Accelerated, Delayed or
Reduced Payments to
Certificateholders                          First USA is chartered as a
                                            national banking association
                                            and is subject to regulation
                                            and supervision by the Office
                                            of the Comptroller of the
                                            Currency. If First USA becomes
                                            insolvent, is in an unsound
                                            condition or engages in
                                            violations of its bylaws or
                                            regulations, the Comptroller is
                                            authorized to appoint the FDIC
                                            as conservator or receiver.
                                            Under such circumstances, the
                                            FDIC could:

                                            o   require The Bank of New
                                                York (Delaware), as trustee
                                                for the Trust, to go
                                                through an administrative
                                                claims procedure to
                                                establish its right to
                                                payments collected on the
                                                receivables in the Trust;

                                            o   request a stay of
                                                proceedings with respect to
                                                the Trust's claims against
                                                First USA; or

                                            o   repudiate without
                                                compensation, First USA's
                                                ongoing obligations under
                                                the pooling and servicing
                                                agreement establishing the
                                                Trust, such as the duty to
                                                collect payments or
                                                otherwise service the
                                                receivables.

                                            If the FDIC were to take any of
                                            these actions your payments of
                                            outstanding principal and
                                            interest could be delayed and
                                            possibly reduced. In this
                                            regard, among other
                                            possibilities, it is likely
                                            that the FDIC would not pay you
                                            the interest accrued from the
                                            date of receivership to the
                                            date of repudiation or payment.
                                            See "Certain Legal Aspects of
                                            the Receivables--Certain
                                            Matters Relating to
                                            Receivership" in the attached
                                            prospectus.

                                            By statute, the FDIC as
                                            conservator or receiver is
                                            authorized to repudiate any
                                            "contract" of First USA upon
                                            payment of "actual direct
                                            compensatory damages." This
                                            authority may be interpreted by
                                            the FDIC to permit it to
                                            repudiate the transfer of
                                            receivables to the Trust. Under
                                            a recently enacted FDIC
                                            regulation, however, the FDIC
                                            as conservator or receiver will
                                            not reclaim, recover or
                                            recharacterize a bank's
                                            transfer of financial assets if
                                            certain conditions are met,
                                            including that the transfer
                                            qualifies for sale accounting
                                            treatment, was made for
                                            adequate consideration, and was
                                            not made fraudulently, in
                                            contemplation of insolvency, or
                                            with the intent to hinder,
                                            delay or defraud the bank or
                                            its creditors. First USA
                                            believes that the new FDIC
                                            regulation applies to the
                                            transfer of receivables under
                                            the pooling and servicing
                                            agreement and that the
                                            conditions of the regulations
                                            have been satisfied.

                                            If a condition required under
                                            the FDIC regulation, or other
                                            statutory or regulatory
                                            requirement applicable to the
                                            transaction, were found not to
                                            have been satisfied, the FDIC
                                            as conservator or receiver
                                            might refuse to recognize First
                                            USA's transfer of the
                                            receivables to the Trust. In
                                            that event the Trust could be
                                            limited to seeking recovery
                                            based upon its security
                                            interest in the receivables.
                                            The FDIC's statutory authority
                                            has been interpreted by the
                                            FDIC and at least one court to
                                            permit the repudiation of a
                                            security interest upon payment
                                            of "actual compensatory
                                            damages" measured as of the
                                            date of conservatorship or
                                            receivership. Such damages do
                                            not include damages for lost
                                            profits or opportunity, and no
                                            damages would be paid for the
                                            period between the date of
                                            conservatorship or receivership
                                            and the date of repudiation.
                                            The FDIC could delay its
                                            decision whether to recognize
                                            First USA's transfer of the
                                            receivables for a reasonable
                                            period following its
                                            appointment as conservator or
                                            receiver for the bank. If the
                                            FDIC were to refuse to
                                            recognize First USA's transfer
                                            of the receivables, payments of
                                            principal and interest on the
                                            Certificates could be delayed
                                            or reduced. See "Certain Legal
                                            Aspects of the
                                            Receivables--Certain Matters
                                            Relating to Receivership" in
                                            the attached prospectus.

                                            If a conservator or receiver
                                            were appointed for First USA,
                                            then a "pay out event" could
                                            occur for all outstanding
                                            series. Under the terms of the
                                            pooling and servicing agreement
                                            new principal receivables would
                                            not be transferred to the Trust
                                            and the trustee would sell the
                                            receivables allocated to a
                                            series unless holders of more
                                            than 50% of the invested amount
                                            of the series or, if the series
                                            has more than one class, each
                                            class of the series gave the
                                            trustee other instructions. The
                                            Trust would terminate earlier
                                            than was planned if each series
                                            did not vote to continue the
                                            Trust. You could have a loss if
                                            the sale of the receivables
                                            produced insufficient net
                                            proceeds to pay you in full.
                                            The conservator or receiver may
                                            nonetheless have the power:

                                            o   regardless of the terms of
                                                the pooling and servicing
                                                agreement, (a) to prevent
                                                the beginning of a rapid
                                                amortization period, (b) to
                                                prevent the early sale of
                                                the receivables and
                                                termination of the Trust or
                                                (c) to require new
                                                principal receivables to
                                                continue being transferred
                                                to the Trust; or

                                            o   regardless of the
                                                instructions of the
                                                certificateholders, (a) to
                                                require the early sale of
                                                the Trust's receivables,
                                                (b) to require termination
                                                of the Trust and retirement
                                                of the Trust's certificates
                                                (including Series 2001- __)
                                                or (c) to prohibit the
                                                continued transfer of
                                                principal receivables to
                                                the Trust.

                                            In addition, if First USA, as
                                            servicer, defaults on its
                                            obligations under the pooling
                                            and servicing agreement solely
                                            because the FDIC is appointed
                                            conservator or receiver for
                                            First USA, the FDIC might have
                                            the power to prevent either the
                                            trustee or the
                                            certificateholders from
                                            appointing a new servicer under
                                            the related pooling and
                                            servicing agreement. See
                                            "Certain Legal Aspects of the
                                            Receivables--Certain Matters
                                            Relating to Receivership" in
                                            the attached prospectus.

Issuance of Additional
Series by the Trust May
Affect the Timing of
Payments First USA Credit Card Master Trust, as a master trust, may issue series of certificates from time to time. The Trust may issue additional series with terms that are different from your series without the prior review or consent of any certificateholders. It is a condition to the issuance of each new series that each rating agency that has rated an outstanding series confirm in writing that the issuance of the new series will not result in a reduction or withdrawal of its rating of any class of any outstanding series.

                                            However, the terms of a new
                                            series could affect the timing
                                            and amounts of payments on any
                                            other outstanding series. See
                                            "Description of the
                                            Certificates--Exchanges" in the
                                            attached prospectus.

Individual
Certificateholders Will
Have Limited Control of
Trust Actions                               Certificateholders of any
                                            series or any class within a
                                            series may need the consent or
                                            approval of a specified
                                            percentage of the invested
                                            amount of other series or a
                                            class of such other series to
                                            take or direct certain actions,
                                            including to require the
                                            appointment of a successor
                                            servicer after First USA, as
                                            servicer, defaults on its
                                            obligations under the pooling
                                            and servicing agreement, to
                                            amend the pooling and servicing
                                            agreement in some cases, and to
                                            direct a repurchase of all
                                            outstanding series after
                                            certain violations of First
                                            USA's representations and
                                            warranties. The interests of
                                            the certificateholders of any
                                            such series may not coincide
                                            with yours, making it more
                                            difficult for any particular
                                            certificateholder to achieve
                                            the desired results from such
                                            vote.

Class B Bears
Additional Credit Risk                      Because Class B is subordinated
                                            to Class A, principal payments
                                            to Class B will not begin until
                                            Class A is repaid in full.
                                            Additionally, if collections of
                                            finance charge receivables
                                            allocated to Series 2001-__ are
                                            insufficient to cover amounts
                                            due to Class A, the invested
                                            amount for Class B might be
                                            reduced. This would reduce the
                                            amount of the collections of
                                            finance charge receivables
                                            available to Class B in future
                                            periods and could cause a
                                            possible delay or reduction in
                                            principal and interest payments
                                            on Class B. If the receivables
                                            are sold, the net proceeds of
                                            that sale available to pay
                                            principal would be paid first
                                            to Class A and any remaining
                                            net proceeds would be paid to
                                            Class B. See "Description of
                                            the Certificates--Subordination
                                            of the Class B Certificates."


                     First USA's Credit Card Portfolio

         Capitalized terms are defined in this supplement and if not, in the attached prospectus. Definitions are indicated by boldface type. Both the attached prospectus and this supplement contain an index of terms listing the page numbers where definitions can be found.

General

         The receivables (the "Receivables") conveyed or to be conveyed to the Trust pursuant to a pooling and servicing agreement (as the same may be amended from time to time, the "Pooling and Servicing Agreement"), between First USA Bank, National Association ("First USA" or the "Bank") as transferor (in such capacity, the "Transferor") and as servicer of the Receivables (in such capacity, the "Servicer"), and The Bank of New York (Delaware), as trustee (the "Trustee"), as supplemented by the Series Supplement relating to the Offered Certificates (the "Offered Series Supplement") (the term "Pooling and Servicing Agreement," unless the context requires otherwise, refers to the Pooling and Servicing Agreement, dated as of September 1, 1992, as amended, and as supplemented by the Offered Series Supplement) have been or will be generated from transactions made by holders of MasterCard and VISA credit card accounts ("Accounts") selected by First USA, including premium accounts and standard accounts, from the Bank Portfolio. Each Class A Floating Rate Asset Backed Certificate, Series 2001-__ (collectively, the "Class A Certificates") and each Class B Floating Rate Asset Backed Certificate, Series 2001-__ (collectively, the "Class B Certificates" and, together with the Class A Certificates, the "Offered Certificates") will represent the right to receive certain payments from the Trust. As used in this supplement, the term "Certificateholders" refers to holders of the Certificates, the term "Class A Certificateholders" refers to holders of the Class A Certificates, the term "Class B Certificateholders" refers to holders of the Class B Certificates, and the term "Excess Collateral Holders" refers to the holders of the Excess Collateral, Series 2001-__ (the "Excess Collateral" and, together with the Offered Certificates, the "Certificates").

         On September 17, 1999, the Bank's predecessor, also named First USA Bank, National Association (the "Predecessor Bank"), a direct wholly-owned subsidiary of BANK ONE CORPORATION ("BANK ONE") was merged with and into FCC National Bank, an affiliated national banking association and a direct wholly-owned subsidiary of BANK ONE, with FCC National Bank as the surviving bank. The surviving bank has been renamed "First USA Bank, National Association" with its executive offices located at 201 North Walnut Street, Wilmington, Delaware 19801, telephone number (302) 594-4000.

         In connection with the merger of the Predecessor Bank and FCC National Bank, the credit card portfolios of the Predecessor Bank and FCC National Bank were consolidated. Prior to this merger, on July 1, 1998, BANC ONE CORPORATION ("BANC ONE") consolidated substantially all of its consumer credit card operations in the Predecessor Bank. The Predecessor Bank has since added receivables in accounts originated by the Predecessor Bank, Bank One, N.A., Bank One Arizona, NA and other affiliates of the Predecessor Bank to the Trust. During 1998, the Predecessor Bank purchased the credit card portfolio of Chevy Chase Bank F.S.B. and acquired accounts formerly owned by First National Bank of Commerce. In 1998 and 1999, the Predecessor Bank purchased portfolios of VISA and MasterCard credit card loans from General Electric Capital Corporation ("GE Capital"). The Predecessor Bank added to the Trust receivables totaling in aggregate approximately $2.354 billion at the time of addition from the accounts acquired from GE Capital on August 6, 1999 and October 29, 1999. On June 29, 2000 the Bank added to the Trust receivables totaling in aggregate approximately $779.4 million from certain accounts owned by FCC National Bank at the time of the Merger. A substantial portion of the other acquired portfolios (other than the GE Capital portfolio) is currently subject to securitization through other credit card master trusts. The Bank may, from time to time, add to the Trust additional receivables arising in accounts originated by affiliates of the Bank or purchased by the Bank or the Predecessor Bank. Each such addition to the Trust of receivables in accounts originated by the Bank and affiliates of the Bank or purchased by the Bank is subject to certain restrictions on addition of Accounts in the Pooling and Servicing Agreement, including satisfaction of the Rating Agency Condition with respect to such addition. See "Description of the Certificates-Addition of Accounts" in the attached Prospectus. Prior to acquiring a portfolio, the Bank reviews the historical performance and seasoning of the portfolio and the policies and practices of the selling institution, but individual accounts are not requalified by the Bank. There can be no assurance that Accounts so acquired were originated in a manner consistent with the Bank's policies as described under "First USA's Credit Card Activities General Growth Strategy and Origination" and "--Underwriting Procedures" in the attached Prospectus or that the underwriting and qualification of such Accounts conformed to any given standards. The Accounts include accounts previously acquired by the Bank. Such accounts and any accounts acquired in the future may become Additional Accounts provided that, at such time, they constitute Eligible Accounts. See "The Receivables," "Description of the Certificates--Transfer and Assignment of Receivables" and "--Representations and Warranties" in the attached Prospectus.

         BANK ONE is a multibank holding company organized in 1998 under the laws of the State of Delaware to effect the merger effective October 2, 1998 of First Chicago NBD Corporation, a Delaware corporation with and into BANC ONE. BANK ONE is headquartered in Chicago, Illinois and registered under the Bank Holding Company Act of 1956, as amended.

Assessment of Fees and Finance and Other Charges

         A billing statement is sent to each cardholder at the end of each monthly billing cycle in which the account has a debit or credit balance of more than one dollar or if a finance charge has been imposed. With minor exceptions, the minimum payment due each month on each account is equal to the greater of $10 or 2% of the balance shown on the statement, plus the greater of any amount past due or any amount over the cardholder's credit line. The Bank may assess a late payment fee, generally ranging from $10 to $35 for most accounts, if it does not receive the minimum payment by the payment due date shown on the monthly billing statement. The Bank may assess a return check fee, generally ranging from $10 to $35, for each payment check that is dishonored or that is unsigned or otherwise irregular, an overlimit fee, generally ranging from $10 to $29, for Purchases or Cash Advances that cause the credit line to be exceeded and administrative fees for certain functions performed at the request of the cardholder. Unless otherwise arranged between the Bank and the cardholder, any late payment fee, return check fee, overlimit fee or administrative fee is added to the account and treated as a Purchase. In some cases, the Bank charges a non-refundable Annual Membership Fee. In addition, the Bank assesses on some cardholder accounts, a transaction fee for the purchase of money orders, the use of wire transfers, the use of convenience checks and certain balance transfer transactions, equal to the greater of 2-3% of the amount thereof and $5, with a cap ranging from $35 to $50.

         Periodic finance charges ("Periodic Finance Charges") are not assessed in most circumstances on Purchases and convenience checks if all balances shown in the billing statement are paid by the payment due date, which is approximately 20 to 25 days from the previous cycle billing date. Periodic Finance Charges are assessed on new Purchases and convenience checks from the day that they are posted to the account if all balances shown in the prior billing statement were not paid in full by the payment due date. Periodic Finance Charges are assessed on Cash Advances from the later of the day that they are made or the first day of the billing cycle during which they were posted to the account. Aggregate finance charges for each account in any given monthly billing cycle consist of Periodic Finance Charges equal to either (i) the product of the monthly periodic rate multiplied by the average daily balance or (ii) the product of the daily balance and the daily periodic rate totaled, in each case, for each day during the monthly billing cycle; plus, if applicable, an additional Cash Advance finance charge or transaction finance charge (not applicable for certain accounts), generally equal to a one-time charge of 2% to 3% of the Cash Advance or purchase of a money order, wire transfer or use of a convenience check or a balance transfer request (with a minimum ranging from $5 to $15 and a maximum ranging from $20 to unlimited), for each of these transactions posted to the account. Certain accounts in the portfolio of VISA(R) and MasterCard(R)(1) credit card accounts serviced by the Bank, including accounts originated by the affiliates of the Bank whose consumer credit card operations were consolidated in the Bank on July 1, 1998 (the "Bank Portfolio") have an introductory period annual percentage rate ranging from 1.90% to 9.90%. The introductory rates on the accounts in the Bank Portfolio are primarily fixed annual percentage rates. The annual percentage rates, after the introductory rate period, are usually fixed or floating periodic rates that adjust periodically according to an index. Post-introductory annual percentage rates generally range from 9.99% to 26.99%.

------------
1 VISA(R)and MasterCard(R)are registered trademarks of VISA USA Incorporated and MasterCard International Incorporated, respectively.


Delinquency and Loss Experience

         The Bank considers any account contractually delinquent if the minimum payment due thereunder is not received by the Bank by the date of the statement following the statement on which the amount is first stated to be due. An account is not treated as delinquent by the Bank if the minimum payment is received by the next billing date.

         Efforts to collect delinquent credit card receivables are made by the Bank's collection department personnel, collection agencies and attorneys retained by the Bank. For a description of the Bank's collection practices and policies, see "First USA's Credit Card
Activities--Delinquencies and Charge-Offs" in the attached prospectus.

         The Bank generally charges off an account at the end of the month in which an account becomes greater than six billing cycles past due. The Bank's charge-off policy is intended to be compliant with regulations established by the Federal Financial Institutions Examination Counsel (the "FFIEC"). Commencing with the May 2000 reporting period, the Bank adopted new guidelines established by the FFIEC, relating to the timing of recognition of losses on accounts of which the cardholder has filed for bankruptcy or died. See "First USA's Credit Card Activities -- Delinquencies and Charge-Offs" in the attached prospectus.

         The following tables set forth the delinquency and loss experience for each of the periods shown for the Trust Portfolio. Reported loss and delinquency percentages, which reflect delinquent receivables balances as a percentage of outstanding loans, for the Trust Portfolio may be reduced as a result of the addition of newly originated receivables. Receivables in newly originated accounts generally have lower delinquency and loss levels than receivables in more seasoned accounts and the addition of these receivables to the Trust Portfolio increases the outstanding Receivables balance for the Trust Portfolio.

                           Delinquency Experience
                              Trust Portfolio
                           (dollars in thousands)

                                                                                   As of December 31,
                               As of      , 2001                2000                      1999                     1998
                        -----------------------------   ---------------------  -------------------------------------------------
                                        Percentage of           Percentage of           Percentage of          Percentage of
                                Dollar   Receivables   Dollar    Receivables   Dollar    Receivables  Dollar    Receivables
                               Amount(1) Outstanding  Amount(1)  Outstanding  Amount(1)  Outstanding Amount(1)  Outstanding

Receivables Outstanding....
Number of Days
   Delinquent:(2)
   35-59 days..............
   60-89 days..............
   90 or more days.........
     Total.................

(1) The Dollar Amount reflected includes all amounts due from cardholders as posted to the accounts as of the date specified.

(2) The amount of Receivables delinquent 90 or more days for each of the periods is stated on a basis consistent with the Bank's current policy of charging off an account at the end of the month in which an account becomes greater than six billing cycles past due.


                                           Loss Experience
                                           Trust Portfolio
                                       (dollars in thousands)

                                                       ----- Months
                                                           Ended
                                                              , 2001             Year Ended December 31,
                                                                             2000        1999          1998
                                                   --------------------      ----        ----          ----

Average Principle Receivables Outstanding...........
Net Losses(1)(2)....................................
Net Losses as a percentage of
  Average Principal Receivables Outstanding(3)......

(1)      Net Losses shown for the       months ended       , 2001 and the
         years ended December 31, 2000, 1999 and 1998 are stated on a basis consistent with the Bank's current policy of charging off an account at the end of the month in which an account becomes greater than six billing cycles past due.

(2)      Net Losses as a percentage of gross charge-offs for the months
         ended     , 2001 and for each of the years ended December 31, 2000,
         1999 and 1998 were    %,    %,    % and    %, respectively. Gross
         charge-offs are principal charge-offs before recoveries and do not include the amount of any reductions in principal receivables due to fraud, returned goods or customer disputes.

(3)      Annualized.

         The Trust's delinquency and net loss percentages at any time reflect, among other factors, the quality of the related credit card loans, the average seasoning of the related accounts, the success of the Bank's collection efforts and general economic conditions. Total Receivables delinquent as a percentage of total Principal Receivables outstanding
decreased from     % at December 31, 1998 to % at December 31, 1999
increased to   % at December 31, 2000 and [    ]. The net loss percentage
decreased from    % for 1998, to   % for 1999, increased to    % for 2000
and [increased/decreased] to     % for the _______ period ended _______. The
industry continues to experience intense competition, which results in increased account turnover and higher costs per account. The Bank's focus continues to be to optimize the profitability of each account within the context of acceptable risk characteristics. As the Bank increases market penetration, it will continue to focus on segments of the credit market which have been highly profitable, and the Bank believes the Trust's delinquency and loss rates will generally follow industry trends.

Interchange

         Creditors participating in the VISA and MasterCard associations receive Interchange as partial compensation for taking credit risk, absorbing fraud losses and funding receivables for a limited period prior to initial billing. Under the VISA and MasterCard systems a portion of this Interchange in connection with cardholder charges for goods and services is collected by banks that issue credit cards by applying a discount to the amount paid by such banks to the banks that clear the related transactions for merchants. Interchange currently ranges from approximately 1.0% to 2.0% of the transaction amount. Interchange will be allocated to the Trust by treating 1.3% (subject to adjustment at the option of the Transferor upon the satisfaction of certain conditions as described in the attached prospectus under "Description of the Certificates--Discount Receivables") of collections on the Receivables (whether arising from Purchases or Cash Advances), other than collections with respect to Periodic Finance Charges, Annual Membership Fees and Other Charges, as collections of Discount Receivables.


                              The Receivables

General

         The receivables conveyed to the Trust have arisen and will arise in accounts selected by First USA from the Bank Portfolio on the basis of criteria set forth in the Pooling and Servicing Agreement as applied on
August 21, 1992 (the "Cut-Off Date") and, with respect to additional accounts, as of the related dates of their designations (the "Trust Portfolio"). The receivables in the Trust Portfolio, as of the close of
business on          , consisted of $         of Principal Receivables and
$     of Finance Charge Receivables. On the Closing Date, the Transferor
will deposit $__________ into the Finance Charge Account, which will be applied as collections of Finance Charge Receivables received during the initial Monthly Period and allocated to Series 2001-__. The accounts, including such additional accounts, had an average principal receivable balance
of $   (including accounts with a zero balance) and an average credit limit
of $    . The percentage of the aggregate total receivable balance to the
aggregate total credit limit was    %.

         As of         , cardholders whose accounts are included in the Trust
Portfolio, including such additional accounts, had billing addresses in 50 states, the District of Columbia and other United States territories and possessions.

         Pursuant to the Pooling and Servicing Agreement, First USA has the right, subject to certain limitations and conditions set forth therein, to designate from time to time Additional Accounts and to transfer to the Trust all Receivables of such Additional Accounts, whether such receivables are then existing or thereafter created. Any Additional Accounts designated pursuant to the Pooling and Servicing Agreement must be Eligible Accounts as of the date First USA designates such accounts as Additional Accounts, and must have been selected as Additional Accounts absent a selection procedure believed by First USA to be materially adverse to the interests of the holders of any Series of certificates. Additionally, First USA must have received notice from the applicable Rating Agencies that the inclusion of such accounts as Additional Accounts will not result in a reduction or withdrawal by such Rating Agencies of any then existing rating of any Class of certificates of any Series then outstanding. First USA will be required to designate Additional Accounts, to the extent available, (a) to maintain the Transferor Interest so that the Transferor Interest averaged over the preceding 30 consecutive days and expressed as a percentage of the aggregate amount of Principal Receivables averaged over the same period equals or exceeds the Minimum Transferor Interest and (b) to maintain, for so long as certificates of any Series (including the Offered Certificates) remain outstanding, the aggregate amount of Principal Receivables to be equal to or greater than the Minimum Aggregate Principal Receivables. See "Description of the Certificates--Addition of Accounts" in the attached prospectus.

         The Minimum Transferor Interest applicable to the Certificates is currently 4%. The Minimum Aggregate Principal Receivables applicable to the Certificates is an amount equal to (i) the sum of the initial invested amounts of all Series then outstanding other than any Series of variable funding certificates, (ii) with respect to any Series of variable funding certificates in its revolving period, the then current invested amount of such Series and (iii) with respect to any Series of variable funding certificates in its amortization period, the invested amount of such Series at the end of the last day of the Revolving Period for such Series.

         Further, pursuant to the Pooling and Servicing Agreement, First USA will have the right (subject to certain limitations and conditions) to designate certain Accounts and to require the Trustee to reconvey all Receivables in such Accounts (the "Removed Accounts") to First USA, whether such Receivables are then existing or thereafter created. See "Description of the Certificates--Removal of Accounts" in the attached prospectus. Throughout the term of the Trust, the Accounts from which the Receivables arise will be the Accounts designated by First USA on the Cut-Off Date plus any Additional Accounts minus any Removed Accounts.

         The following tables summarize the Trust Portfolio by various
criteria as of the close of business on        . Because the future composition
of the Trust Portfolio may change over time, these tables are not necessarily indicative of the composition of the Trust Portfolio at any subsequent time.


                                   Composition by Account Balance
                                           Trust Portfolio

                                                                          Percentage                        Percentage
                                                                           of Total                          of Total
                                                      Number of             Number        Amount of          Amount of
Account Balance                                       Accounts            of Accounts    Receivables        Receivables

Credit Balance................................
No Balance....................................
$0.01 to $2,000.00............................
$2,000.01 to $5,000.00........................
$5,000.01 to $10,000.00.......................
$10,000.01 or More............................
         TOTAL................................



                                     Composition by Credit Limit
                                           Trust Portfolio

                                                                          Percentage                        Percentage
                                                                           of Total                          of Total
                                                      Number of             Number        Amount of          Amount of
Credit Limit Range                                    Accounts            of Accounts    Receivables        Receivables

$0.00 to $2,000.00............................
$2,000.01 to $5,000.00........................
$5,000.01 to $10,000.00.......................
$10,000.01 or More............................
         TOTAL................................



                                Composition by Period of Delinquency
                                           Trust Portfolio

                                                                          Percentage                        Percentage
                                                                           of Total                          of Total
                                                      Number of             Number        Amount of          Amount of
Payment Status (Days Contractually Delinquent)        Accounts            of Accounts    Receivables        Receivables
----------------------------------------------        --------            -----------    -----------        -----------

Not Delinquent................................
Up to 34 Days.................................
35 to 64 Days.................................
65 to 94 Days.................................
95 or More Days...............................
         TOTAL................................



                                   Composition of Accounts by Age
                                           Trust Portfolio

                                                                          Percentage                        Percentage
                                                                           of Total                          of Total
                                                     Number of              Number        Amount of          Amount of
Account Age                                          Accounts             of Accounts    Receivables        Receivables

Less than or equal to 6 Months................
Over 6 Months to 12 Months....................
Over 12 Months to 24 Months...................
Over 24 Months to 36 Months...................
Over 36 Months to 48 Months...................
Over 48 Months to 60 Months...................
Over 60 Months................................
         TOTAL................................



                               Composition by Geographic Distribution
                                           Trust Portfolio

                                                                          Percentage                             Percentage
                                                                           of Total                               of Total
                                                         Number of         Number of             Amount of        Amount of
State                                                    Accounts          Accounts             Receivables      Receivables

Alabama.....................................
Alaska......................................
Arizona.....................................
Arkansas....................................
California..................................
Colorado....................................
Connecticut.................................
Delaware....................................
District of Columbia........................
Florida.....................................
Georgia.....................................
Hawaii......................................
Idaho.......................................
Illinois....................................
Indiana.....................................
Iowa........................................
Kansas......................................
Kentucky....................................
Louisiana...................................
Maine.......................................
Maryland....................................
Massachusetts...............................
Michigan....................................
Minnesota...................................
Mississippi.................................
Missouri....................................
Montana.....................................
Nebraska....................................
Nevada......................................
New Hampshire...............................
New Jersey..................................
New Mexico..................................
New York....................................
North Carolina..............................
North Dakota................................
Ohio........................................
Oklahoma....................................
Oregon......................................
Pennsylvania................................
Rhode Island................................
South Carolina..............................
South Dakota................................
Tennessee...................................
Texas.......................................
Utah........................................
Vermont.....................................
Virginia....................................
Washington..................................
West Virginia...............................
Wisconsin...................................
Wyoming.....................................
Other U.S. territories
         TOTAL


         Since the largest number of cardholders (based on billing addresses) whose Accounts were included in the Trust Portfolio as of _________ were in California, Texas, New York, Florida and Ohio, adverse changes in the economic conditions in these areas could have a direct impact on the timing and amount of payments on the Certificates.

                          Maturity Considerations

         The Pooling and Servicing Agreement provides that Class A Certificateholders will not receive payments of principal until the _____ Distribution Date (the "Class A Scheduled Payment Date"), or earlier in the event of a Pay Out Event which results in the commencement of the Rapid Amortization Period. The Pooling and Servicing Agreement also provides that Class B Certificateholders will not receive payments of principal until the Class A Invested Amount has been paid in full. Principal of the Class B Certificates is expected to be paid on the Class B Scheduled Payment Date which is the _____ Distribution Date (the "Class B Scheduled Payment Date," and sometimes referred to herein collectively with the Class A Scheduled Payment Date and the Excess Collateral Scheduled Payment Date as the "Scheduled Payment Date"), or earlier in the event of a Pay Out Event which results in the commencement of the Rapid Amortization Period (in either case, only after the Class A Invested Amount has been paid in full).

         On each Transfer Date during the Accumulation Period prior to the earlier of the payment of the Class A Invested Amount in full and the commencement of the Rapid Amortization Period, an amount equal to the least of (a) the Available Investor Principal Collections with respect to the preceding Monthly Period, (b) the applicable "Controlled Deposit Amount" for such Monthly Period, which is equal to the sum of the applicable Controlled Accumulation Amount for such Monthly Period and the applicable Accumulation Shortfall, if any, from the previous Monthly Period, and (c) the Class A Adjusted Invested Amount prior to any deposits on such day will be deposited in the Principal Funding Account until the amount on deposit in the Principal Funding Account (the "Principal Funding Account Balance") equals the Class A Invested Amount. After the full amount of the Class A Invested Amount has been deposited in the Principal Funding Account, an amount equal to the least of (a) the Available Investor Principal Collections with respect to the preceding Monthly Period remaining after the application thereof to the Class A Invested Amount, if any, (b) the applicable Controlled Deposit Amount (minus the Class A Monthly Principal) for such Monthly Period and (c) the Class B Adjusted Invested Amount prior to any deposits on such day will be deposited in the Principal Funding Account until the Principal Funding Account Balance equals the sum of the Class A Invested Amount and the Class B Invested Amount. On and after the Transfer Date preceding the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount will be paid in full, an amount equal to, for each Monthly Period, the least of (a) the Available Investor Principal Collections with respect to the preceding Monthly Period remaining after the application thereof to the Class A Invested Amount and the Class B Invested Amount, if any, (b) the applicable Controlled Deposit Amount (minus the Class A Monthly Principal and the Class B Monthly Principal) for such Monthly Period and (c) the Excess Collateral Adjusted Amount prior to any deposits on such day will be deposited in the Principal Funding Account until the Principal Funding Account Balance equals the sum of the Class A Invested Amount, the Class B Invested Amount and the Excess Collateral Amount and such amount will be distributed to the Excess Collateral Holders on the Excess Collateral Scheduled Payment Date and, if the Excess Collateral Amount is not paid in full on such date, on each subsequent Transfer Date (other than the Transfer Date prior to the Stated Series Termination Date) and on the Stated Series Termination Date until the earlier of the date on which the Excess Collateral Amount has been paid in full and the Stated Series Termination Date. Although it is anticipated that collections of Principal Receivables will be available on each Transfer Date during the Accumulation Period to make a deposit of the applicable Controlled Deposit Amount and that amounts in the Principal Funding Account will be available to pay the Class A Invested Amount to the Class A Certificateholders on the Class A Scheduled Payment Date and the Class B Invested Amount to the Class B Certificateholders on the Class B Scheduled Payment Date, respectively, no assurance can be given in this regard. If the amount required to pay the Class A Invested Amount or the Class B Invested Amount in full is not available on the Class A Scheduled Payment Date or the Class B Scheduled Payment Date, respectively, the Rapid Amortization Period will commence.

         If a Pay Out Event occurs during the Accumulation Period, the Rapid Amortization Period will commence and the amount on deposit in the Principal Funding Account up to the Class A Invested Amount will be paid to the Class A Certificateholders on the first Distribution Date with respect to the Rapid Amortization Period. In addition, to the extent that the Class A Invested Amount has not been paid in full on the Class A Scheduled Payment Date, the Class A Certificateholders will be entitled to monthly payments of principal on each succeeding Distribution Date equal to the Available Investor Principal Collections until the Class A Certificates have been paid in full. After the Class A Certificates have been paid in full, Available Investor Principal Collections will be paid to the Class B Certificates on each Distribution Date until the earlier of the date on which the Class B Invested Amount has been paid in full and the ______ Distribution Date (the "Stated Series Termination Date").

         A Pay Out Event occurs, either automatically or after specified notice, upon (a) the failure of the Transferor to make certain payments or transfers of funds for the benefit of the Certificateholders within the time periods stated in the Pooling and Servicing Agreement and the Offered Series Supplement, (b) material breaches of certain representations, warranties or covenants of the Transferor, which are not cured within the time periods stated in the Pooling and Servicing Agreement, (c) certain events of insolvency or receivership relating to the Transferor, (d) the occurrence of a Servicer Default which would have a material adverse effect on the Certificateholders, (e) the failure of the Transferor to convey Receivables arising under Additional Accounts to the Trust when required by the Pooling and Servicing Agreement, (f) the Trust's becoming subject to regulation as an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (g) a reduction in the average Portfolio Yield for any three consecutive Monthly Periods to a rate which is less than the average Base Rate for such three consecutive Monthly Periods. The "Base Rate" means, with respect to any Monthly Period, the weighted average of the Class A Certificate Rate, the Class B Certificate Rate and the Excess Collateral Minimum Rate as of the last day of such Monthly Period (weighted based on the Class A Invested Amount, the Class B Invested Amount and the Excess Collateral Amount, respectively, as of the last day of such Monthly Period) plus the product of 2.00% per annum and a fraction the numerator of which is the sum of the Class A Adjusted Invested Amount, the Class B Adjusted Invested Amount and the Excess Collateral Adjusted Amount and the denominator of which is the Invested Amount, each as of the last day of such Monthly Period. The term "Portfolio Yield" means, with respect to any Monthly Period, the annualized percentage equivalent of a fraction the numerator of which is an amount equal to the sum of (i) the amount of collections of Finance Charge Receivables allocable to the Certificateholders for such Monthly Period, (ii) the investment proceeds on amounts on deposit in the Principal Funding Account which are deposited in the Finance Charge Account on the Transfer Date related to such Monthly Period and (iii) the amount, if any, withdrawn from the Reserve Account to be deposited in the Finance Charge Account on the Transfer Date relating to such Monthly Period, calculated on a cash basis after subtracting an amount equal to the Investor Default Amount for such Monthly Period, and the denominator of which is the Invested Amount as of the last day of the preceding Monthly Period. See "Description of the Certificates--Pay Out Events" herein and in the attached prospectus.

         The following table sets forth the highest and lowest cardholder monthly payment rates for the Trust Portfolio during any month in the periods shown and the average cardholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of average monthly principal receivable balances during the periods shown. Payment rates shown in the table are based on amounts which would be deemed payments of Principal Receivables with respect to the Accounts.


                                  Cardholder Monthly Payment Rates
                                           Trust Portfolio



                                            ______ Months
                                            Ended                     Year Ended December 31,
                                                                      -----------------------
                                                  , 2001      2000             1999             1998
                                         ---------------      ----             ----             ----

Lowest Month
Highest Month
Monthly Average


         The amount of collections of Receivables may vary from month to month due to seasonal variations, general economic conditions, payment habits of individual cardholders and number of collection days. There can be no assurance that future collections of Principal Receivables with respect to the Trust Portfolio will be similar to the historical experience set forth above. If a Pay Out Event occurs, the average life and maturity of the Certificates could be significantly reduced. In addition, there can be no assurance that the issuance of other Series or the terms of any such other Series might not have an impact on the timing and the amount of the payments received by the Certificateholders.

         Because there may be a slowdown in the payment rate to a rate below the payment rate used to determine the Controlled Accumulation Amount or a Pay Out Event may occur which would initiate the Rapid Amortization Period, there can be no assurance that the actual number of months elapsed from the date of issuance of the Class A Certificates and the Class B Certificates to their respective final Distribution Dates will equal the expected number of months. See "Maturity Assumptions" in the attached prospectus. As described under "Description of the Certificates--Postponement of Accumulation Period," the Servicer may shorten the Accumulation Period and, in such event, there can be no assurance that the duration of the Accumulation Period will be sufficient for the accumulation of all amounts necessary to pay the Class A Invested Amount and the Class B Invested Amount on the Class A Scheduled Payment Date and the Class B Scheduled Payment Date, respectively, especially if a pay out event were to occur with respect to one or more other Series thereby limiting the amount of Excess Principal Collections allocable to the Offered Series.


                      Receivable Yield Considerations

         The portfolio yield on the Trust Portfolio for          and for each
of the three years contained in the period ended December 31, 2000, 1999 and 1998 is set forth in the following table. The portfolio yields in the table are calculated on a cash basis. Portfolio yield will be affected by numerous factors, including changes in the periodic rates, variations in the rate of payments and new borrowings on the Accounts, the amount of the Annual Membership Fees and Other Charges, changes in the delinquency and loss rates on the Receivables and the percentage of cardholders who pay their balances in full each month and do not incur Periodic Finance Charges, which may in turn be caused by a variety of factors, including seasonal variations, the availability of other sources of credit and general economic conditions. See "Maturity Assumptions" in the attached prospectus. Interchange will be included in the Trust on an estimated basis by initially treating 1.3% of collections on the Receivables, other than collections with respect to Periodic Finance Charges, Annual Membership
Fees and Other Charges, as collections of Discount Receivables.



                                          Yield Percentage
                                           Trust Portfolio
                                       (dollars in thousands)


                                            ______ Months
                                                Ended                     Year Ended December 31,
                                                                          -----------------------
                                                      , 2001      1997             1998             1999
                                         -------------------      ----             ----             ----

Finance Charges and Fees and
  Discount Receivables
Average Yield Percentage(1)

(1) Average Yield Percentage represents the average of the yield percentages for all months during the periods shown calculated as described in "Selected Trust Portfolio Summary Data."


                              Use of Proceeds

         The net proceeds from the sale of the Offered Certificates, in the amount of $________, before deduction of expenses, will be (i) used to make an initial deposit to the Finance Charge Account in the amount of $________ and (ii) paid to First USA. First USA will use such balance of the proceeds for its general corporate purposes.


                            First USA Bank, N.A.

         The Bank is one of the nation's three largest issuers of VISA and MasterCard credit cards in the United States, with more than 50.6 million credit cards issued and approximately $64.0 billion in managed credit card loans outstanding as of March 31, 2001. See "First USA and BANK ONE CORPORATION" in the attached prospectus.

                      Description of the Certificates


         The Offered Certificates will be issued pursuant to the Pooling and Servicing Agreement, dated as of September 1, 1992, by and between the Bank and the Trustee, as amended, and the Offered Series Supplement. Pursuant to the Pooling and Servicing Agreement, First USA and the Trustee may execute further Series Supplements in order to issue additional Series. The following summary of the Offered Certificates does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all of the provisions of the Pooling and Servicing Agreement and the Offered Series Supplement. See "Description of the Certificates" in the attached prospectus for additional information concerning the Offered Certificates and the Pooling and Servicing Agreement.

General

         The Certificates will represent undivided interests in certain assets of the Trust, including the right to the applicable allocation percentage of all cardholder payments on the Receivables in the Trust. Each Class A Certificate represents the right to receive payments of interest at the applicable Class A Certificate Rate for the related Interest Period and payments of principal on the Class A Scheduled Payment Date, or on each Distribution Date during the Rapid Amortization Period, funded from collections of Finance Charge Receivables (and, as necessary, Excess Finance Charge Collections and Reallocated Principal Collections to the extent available) and Principal Receivables, respectively, allocated to the Class A Certificateholders' Interest and certain other amounts. Each Class B Certificate represents the right to receive payments of interest at the applicable Class B Certificate Rate for the related Interest Period and payments of principal on the Class B Scheduled Payment Date or on each Distribution Date during the Rapid Amortization Period after the Class A Invested Amount has been paid in full, funded from collections of Finance Charge Receivables (and, as necessary, Excess Finance Charge Collections and Reallocated Excess Collateral Principal Collections, to the extent available) and Principal Receivables, respectively, allocated to the Class B Certificateholders' Interest and certain other amounts. Payments of interest and principal will be made on each Distribution Date to Certificateholders in whose names the Certificates were registered on the last day of the calendar month preceding such Distribution Date (each, a "Record Date").

         The Class A Certificates and the Class B Certificates initially will be represented by certificates registered in the name of the nominee of DTC and beneficial interests in the Certificates will be available for purchase in book-entry form only in minimum denominations of $1,000 and integral multiples thereof.

         Application has been made to list the Class A Certificates and the Class B Certificates on the Luxembourg Stock Exchange.

         In the event that Definitive Certificates are issued, an Offered Certificate that is mutilated, destroyed, lost or stolen may be exchanged or replaced, as the case may be, at the offices of the co-transfer agent and co-registrar in Luxembourg upon presentation of the Offered Certificate or satisfactory evidence of the mutilation, destruction, loss or theft thereof to the co-transfer agent and co-registrar. An indemnity satisfactory to the co-transfer agent and co-registrar and the Trustee may be required at the expense of the Certificateholder before a replacement Offered Certificate will be issued. The Certificateholder will be required to pay any tax or other governmental charge imposed in connection with such exchange or replacement and any other expenses (including the fees and expenses of the Trustee and the co-transfer agent and co-registrar) connected therewith. The transfer agent and registrar shall not be required to register the transfer or exchange of Definitive Certificates for a period of fifteen (15) days preceding the due date for any payment with respect to such Definitive Certificates.

         The Trustee will maintain a paying agent in Luxembourg for so long as the Offered Certificates are outstanding. The name and address of the paying agent in Luxembourg are set forth at the end of this supplement. If Definitive Certificates are issued, such paying agent also will act as co-transfer agent and co-registrar with respect to the Definitive Certificates and transfers of the Definitive Certificates may be made through the facilities of such co-transfer agent. In addition, upon maturity or final payment, such Definitive Certificates may be presented for payment at the offices of such paying agent in Luxembourg up to two years after maturity or final payment.

Status of the Certificates

         The Offered Series will rank pari passu with all other outstanding Series. Payments on the Class B Certificates are subordinated to payments on the Class A Certificates to the extent described herein and in the attached prospectus.

         Payments on the Excess Collateral are subordinated to payments on the Class A Certificates and the Class B Certificates to the extent described herein and in the attached prospectus.

Prescription

         The Pooling and Servicing Agreement provides that any money paid by the Trust to any of the paying agents for the payment of principal or interest which remains unclaimed for two years after such principal or interest shall have become due and payable will be repaid to the Trust, and thereafter any holder of an Offered Certificate may look only to the Trust for payment thereof.

Interest Payments

         Interest will accrue on the outstanding principal balance of the Class A Certificates at the applicable Class A Certificate Rate and on the outstanding principal balance of the Class B Certificates at the applicable Class B Certificate Rate from _________ (the "Closing Date"). Interest will accrue on the Certificates and be payable on ________, and on the __th day of each month thereafter, or if such __th day is not a business day, on the next succeeding business day (each, a "Distribution Date"), in an amount equal to (i) with respect to the Class A Certificates, the product of (a) the actual number of days in the related Interest Period divided by 360,
(b) the Class A Certificate Rate and (c) the outstanding principal amount of the Class A Certificates as of the preceding Record Date (or in the case of the first Distribution Date, an amount equal to the product of (x) the outstanding principal amount of the Class A Certificates on the Closing Date, (y) __ divided by 360 and (z) the Class A Certificate Rate determined on _________) and (ii) with respect to the Class B Certificates, the product of (a) the actual number of days in the related Interest Period divided by 360, (b) the Class B Certificate Rate and (c) the outstanding principal amount of the Class B Certificates as of the preceding Record Date (or in the case of the first Distribution Date, an amount equal to the product of (x) the outstanding principal amount of the Class B Certificates on the Closing Date, (y) __ divided by 360 and (z) the Class B Certificate Rate determined on __________). Interest payments on the Certificates will be funded, (i) with respect to the Class A Certificates, from the portion of Finance Charge Receivables collected during the preceding Monthly Period (or with respect to the first Distribution Date, from and including the Closing Date to and including __________) allocated to the Class A Certificateholders' Interest and, if necessary, from Excess Finance Charge Collections allocated to the Class A Certificates and Reallocated Principal Collections (to the extent available), (ii) with respect to the Class B Certificates, from the portion of Finance Charge Receivables collected during the preceding Monthly Period (or with respect to the first Distribution Date, from and including the Closing Date to and including _________) allocated to the Class B Certificateholders' Interest and, if necessary, from Excess Finance Charge Collections allocated to the Class B Certificates and Reallocated Excess Collateral Principal Collections (to the extent available) remaining after certain other payments have been made with respect to the Class A Certificates and (iii) with respect to the Excess Collateral Amount, from Excess Finance Charge Collections allocated to the Excess Collateral Holders. The "Interest Period" with respect to any Distribution Date, or related Transfer Date, as the case may be, will be the period from the previous Distribution Date through the day preceding such Distribution Date, except that the initial Interest Period will be the period from the Closing Date through the day preceding the initial Distribution Date.

         The Class A Certificates will bear interest at the rate of ____% above LIBOR determined as set forth below from the Closing Date through _________, and with respect to each Interest Period thereafter (the "Class A Certificate Rate"). The Class B Certificates will bear interest at the rate of____% above LIBOR determined as set forth below from the Closing Date through ________, and with respect to each Interest Period thereafter (the "Class B Certificate Rate," sometimes referred to herein collectively with the Class A Certificate Rate as the "Certificate Rate").

         The Trustee will determine LIBOR on _________, ____ for the period from the Closing Date through _________, ____, and for each Interest Period following the initial Interest Period, on the second London business day prior to the Distribution Date on which such Interest Period commences (each, a "LIBOR Determination Date"). For purposes of calculating LIBOR, a "London business day" is any day, other than a Saturday, Sunday or day on which banking institutions in London, England trading in U.S. dollar deposits in the London interbank market, or banking institutions in New York, New York or in Newark, Delaware, are authorized or obligated by law or executive order to be closed.

         "LIBOR" means, as of any LIBOR Determination Date, the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.

         "Telerate Page 3750" means the display page currently so designated on the Bridge Telerate Service Inc. (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

         "Reference Banks" means four major banks in the London interbank market selected by the Servicer.

         The Class A Certificate Rate and the Class B Certificate Rate applicable to the then current and immediately preceding Interest Period may be obtained by telephoning The Bank of New York at (800) 254-2826. The Trustee will cause the Class A Certificate Rate and the Class B Certificate Rate, as well as the amount of Class A Monthly Interest and Class B Monthly Interest applicable to an Interest Period, to be provided to the Luxembourg Stock Exchange and to be available at the office of the Luxembourg Paying Agent. Such information will also be included in a statement to the Certificateholders of record prepared by the Servicer. See "Description of the Certificates--Reports to Certificateholders" in the attached prospectus.

         Interest on the Class A Certificates and the Class B Certificates will be calculated on the basis of the actual number of days in the Interest Period and a 360-day year.

Principal Payments

         On each Transfer Date relating to the period from and including the Closing Date and ending at the commencement of the Accumulation Period or, if earlier, the Rapid Amortization Period (the "Revolving Period"), collections of Principal Receivables allocable to the Invested Amount will, subject to certain limitations, including the allocation of any Reallocated Principal Collections with respect to the related Monthly Period to pay the Class A Required Amount and the Class B Required Amount, be treated as Excess Principal Collections.

         On each Transfer Date following the commencement of the Accumulation Period, prior to the earlier of the payment of the Class A Invested Amount in full and the commencement of the Rapid Amortization Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) Available Investor Principal Collections with respect to the preceding Monthly Period, (b) the applicable Controlled Deposit Amount for such Monthly Period and (c) the Class A Adjusted Invested Amount prior to any such deposit on such day. Amounts in the Principal Funding Account will be paid to the Class A Certificateholders on the Class A Scheduled Payment Date. Beginning with the Transfer Date on which the full amount of the Class A Invested Amount has been deposited in the Principal Funding Account and prior to the commencement of the Rapid Amortization Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) the Available Investor Principal Collections with respect to the preceding Monthly Period remaining after application thereof to the Class A Invested Amount, if any,
(b) the applicable Controlled Deposit Amount (minus the Class A Monthly Principal with respect to such Transfer Date) for such Monthly Period and
(c) the Class B Adjusted Invested Amount prior to any such deposit on such day. After payment in full of the Class A Invested Amount on the Class A Scheduled Payment Date, amounts in the Principal Funding Account will be paid to the Class B Certificateholders on the Class B Scheduled Payment Date. Beginning with the Transfer Date on which the full amount of the sum of the Class A Invested Amount and the Class B Invested Amount has been deposited in the Principal Funding Account, prior to the commencement of the Rapid Amortization Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) the Available Investor Principal Collections with respect to the preceding Monthly Period remaining after the application thereof to the Class A Invested Amount and the Class B Invested Amount, if any, (b) the applicable Controlled Deposit Amount (minus the Class A Monthly Principal and the Class B Monthly Principal with respect to such Transfer Date) for such Monthly Period and
(c) the Excess Collateral Adjusted Amount prior to any such deposit on such day. If the Class A Invested Amount and the Class B Invested Amount will be paid in full on the Class A Scheduled Payment Date and the Class B Scheduled Payment Date, respectively, amounts in the Principal Funding Account will be paid to the Excess Collateral Holders on the Excess Collateral Scheduled Payment Date. The "Excess Collateral Scheduled Payment Date" is the _________, ____ Transfer Date. During the Accumulation Period, the portion of Available Investor Principal Collections not applied to Class A Monthly Principal, Class B Monthly Principal or Excess Collateral Monthly Principal on a Transfer Date will generally be treated as Excess Principal Collections.

         "Available Investor Principal Collections" means, with respect to any Monthly Period, an amount equal to the sum of (i) an amount equal to, during the Revolving Period, the Investor Percentage, and during an Amortization Period, the Fixed/Floating Allocation Percentage of all collections in respect of Principal Receivables received during such Monthly Period, plus (ii) the amount, if any, of collections of Finance Charge Receivables and Excess Finance Charge Collections allocated and available on the next succeeding Distribution Date to (A) fund the Class A Investor Default Amount, the Class B Investor Default Amount and the Excess Collateral Default Amount with respect to the next succeeding Distribution Date and (B) reimburse Class A Investor Charge-Offs and previous reductions in the Class B Invested Amount and the Excess Collateral Amount, minus
(iii) the amount of Reallocated Principal Collections with respect to such Monthly Period used to fund the Class A Required Amount and the Class B Required Amount.

         The "Rapid Amortization Period" is the period beginning on the earliest of the day on which a Pay Out Event occurs, the Class A Scheduled Payment Date if the Class A Invested Amount is not paid in full on such date, and the Class B Scheduled Payment Date if the Class B Invested Amount is not paid in full on such date, and ending on the earlier of (i) the date on which the Class A Invested Amount, the Class B Invested Amount and the Excess Collateral Amount have each been paid in full and (ii) the Stated Series Termination Date. On each Distribution Date following the Monthly Period in which the Rapid Amortization Period commences, the Class A Certificateholders will be entitled to receive Available Investor Principal Collections for the preceding Monthly Period in an amount up to the Class A Invested Amount until the earlier of the date the Class A Invested Amount is paid in full and the Stated Series Termination Date. In addition, if a Pay Out Event occurs during the Accumulation Period, the Rapid Amortization Period will commence and any amount on deposit in the Principal Funding Account will be paid to the Certificateholders of each Class of Certificates, sequentially, in order of seniority, on the Distribution Date (or on the Transfer Date in the case of Excess Collateral Holders) following the Monthly Period in which the Rapid Amortization Period commences. After payment in full of the Class A Invested Amount, the Class B Certificateholders will be entitled to receive Available Investor Principal Collections on each Distribution Date during the Rapid Amortization Period until the earlier of the date the Class B Invested Amount is paid in full and the Stated Series Termination Date. After payment in full of the Class B Invested Amount, the Excess Collateral Holders will be entitled to receive Available Investor Principal Collections on each Transfer Date (other than the Transfer Date prior to the Stated Series Termination Date) and on the Stated Series Termination Date until the earlier of the date on which the Excess Collateral Amount is paid in full and the Stated Series Termination Date. See "--Pay Out Events" below for a discussion of events which might lead to the commencement of the Rapid Amortization Period.

         In the event of a sale of the Receivables and an early termination of the Trust due to an event of insolvency, a material breach of certain representations and warranties, an optional repurchase of the Receivables by the Bank, a repurchase of the Receivables in connection with a Servicer Default or a sale of the Receivables in connection with the Stated Series Termination Date (each as described under "Description of the Certificates--Pay Out Events," "--Servicer Default" and "--Final Payment of Principal; Termination" in the attached prospectus), distributions of principal will be made to the Certificateholders upon surrender of their Certificates. The proceeds of any such sale or repurchase of Receivables will be allocated first to pay amounts due with respect to the Class A Certificates, then to pay amounts due with respect to the Class B Certificates and then to pay amounts due with respect to the Excess Collateral as described herein.

Postponement of Accumulation Period

         The accumulation period with respect to the Certificates (the "Accumulation Period") is scheduled to begin at the close of business on ___________ (the Accumulation Period, together with the Rapid Amortization Period sometimes referred to as an "Amortization Period" and collectively as the "Amortization Periods"). Upon written notice to the Trustee, the Servicer may elect to postpone the commencement of the Accumulation Period, and extend the length of the Revolving Period, subject to certain conditions including those set forth below. The Servicer may make such election only if the Accumulation Period Length (determined as described below) is less than twelve months. On each Determination Date, until the Accumulation Period begins, the Servicer will determine the "Accumulation Period Length," which is the number of months expected to be required to fully fund the Principal Funding Account no later than the Excess Collateral Scheduled Payment Date, based on (a) the expected monthly collections of Principal Receivables expected to be distributable to the certificateholders of all Series (unless Excess Principal Collections from any such other Series are not allocated to be shared with the Offered Series), assuming a principal payment rate no greater than the lowest monthly principal payment rate on the Receivables for the preceding twelve months and (b) the amount of principal expected to be distributable to certificateholders of Series (which may exclude certain other Series) which are not expected to be in their revolving periods during the Accumulation Period. If the Accumulation Period Length is less than twelve months, the Servicer may, at its option, postpone the commencement of the Accumulation Period such that the number of months included in the Accumulation Period will be equal to or exceed the Accumulation Period Length. The effect of the foregoing calculation is to permit the reduction of the length of the Accumulation Period based on the invested amounts of certain other Series which are scheduled to be in their revolving periods during the Accumulation Period and on increases in the principal payment rate occurring after the Closing Date. The length of the Accumulation Period will not be less than one month. If the Accumulation Period is postponed in accordance with the foregoing, and if a Pay Out Event occurs after the date originally scheduled as the commencement of the Accumulation Period, it is probable that Certificateholders would receive some of their principal later than if the Accumulation Period had not been so postponed.

Excess Principal Collections

         Collections of Principal Receivables for any Monthly Period allocated to the Invested Amount will first be used to cover, with respect to any Monthly Period during either Amortization Period, payments to the Class A Certificateholders and the Class B Certificateholders and then payments to the Excess Collateral Holders. The Servicer will determine the amount of collections of Principal Receivables for any Monthly Period allocated to the Invested Amount remaining after covering required payments to the Certificateholders or deposits with respect thereto and any similar amount remaining for any other Series ("Excess Principal Collections"). The Servicer will allocate the Excess Principal Collections to cover any scheduled or permitted principal distributions to certificateholders and deposits to principal funding accounts, if any, for any Series which have not been covered out of the collections of Principal Receivables allocable to such Series and certain other amounts for such Series. Excess Principal Collections will not be used to cover investor charge-offs for any Series. If principal shortfalls for all Series exceed Excess Principal Collections for any Monthly Period, Excess Principal Collections will be allocated pro rata among the applicable Series based on the relative amounts of principal shortfalls. To the extent that Excess Principal Collections exceed principal shortfalls for all Series, the balance will, subject to certain limitations, be paid to the holder of the Exchangeable Transferor Certificate. "Principal Shortfalls" means with respect to the Offered Series and any Distribution Date (a) the sum of the amount, if any, by which during the Accumulation Period the Controlled Deposit Amount exceeds the sum of the Class A Monthly Principal, Class B Monthly Principal and Excess Collateral Monthly Principal for the related Transfer Date or (b) during the Rapid Amortization Period, (i) the amount, if any, by which the Class A Invested Amount on such Distribution Date exceeds the Class A Monthly Principal for the related Transfer Date, (ii) on and after the Class B Principal Commencement Date, the amount, if any, by which the Class B Invested Amount on such Distribution Date exceeds the Class B Monthly Principal for the related Transfer Date and (iii) on and after the date on which the Class B Invested Amount has been deposited in full in the Principal Funding Account or paid in full, the amount, if any, by which the Excess Collateral Amount on such Distribution Date exceeds the Excess Collateral Monthly Principal for the related Transfer Date. "Class B Principal Commencement Date" means (a) with respect to the Accumulation Period, the first Distribution Date on which an amount equal to the Class A Invested Amount has been deposited in the Principal Funding Account or (b) with respect to the Rapid Amortization Period, the Distribution Date on which the Class A Invested Amount is paid in full or, if there are no Available Investor Principal Collections remaining after payments have been made to the Class A Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class A Invested Amount is paid in full.

Subordination of the Class B Certificates

         The Class B Certificateholders' Interest will be subordinated to the extent necessary to fund payments with respect to the Class A Certificates. To the extent the Class B Invested Amount is reduced, the percentage of collections of Finance Charge Receivables allocated to the Class B Certificateholders in subsequent Monthly Periods will be reduced. Moreover, to the extent the amount of such reduction in the Class B Invested Amount is not reimbursed, the amount of principal distributable to the Class B Certificateholders will be reduced. No principal will be paid to the Class B Certificateholders until the Class A Invested Amount is paid in full.

         If collections of Finance Charge Receivables allocable to the Class A Certificateholders' Interest for any Monthly Period are insufficient to pay Class A Monthly Interest, any overdue Class A Monthly Interest (with default interest thereon), the Class A Investor Default Amount for such Monthly Period, and, if the Transferor is not the Servicer, the Class A Monthly Servicing Fee for such Monthly Period, then Excess Finance Charge Collections will be applied to fund the amount of such deficiency. If Excess Finance Charge Collections available with respect to such Monthly Period are less than the Class A Required Amount, Reallocated Principal Collections will be applied to fund the remaining Class A Required Amount and the Excess Collateral Amount will be reduced until the Excess Collateral Amount is equal to zero and then the Class B Invested Amount will be reduced by the amount of Reallocated Class B Principal Collections so used.

         If Reallocated Principal Collections available with respect to such Monthly Period are insufficient to fund the remaining Class A Required Amount and the Excess Collateral Amount is reduced to zero, then a portion of the Class B Invested Amount equal to such insufficiency (but not in excess of the lesser of the Class A Investor Default Amount for such Monthly Period and the Class B Invested Amount) will be allocated to the Class A Certificates to avoid a reduction in the Class A Invested Amount, and the Class B Invested Amount will be reduced by the amount so allocated. Such reductions of the Class B Invested Amount will thereafter be reimbursed and the Class B Invested Amount increased on each Distribution Date by the amount, if any, of Excess Finance Charge Collections for such Distribution Date allocated and available for such purpose. See "--Excess Finance Charge Collections" and "--Reallocated Principal Collections" herein.

Investor Percentage and Transferor Percentage

         Pursuant to the Pooling and Servicing Agreement, during each Monthly Period the Servicer will allocate among the Class A Certificateholders (the "Class A Certificateholders' Interest"), the Class B Certificateholders (the "Class B Certificateholders' Interest," and together with the Class A Certificateholders' Interest, the "Investor Interest"), the Excess Collateral Holders (the "Excess Collateral Holders' Interest"), the Transferor Interest and the interest of the holders of the other Series outstanding at such time all collections of Finance Charge Receivables and all collections of Principal Receivables and all amounts of Receivables in Defaulted Accounts with respect to such calendar month (each such month, a "Monthly Period"). Collections of Finance Charge Receivables and the amount of Receivables in Defaulted Accounts at all times and collections of Principal Receivables during the Revolving Period will be allocated to the Class A Certificateholders' Interest, the Class B Certificateholders' Interest and the Excess Collateral Holders' Interest based on the percentage equivalent of the ratio which each of the amount of the Class A Adjusted Invested Amount, the Class B Adjusted Invested Amount or the Excess Collateral Adjusted Amount, respectively, on the last day of the preceding Monthly Period bears to the total amount of Principal Receivables on the last day of the preceding Monthly Period (the "Class A Floating Allocation Percentage," the "Class B Floating Allocation Percentage" and the "Excess Collateral Floating Allocation Percentage," respectively, and the sum of all three percentages, the "Investor Percentage"). During the initial Monthly Period, the Class A Floating Allocation Percentage, the Class B Floating Allocation Percentage and the Excess Collateral Floating Allocation Percentage will equal the percentage equivalent of the ratio which the amount of the initial Class A Invested Amount, the initial Class B Invested Amount and the initial Excess Collateral Amount, respectively, bears to the total amount of Principal Receivables on the Closing Date. During the Revolving Period, all Principal Receivables allocable to the Class A Certificates, the Class B Certificates and the Excess Collateral will be allocated and paid to the holder of the Exchangeable Transferor Certificate (except for (i) Reallocated Principal Collections used to pay interest and certain other amounts on the Class A Certificates and Class B Certificates and, if the Bank is not the Servicer, the Investor Servicing Fee, as described under "--Reallocated Principal Collections" and "--Servicing Compensation and Payment of Expenses," (ii) amounts paid to the holders of certificates of other Series as Excess Principal Collections, if any, and (iii) Unallocated Principal Collections). During an Amortization Period, all Principal Receivables collected will be allocated to the Investor Interest and the Excess Collateral Holders' Interest based on the percentage equivalent of the ratio which each of the Class A Invested Amount, the Class B Invested Amount and the Excess Collateral Amount, respectively, at the end of the last day of the Revolving Period bears to the greater of (a) the total amount of Principal Receivables at the end of the last day of the preceding Monthly Period and (b) the sum of the numerators used to calculate allocation percentages with respect to Principal Receivables for each Class of each Series outstanding for the current Distribution Date (the "Class A Fixed/Floating Allocation Percentage," the "Class B Fixed/Floating Allocation Percentage" and the "Excess Collateral Fixed/Floating Allocation Percentage," respectively, and the sum of all three percentages, the "Fixed/Floating Allocation Percentage") and the remainder will be allocated to the Transferor Interest and the interest of certificateholders of other Series, if any. Reallocated Excess Collateral Principal Collections will be allocated during the Revolving Period based on the Excess Collateral Floating Allocation Percentage. Reallocated Excess Collateral Principal Collections will be allocated during an Amortization Period based on the Excess Collateral Fixed/Floating Allocation Percentage. Reallocated Class B Principal Collections will be allocated during the Revolving Period based on the Class B Floating Allocation Percentage. Reallocated Class B Principal Collections will be allocated during an Amortization Period based on the Class B Fixed/Floating Allocation Percentage. However, with respect to any Monthly Period in which Additional Accounts are added on a specified date (an "Addition Date") to the Trust and the Servicer need not make daily deposits of collections into the Collection Account, the denominator in the definitions of the Class A Floating Allocation Percentage, the Class B Floating Allocation Percentage and the Excess Collateral Floating Allocation Percentage and the denominator determined pursuant to clause (a) of the definitions of Fixed/Floating Allocation Percentage, Class A Fixed/Floating Allocation Percentage, Class B Fixed/Floating Allocation Percentage and Excess Collateral Fixed/Floating Allocation Percentage above shall be the Average Principal Balance; provided, however, that with respect to any Monthly Period in which an Addition Date occurs and the Servicer is required to make daily deposits of collections into the Collection Account, the denominators in the definitions of the Class A Floating Allocation Percentage, the Class B Floating Allocation Percentage and the Excess Collateral Floating Allocation Percentage and the denominator determined pursuant to clause (a) of the definitions of Fixed/Floating Allocation Percentage, Class A Fixed/Floating Allocation Percentage, Class B Fixed/Floating Allocation Percentage and Excess Collateral Fixed/Floating Allocation Percentage shall be (1) for the period from and including the first day of such Monthly Period to but excluding the related Addition Date, the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period and (2) for the period from and including the Addition Date through the last day of such Monthly Period, the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date. "Average Principal Balance" means, for a Monthly Period in which Additional Accounts are designated for inclusion in the Trust, the weighted average of the Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period and the Principal Receivables in the Trust at the end of the day on the related Addition Date, weighted, respectively, by a fraction, the numerator of which is the number of days from and including the first day of such Monthly Period to but excluding the related Addition Date, and the denominator of which is the number of days in such Monthly Period, and by a fraction, the numerator of which is the number of days from and including the related Addition Date to and including the last day of such Monthly Period, and the denominator of which is the number of days in such Monthly Period.

         As used herein, the term "Class A Invested Amount" for any day means an amount equal to (a) the initial principal balance of the Class A Certificates, minus (b) the amount of principal payments made to Class A Certificateholders prior to such day and minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates over the aggregate amount of any reimbursements of Class A Investor Charge-Offs for all Distribution Dates preceding such date; provided, however, that the Class A Invested Amount may not be reduced below zero.

         As used herein, the term "Class A Adjusted Invested Amount" for any date of determination, means an amount not less than zero equal to the then current Class A Invested Amount, minus the Principal Funding Account Balance on such date.

         As used herein, the term "Class B Invested Amount" for any day means an amount equal to (a) the initial principal balance of the Class B Certificates, minus (b) the amount of principal payments made to Class B Certificateholders prior to such day, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Reallocated Class B Principal Collections for which the Excess Collateral Amount has not been reduced for all prior Distribution Dates, minus (e) the aggregate amount by which the Class B Invested Amount has been reduced to fund the Class A Investor Default Amount on all prior Distribution Dates as described herein under "--Defaulted Receivables; Investor Charge-Offs," and plus (f) the aggregate amount of Excess Finance Charge Collections and certain other amounts applied for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Class B Invested Amount may not be reduced below zero.

         As used herein, the term "Class B Adjusted Invested Amount" for any date of determination, means an amount not less than zero equal to the Class B Invested Amount minus the excess, if any, of the Principal Funding Account Balance over the Class A Invested Amount on such date.

         As used herein, the term "Excess Collateral Amount" for any day means an amount equal to (a) the initial Excess Collateral Amount, minus
(b) the amount of principal payments made to the Excess Collateral Holders prior to such day, minus (c) the aggregate amount of Excess Collateral Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Reallocated Principal Collections for all prior Distribution Dates which have been used to fund the Class A Required Amount or the Class B Required Amount, minus (e) an amount equal to the aggregate amount by which the Excess Collateral Amount has been reduced to fund the Class A Investor Default Amount and the Class B Investor Default Amount on all prior Distribution Dates as described under "--Defaulted Receivables; Investor Charge-Offs," and plus (f) the aggregate amount of Excess Finance Charge Collections and certain other amounts allocated and available for purposes of reimbursing amounts deducted pursuant to the foregoing clauses
(c), (d) and (e); provided, however, that the Excess Collateral Amount may not be reduced below zero.

         As used herein, the term "Excess Collateral Adjusted Amount" for any date of determination, means an amount not less than zero equal to the Excess Collateral Amount minus the excess, if any, of the Principal Funding Account Balance over the sum of the Class A Invested Amount and the Class B Invested Amount on such date.

         As used herein, the term "Invested Amount" means the sum of the Class A Invested Amount, the Class B Invested Amount and the Excess Collateral Amount.

         As used herein, the term "Transferor Percentage" means (a) when used with respect to collections of Finance Charge Receivables and the amount of Receivables in Defaulted Accounts, 100% minus the sum of the Class A Floating Allocation Percentage, the Class B Floating Allocation Percentage and the Excess Collateral Floating Allocation Percentage and the floating allocation percentages for all other Series, (b) when used with respect to collections of Principal Receivables during the Revolving Period, 100% minus the sum of the Class A Floating Allocation Percentage, the Class B Floating Allocation Percentage and the Excess Collateral Floating Allocation Percentage and the allocation percentages for Principal Receivables for all other Series and (c) when used with respect to collections of Principal Receivables during the Accumulation Period or the Rapid Amortization Period, 100% minus the sum of the Fixed/Floating Allocation Percentage and the allocation percentages for Principal Receivables for all other Series.

         As a result of the Class A Floating Allocation Percentage, the Class B Floating Allocation Percentage and the Excess Collateral Floating Allocation Percentage, the portion of Receivables in Defaulted Accounts allocated to the Class A Certificateholders, the Class B Certificateholders and the Excess Collateral Holders as well as the collections of Finance Charge Receivables allocated to the Class A Certificateholders, the Class B Certificateholders and the Excess Collateral Holders will change for each Monthly Period based on the relationship of the amount of the Class A Invested Amount, the Class B Invested Amount and the Excess Collateral Amount to the total amount of Principal Receivables on the last day of the preceding Monthly Period.

         The numerator of the percentages of collections of Principal Receivables allocable to the Class A Certificateholders, the Class B Certificateholders and the Excess Collateral Holders, however, will remain fixed during either Amortization Period. Collections of Principal Receivables allocable to the Class B Certificates are subject to possible reallocation for the benefit of the Class A Certificateholders and collections of Principal Receivables allocable to the Excess Collateral are subject to possible reallocation for the benefit of the Class A Certificateholders and the Class B Certificateholders as described under "--Reallocation of Cash Flows" below.

Reallocation of Cash Flows

         On each Determination Date, the Servicer will determine the Class A Required Amount and the Class B Required Amount. The "Class A Required Amount" means the amount, if any, by which the sum of Class A Monthly Interest and any overdue Class A Monthly Interest on the related Distribution Date (and default interest thereon), the Class A Investor Default Amount for the related Monthly Period and, if the Bank is no longer the Servicer, the Class A Monthly Servicing Fee for the related Monthly Period exceeds the Class A Available Funds with respect to the related Monthly Period. The "Class B Required Amount" means the sum of (i) the amount, if any, by which the sum of Class B Monthly Interest and any overdue Class B Monthly Interest on the related Distribution Date (and default interest thereon) and, if the Bank is no longer the Servicer, the Class B Monthly Servicing Fee for the related Monthly Period exceeds the Class B Available Funds with respect to the related Monthly Period and (ii) the amount, if any, by which the Class B Investor Default Amount for the related Monthly Period exceeds the amount of Excess Finance Charge Collections available to make payments with respect thereto on the related Transfer Date. If the Class A Required Amount is greater than zero, Excess Finance Charge Collections will be used to pay the Class A Required Amount with respect to such Distribution Date. If such Excess Finance Charge Collections are insufficient to pay the Class A Required Amount, Reallocated Principal Collections will then be used to fund the remaining Class A Required Amount. If Reallocated Principal Collections with respect to the related Monthly Period are insufficient to fund the remaining Class A Required Amount for such related Monthly Period, then a portion of the Excess Collateral Amount equal to such insufficiency (but not in excess of the lesser of the Class A Investor Default Amount for such Monthly Period and the Excess Collateral Amount) will be allocated to the Class A Certificates to avoid a charge-off with respect to the Class A Certificates. If the Excess Collateral Amount is reduced to zero, then a portion of the Class B Invested Amount equal to any remaining insufficiency (but not in excess of the lesser of the Class A Investor Default Amount for such Monthly Period and the Class B Invested Amount) will be allocated to the Class A Certificates to avoid a charge-off with respect to the Class A Certificates. If the Class B Invested Amount is reduced to zero, the Class A Invested Amount will be reduced by any remaining deficiency (but not in excess of the Class A Investor Default Amount for such Monthly Period).

         If the Class B Required Amount is greater than zero, any Reallocated Excess Collateral Principal Collections remaining after application of such amounts to any Class A Required Amount (after the application of Excess Finance Charge Collections) will then be used to fund the Class B Required Amount. If such remaining Reallocated Excess Collateral Principal Collections with respect to the related Monthly Period are insufficient to fund the Class B Required Amount for such related Monthly Period, then a portion of any remaining Excess Collateral Amount equal to such insufficiency (but not in excess of the lesser of the Class B Investor Default Amount for such Monthly Period and the remaining Excess Collateral Amount) will be allocated to the Class B Certificates to avoid a charge-off with respect to the Class B Certificates. If the Excess Collateral Amount is reduced to zero, the Class B Invested Amount will be reduced by any remaining deficiency (but not in excess of the Class B Investor Default Amount for such Monthly Period).

Application of Collections

         Daily Allocations. The Servicer will instruct the Trustee to withdraw from the Collection Account on each business day an amount equal to the Transferor Percentage of the aggregate amount of such deposits in respect of Principal Receivables and Finance Charge Receivables, respectively, and pay such amounts to the holder of the Exchangeable Transferor Certificate; provided, however, that if the Transferor Interest expressed as a percentage of the aggregate amount of Principal Receivables is equal to or less than the Minimum Transferor Interest such amount shall instead be retained in the Collection Account and applied as Unallocated Principal Collections; provided, further, that on any business day thereafter when the Transferor Interest expressed as a percentage of the aggregate amount of Principal Receivables is greater than the Minimum Transferor Interest, the amount of Unallocated Principal Collections shall be released to the holder of the Exchangeable Transferor Certificate.

         With respect to the Certificates, the Servicer will instruct the Trustee to make the following payments and deposits on each date of processing; provided, however, that for so long as the Bank remains the Servicer under the Pooling and Servicing Agreement and the Servicer has and maintains a certificate of deposit rating of "P-1" by Moody's and of "A-1" by Standard & Poor's and deposit insurance provided by either BIF or SAIF, then the Servicer may make such deposits and payments on each Transfer Date in an amount equal to the net amount of such deposits and payments which would have been made had the conditions of this proviso not applied:

                  (a) during the Revolving Period, (i) allocate to the Certificateholders an amount equal to the Investor Percentage of collections of Finance Charge Receivables and deposit in the Finance Charge Account (A) prior to the Calculation Date in each Monthly Period an amount equal to the product of the Investor Percentage and the aggregate amount of collections of Finance Charge Receivables, or (B) on and after each such Calculation Date, the lesser of (x) the product of the Investor Percentage and the aggregate amount of collections of Finance Charge Receivables and (y) the excess of (1) the amounts owing to Certificateholders with respect to interest for the Distribution Date following the then current Monthly Period (plus, if the Transferor is not the Servicer, the Investor Servicing Fee) over (2) the amounts previously deposited in the Finance Charge Account with respect thereto; on each date of processing on and after the Calculation Date collections of Finance Charge Receivables allocated to the Certificates in excess of the amount required to be retained in the Finance Charge Account as provided above shall be held by the Servicer and applied on each Transfer Date as described below and
         (ii) allocate to the Certificateholders an amount equal to the product of (A) the Investor Percentage and (B) the aggregate amount of collections of Principal Receivables on such date of processing and pay such amount to the holder of the Exchangeable Transferor Certificate subject to the obligation of such holder to make an amount equal to the Reallocated Principal Collections and Excess Principal Collections for such Monthly Period available on the related Transfer Date as described below; provided, however, that the amount to be paid to the holder of the Exchangeable Transferor Certificate shall be paid only if the Transferor Interest expressed as a percentage of the aggregate amount of Principal Receivables is greater than the Minimum Transferor Interest (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise will be retained in the Collection Account and applied as Unallocated Principal Collections; and provided, further, that on and after the Calculation Date if the amounts previously deposited in the Finance Charge Account with respect to the current Monthly Period are less than the sum of the amounts owing to Certificateholders with respect to interest for the Distribution Date following the then current Monthly Period (plus, if the Transferor is not the Servicer, the Investor Servicing Fee) (the amount of such shortfall, the "Finance Charge Deficit"), an amount not to exceed the product of (x) the sum of the Class B Floating Allocation Percentage and the Excess Collateral Floating Allocation Percentage and (y) collections of Principal Receivables on any date of processing ("Subordinate Principal Collections") with respect to the then current Monthly Period will be deposited into the Principal Account on a daily basis during such Monthly Period in an aggregate amount not to exceed the Finance Charge Deficit; and, at such time as the Finance Charge Deficit is equal to zero, such amounts may be paid from the Principal Account to the holder of the Exchangeable Transferor Certificate;

                  (b) during the Accumulation Period, (i) allocate to the Certificateholders and retain in the Finance Charge Account an amount equal to the product of (A) the Investor Percentage and (B) the aggregate amount of collections of Finance Charge Receivables and (ii) allocate to the Certificateholders and retain in the Principal Account an amount equal to the product of (x) the Fixed/Floating Allocation Percentage and (y) the aggregate amount of collections of Principal Receivables (for any such date, a "Percentage Allocation"); provided, however, that if the sum of such Percentage Allocations with respect to the same Monthly Period exceeds the Controlled Deposit Amount for the related Distribution Date, then such excess shall be paid to the holder of the Exchangeable Transferor Certificate (subject to the obligation of such holder to make an amount equal to the Reallocated Principal Collections and Excess Principal Collections for such Monthly Period available on the related Transfer Date as described below), only if the Transferor Interest expressed as a percentage of the aggregate amount of Principal Receivables is greater than the Minimum Transferor Interest (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be retained in the Collection Account and applied as Unallocated Principal Collections; provided, further, that on and after the Calculation Date, if there is a Finance Charge Deficit, Subordinate Principal Collections with respect to each Monthly Period will be deposited into the Principal Account on a daily basis during such Monthly Period in an aggregate amount not to exceed the Finance Charge Deficit; at such time as the Finance Charge Deficit is equal to zero, such amounts may be paid from the Principal Account to the holder of the Exchangeable Transferor Certificate; and

                  (c) during the Rapid Amortization Period, (i) allocate to the Certificateholders and retain in the Finance Charge Account an amount equal to the product of (A) the Investor Percentage and (B) the aggregate amount of collections of Finance Charge Receivables and (ii) allocate to the Certificateholders and retain in the Principal Account an amount equal to the product of (x) the Fixed/Floating Allocation Percentage and (y) the aggregate amount of collections of Principal Receivables; provided, however, that after the date on which an amount of such collections equal to the Invested Amount has been deposited into the Collection Account and allocated to the Certificateholders, the amount determined above will be paid to the holder of the Exchangeable Transferor Certificate only if the Transferor Interest expressed as a percentage of the aggregate amount of Principal Receivables is greater than the Minimum Transferor Interest (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise will be retained in the Collection Account and applied as Unallocated Principal Collections.

         "Calculation Date" means _________, ____ and the second business day (which is a business day as defined for purposes of determining LIBOR) prior to the 15th day of each calendar month thereafter.

         Monthly Deposits During the Revolving Period and Accumulation Period. During the Revolving Period, the Servicer will deposit in the Finance Charge Account on each Transfer Date an amount equal to (i) the lesser of (A) the product of (x) the Investor Percentage with respect to the preceding Monthly Period and (y) the aggregate amount of collections of Finance Charge Receivables for the preceding Monthly Period, and (B) the aggregate of the amounts to be applied from amounts on deposit in the Finance Charge Account on such Transfer Date pursuant to clauses (a)(i) through (iii), (b)(i) and (ii) and (c)(i) under "--Monthly Allocations" as described below and clauses (a) through (k) of "--Excess Finance Charge Collections" less (ii) the amounts deposited in the Finance Charge Account daily during such Monthly Period as described above in "--Daily Allocations." During the Revolving Period and the Accumulation Period, on each Transfer Date the holder of the Exchangeable Transferor Certificate will deposit in the Principal Account an amount equal to the sum of (I) the excess of the amount of Reallocated Principal Collections over the amount retained in the Collection Account as described above in "--Daily Allocations" with respect to the Revolving Period or Accumulation Period, respectively, and (II) an amount equal to the amount of Excess Principal Collections to be applied for the benefit of other Series from amounts that were originally allocated to the Offered Series, not to exceed (a) during the Revolving Period, the Investor Percentage of collections of Principal Receivables for the related Monthly Period or (b) during the Accumulation Period, the Fixed/Floating Allocation Percentage of collections of Principal Receivables for the related Monthly Period less the amount thereof applied to pay Class A Monthly Principal, Class B Monthly Principal or Excess Collateral Monthly Principal on the related Distribution Date or Transfer Date, as applicable.

         Monthly Allocations. On each Transfer Date, the Trustee, acting pursuant to the Servicer's instructions, will make the following payments and deposits:

                  (a) An amount equal to the Class A Available Funds for the preceding Monthly Period will be distributed in the following priority:

                           (i) an amount equal to Class A Monthly Interest
                  for such Distribution Date, plus the amount of any overdue Class A Monthly Interest, plus any default interest with respect to interest amounts that were due but not paid on a prior Distribution Date, such interest to be computed at the Class A Certificate Rate plus 2.0% per annum, will be deposited into the Distribution Account for distribution to Class A Certificateholders on the next succeeding Distribution Date;

                           (ii) if the Bank is no longer the Servicer, an
                  amount equal to the Class A Monthly Servicing Fee for the related Monthly Period will be paid to the Servicer;

                           (iii) an amount equal to the Class A Investor
                  Default Amount, if any, for the related Monthly Period will be paid in respect of principal to the holder of the Exchangeable Transferor Certificate during the Revolving Period (provided that if such amount exceeds the Transferor Interest, the excess will be treated as Unallocated Principal Collections) and deposited in the Principal Account and treated as a portion of Available Investor Principal Collections during an Amortization Period; and

                           (iv) the balance, if any, will constitute a
                  portion of Excess Finance Charge Collections and will be allocated and distributed as described under "--Excess Finance Charge Collections" below.

                  (b) An amount equal to the Class B Available Funds for the preceding Monthly Period will be distributed in the following priority:

                           (i) an amount equal to Class B Monthly Interest
                  for such Distribution Date, plus the amount of any overdue Class B Monthly Interest, plus any default interest with respect to interest amounts that were due but not paid on a prior Distribution Date, such interest to be computed at the Class B Certificate Rate plus 2.0% per annum, will be deposited into the Distribution Account for distribution to Class B Certificateholders on the next succeeding Distribution Date;

                           (ii) if the Bank is no longer the Servicer, an
                  amount equal to the Class B Monthly Servicing Fee for the related Monthly Period will be paid to the Servicer; and

                           (iii) the balance, if any, will constitute a
                  portion of Excess Finance Charge Collections and will be allocated and distributed as described under "--Excess Finance Charge Collections" below.

                  (c) An amount equal to the Excess Collateral Available Funds for the preceding Monthly Period will be distributed in the following priority:

                           (i) if the Bank is no longer the Servicer, an
                  amount equal to the Excess Collateral Monthly Servicing Fee for the related Monthly Period will be paid to the Servicer; and

                           (ii) the balance, if any, will constitute a
                  portion of Excess Finance Charge Collections and will be allocated and distributed as described under "--Excess Finance Charge Collections" below.

         "Excess Finance Charge Collections" means, with respect to any Transfer Date, an amount equal to the sum of the amounts described in clause (a)(iv), clause (b)(iii) and clause (c)(ii) above.

         "Class A Monthly Interest" with respect to any Distribution Date will be equal to the product of (i) the Class A Certificate Rate for the related Interest Period, (ii) the actual number of days in such Interest Period divided by 360 and (iii) the outstanding principal balance of the Class A Certificates on the related Record Date or with respect to the first Distribution Date, the initial Class A Invested Amount.

         "Class A Available Funds" means, with respect to any Monthly Period, an amount equal to the sum of (a) the Class A Floating Allocation Percentage of collections of Finance Charge Receivables in respect of such Monthly Period and (b) with respect to any Monthly Period during the Accumulation Period prior to the payment in full of the Class A Invested Amount, the product of (i) the Class A Account Percentage and (ii) the sum of the Principal Funding Investment Proceeds, if any, with respect to the related Transfer Date and the amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Finance Charge Account on the related Transfer Date as described under "--Reserve Account" herein.

         "Class A Account Percentage" means, with respect to any Determination Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount on deposit in the Principal Funding Account with respect to the Class A Certificates and the denominator of which is the aggregate amount on deposit in the Principal Funding Account, in each case as of the last day of the preceding Monthly Period.

         "Class B Monthly Interest" with respect to any Distribution Date will be equal to the product of (i) the Class B Certificate Rate for the related Interest Period, (ii) the actual number of days in such Interest Period divided by 360 and (iii) the Class B Invested Amount on the related Record Date or with respect to the first Distribution Date, the initial Class B Invested Amount.

         "Class B Available Funds" means, with respect to any Monthly Period, an amount equal to the sum of (a) the Class B Floating Allocation Percentage of collections of Finance Charge Receivables in respect of such Monthly Period and (b) with respect to any Monthly Period during the Accumulation Period prior to the payment in full of the Class B Invested Amount, the product of (i) the Class B Account Percentage and (ii) the sum of the Principal Funding Investment Proceeds, if any, with respect to the related Transfer Date and the amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Finance Charge Account on the related Transfer Date as described under "--Reserve Account" herein.

         "Class B Account Percentage" means, with respect to any Determination Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount on deposit in the Principal Funding Account with respect to the Class B Certificates, if any, and the denominator of which is the aggregate amount on deposit in the Principal Funding Account, in each case as of the last day of the preceding Monthly Period.

         "Excess Collateral Available Funds" means, with respect to any Monthly Period, an amount equal to the sum of (a) the Excess Collateral Floating Allocation Percentage of collections of Finance Charge Receivables in respect of such Monthly Period and (b) with respect to any Monthly Period during the Accumulation Period prior to the payment in full of the Excess Collateral Amount, the product of (i) the Excess Collateral Account Percentage and (ii) the sum of the Principal Funding Investment Proceeds, if any, with respect to the related Transfer Date and the amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Finance Charge Account on the related Transfer Date as described under "--Reserve Account" herein.

         "Excess Collateral Account Percentage" means, with respect to any Determination Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount on deposit in the Principal Funding Account with respect to the Excess Collateral, if any, and the denominator of which is the aggregate amount on deposit in the Principal Funding Account, in each case as of the last day of the preceding Monthly Period.

Allocation of Collections of Finance Charge Receivables

         The figure below demonstrates the manner in which collections of Finance Charge Receivables are allocated and applied to Series 2001-__. The figure is a simplified demonstration of certain allocation and payment provisions and is qualified by the full descriptions of these provisions in this supplement and the attached prospectus.

[GRAPHIC OMITTED]


Excess Finance Charge Collections

         On each Transfer Date, the Servicer will apply or cause the Trustee to apply Excess Finance Charge Collections with respect to the related Monthly Period, to make the following distributions in the following priority:

                  (a) an amount equal to the Class A Required Amount, if any, with respect to the related Monthly Period will be used to fund the Class A Required Amount;

                  (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs, which have not been previously reimbursed (after giving effect to the allocation with respect to the related Distribution Date of certain other amounts applied for that purpose), will be distributed to the holder of the Exchangeable Transferor Certificate on each Transfer Date with respect to the Revolving Period (but not exceeding the Transferor Interest in Principal Receivables on such day (after giving effect to any new Principal Receivables transferred to the Trust on such day)) and thereafter will be deposited into the Principal Account and treated as a portion of Available Investor Principal Collections for the related Distribution Date as described under "--Payments of Principal" below;

                  (c) an amount equal to the amount of interest which has accrued with respect to the outstanding aggregate principal amount of the Class B Certificates at the applicable Class B Certificate Rate but has not been deposited in the Distribution Account for the benefit of the Class B Certificateholders either on such Transfer Date or on a prior Transfer Date and any other amounts due on the related Distribution Date or on any prior Distribution Date as described in clause (b)(i) of "--Application of Collections--Monthly Allocations" above but not yet paid will be deposited into the Distribution Account for payment to the Class B Certificateholders;

                  (d) an amount equal to the aggregate Class B Investor Default Amount, if any, for the related Distribution Date will be distributed to the holder of the Exchangeable Transferor Certificate on each Transfer Date with respect to the Revolving Period (but not exceeding the Transferor Interest on such day (after giving effect to any new Principal Receivables transferred to the Trust on such day)) and on Transfer Dates with respect to an Amortization Period will be deposited into the Principal Account and treated as a portion of Available Investor Principal Collections for the related Distribution Date as described under "--Payments of Principal" below;

                  (e) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced below the initial Class B Invested Amount for reasons other than the payment of principal to the Class B Certificateholders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be distributed to the holder of the Exchangeable Transferor Certificate on each Transfer Date with respect to the Revolving Period, but not in an amount exceeding the Transferor Interest on such day (after giving effect to any new Principal Receivables transferred to the Trust on such day) and on Transfer Dates with respect to an Amortization Period will be deposited into the Principal Account and treated as a portion of Available Investor Principal Collections for the related Distribution Date as described under "--Payments of Principal" below;

                  (f) an amount equal to Excess Collateral Minimum Monthly Interest for the related Transfer Date, plus the amount of any overdue Excess Collateral Minimum Monthly Interest, will be paid to the Excess Collateral Holders in accordance with the Transfer and Administration Agreement;

                  (g) an amount equal to the unpaid Investor Servicing Fee will be paid to the Servicer;

                  (h) an amount equal to the aggregate Excess Collateral Default Amount, if any, for the related Distribution Date will be distributed to the holder of the Exchangeable Transferor Certificate on each Transfer Date with respect to the Revolving Period (but not exceeding the Transferor Interest on such day (after giving effect to any new Principal Receivables transferred to the Trust on such day)) and on Transfer Dates with respect to an Amortization Period will be deposited into the Principal Account and treated as a portion of Available Investor Principal Collections for the related Distribution Date as described under "--Payments of Principal" below;

                  (i) an amount equal to the aggregate amount by which the Excess Collateral Amount has been reduced below the initial Excess Collateral Amount for reasons other than the payment of principal to the Excess Collateral Holders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be distributed to the holder of the Exchangeable Transferor Certificate on each Transfer Date with respect to the Revolving Period, but not in an amount exceeding the Transferor Interest in Principal Receivables on such day (after giving effect to any new Principal Receivables transferred to the Trust on such day) and on Transfer Dates with respect to an Amortization Period will be deposited into the Principal Account and treated as a portion of Available Investor Principal Collections for the related Distribution Date as described under "--Payments of Principal" below;

                  (j) on each Transfer Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described under "--Reserve Account," an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account; and

                  (k) the balance, if any, after giving effect to the payments made pursuant to clauses (a) through (j) above shall be paid to the Excess Collateral Holders in accordance with a Transfer and Administration Agreement between a Delaware business trust and the Bank (the "Transfer and Administration Agreement").

         "Excess Collateral Minimum Monthly Interest" with respect to any Transfer Date will be equal to the product of (i) the Excess Collateral Minimum Rate for the related Interest Period, (ii) the actual number of days in the related Interest Period divided by 360 and (iii) the Excess Collateral Amount on the related Record Date or, with respect to the first Transfer Date, the initial Excess Collateral Amount.

         "Excess Collateral Minimum Rate" means LIBOR plus ___% per annum or such lesser rate as may be specified in the Transfer and Administration Agreement.

Payments of Principal

         The Trustee, acting pursuant to the Servicer's instructions, will distribute Available Investor Principal Collections (see "--Principal Payments" above) on deposit in the Principal Account in the following priority:

                  (a) on each Transfer Date with respect to the Revolving Period, all Available Investor Principal Collections with respect to the preceding Monthly Period will be treated as Excess Principal Collections and applied as described under "--Excess Principal Collections" herein and "Description of the Certificates--Shared Collections of Principal Receivables" in the attached prospectus;

                  (b) with respect to the Accumulation Period or the Rapid Amortization Period, all Available Investor Principal Collections with respect to the preceding Monthly Period and the other amounts specified below will be distributed or deposited in the following priority:

                           (i) an amount equal to the Class A Monthly
                  Principal plus, to the extent of any applicable Principal Shortfall, Excess Principal Collections from other Series and Unallocated Principal Collections, to the extent available, will be deposited on each Transfer Date in the Principal Funding Account for distribution to the Class A Certificateholders on the Class A Scheduled Payment Date (with respect to the Accumulation Period) or distributed to the Class A Certificateholders on each Distribution Date until the Class A Invested Amount is paid in full (with respect to the Rapid Amortization Period);

                           (ii) on the Transfer Date related to the Class B
                  Principal Commencement Date and on each Transfer Date thereafter, an amount equal to the Class B Monthly Principal plus, to the extent of any applicable Principal Shortfall, Excess Principal Collections from other Series and Unallocated Principal Collections, to the extent available, will be deposited in the Principal Funding Account for distribution to the Class B Certificateholders on the Class B Scheduled Payment Date (with respect to the Accumulation Period) or distributed to the Class B Certificateholders on each Distribution Date until the Class B Invested Amount is paid in full (with respect to the Rapid Amortization Period); and

                           (iii) on the Transfer Date related to the
                  Distribution Date on which the Class B Invested Amount is deposited in full in the Principal Funding Account or paid in full to the Class B Certificateholders and on each Transfer Date thereafter, an amount equal to the Excess Collateral Monthly Principal plus, to the extent of any applicable Principal Shortfall, Excess Principal Collections from other Series and Unallocated Principal Collections, to the extent available, will be deposited in the Principal Funding Account for distribution to the Excess Collateral Holders on the Transfer Date immediately preceding the Excess Collateral Scheduled Payment Date (with respect to the Accumulation Period) or distributed to the Excess Collateral Holders on each Transfer Date until the Excess Collateral Amount is paid in full (with respect to the Rapid Amortization Period); and

                  (c) on each Transfer Date with respect to the Accumulation Period and the Rapid Amortization Period, the balance of Available Investor Principal Collections not applied pursuant to (a) and (b) above, if any, will be treated as Excess Principal Collections and applied as described under "--Excess Principal Collections" herein and "Description of the Certificates--Shared Collections of Principal Receivables" in the attached prospectus.

         "Class A Monthly Principal" means, with respect to any Transfer Date relating to the Accumulation Period or the Rapid Amortization Period, prior to the payment in full of the Class A Invested Amount, an amount equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account, (ii) for each Transfer Date with respect to the Accumulation Period, prior to the payment in full of the Class A Invested Amount, and on or prior to the Class A Scheduled Payment Date, the applicable Controlled Deposit Amount and (iii) the Class A Adjusted Invested Amount on such Transfer Date.

         "Class B Monthly Principal" with respect to each Transfer Date relating to the Accumulation Period or the Rapid Amortization Period beginning with the Transfer Date first preceding the Class B Principal Commencement Date, prior to the payment in full of the Class B Invested Amount, will equal the least of (i) the Available Investor Principal Collections remaining on deposit in the Principal Account after application thereof to Class A Monthly Principal on such Transfer Date, if any, (ii) for each Transfer Date with respect to the Accumulation Period, prior to the Class B Scheduled Payment Date, the applicable Controlled Deposit Amount (minus the Class A Monthly Principal with respect to such Transfer
Date) and (iii) the Class B Adjusted Invested Amount on such Transfer Date.

         "Excess Collateral Monthly Principal" with respect to each Transfer Date relating to the Accumulation Period or the Rapid Amortization Period beginning with the Transfer Date first preceding the Distribution Date on which the Class B Invested Amount is deposited in full in the Principal Funding Account or paid in full, prior to the payment in full of the Excess Collateral Amount, will equal the least of (i) the Available Investor Principal Collections remaining on deposit in the Principal Account after application thereof to Class A Monthly Principal and Class B Monthly Principal on such Transfer Date, if any, (ii) for each Transfer Date with respect to the Accumulation Period, prior to the Excess Collateral Scheduled Payment Date, the applicable Controlled Deposit Amount (minus the Class A Monthly Principal and the Class B Monthly Principal with respect to such Transfer Date) and (iii) the Excess Collateral Adjusted Amount on such Transfer Date.

         "Controlled Accumulation Amount" means for any Transfer Date with respect to the Accumulation Period, prior to the payment in full of the Invested Amount, $________; provided, however, that if the commencement of the Accumulation Period is delayed as described above under "--Postponement of Accumulation Period," the Controlled Accumulation Amount may be higher than the amount stated above for each Transfer Date with respect to the Accumulation Period and will be determined by the Servicer in accordance with the Pooling and Servicing Agreement based on the principal payment rates for the Accounts and on the invested amounts of other Series (other than certain excluded Series) which are scheduled to be in their revolving periods and then scheduled to create Excess Principal Collections during the Accumulation Period.

         "Accumulation Shortfall" initially means zero and thereafter means, with respect to any Monthly Period during the Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Monthly Period over the amount deposited into the Principal Funding Account as described in clause (b) of this section with respect to the Certificates for the previous Monthly Period.

Allocation of Collections of Principal Receivables

         The figure below demonstrates the manner in which collections of Principal Receivables are allocated and applied to Series 2001-__. The figure is a simplified demonstration of certain allocation and payment provisions and is qualified by the full descriptions of these provisions in this supplement and the attached prospectus.


[GRAPHIC OMITTED]


Reallocated Principal Collections

         On each Distribution Date, the Servicer will apply or cause the Trustee to apply an amount, not to exceed the Excess Collateral Amount, equal to the product of (a)(i) during the Revolving Period, the Excess Collateral Floating Allocation Percentage or (ii) during an Amortization Period, the Excess Collateral Fixed/Floating Allocation Percentage and (b) the amount of collections of Principal Receivables with respect to the related Monthly Period in the following priority (such collections applied in accordance with clause (a) below are called "Reallocated Excess Collateral Principal Collections"):

                  (a) an amount equal to the sum of (i) the excess, if any, of the Class A Required Amount with respect to such related Monthly Period over the amount of Excess Finance Charge
         Collections with respect to such related Monthly Period and (ii) the Class B Required Amount with respect to the related Monthly Period; and

                  (b) any such collections not applied in the foregoing manner (and therefore not constituting Reallocated Excess Collateral Principal Collections) will, on each Distribution Date with respect to the Revolving Period, first be applied as Excess Principal Collections for the benefit of other Series and then be distributed to the holder of the Exchangeable Transferor Certificate, if the Transferor Interest expressed as a percentage of the aggregate amount of Principal Receivables is greater than the Minimum Transferor Interest, or applied as Unallocated Principal Collections and on Distribution Dates with respect to an Amortization Period will be included in the funds available to make principal payments to the Class A Certificateholders until the Class A Invested Amount is paid in full and then to the Class B Certificateholders until the Class B Invested Amount is paid in full and then to the Excess Collateral Holders until the Excess Collateral Amount is paid in full.

         On each Distribution Date, the Servicer will apply or cause the Trustee to apply an amount, not to exceed the Class B Invested Amount, equal to the product of (a)(i) during the Revolving Period, the Class B Floating Allocation Percentage or (ii) during an Amortization Period, the Class B Fixed/Floating Allocation Percentage and (b) the amount of collections of Principal Receivables with respect to the related Monthly Period in the following priority (such collections applied in accordance with clause (a) below are called "Reallocated Class B Principal Collections" and the sum of Reallocated Excess Collateral Principal Collections and Reallocated Class B Principal Collections is called "Reallocated Principal Collections"):

                  (a) an amount equal to the excess, if any, of the Class A Required Amount with respect to such related Monthly Period over the sum of (i) the amount of Excess Finance Charge Collections with respect to such related Monthly Period and (ii) the amount of Reallocated Excess Collateral Principal Collections applied with respect thereto for the related Monthly Period; and

                  (b) any such collections not applied in the foregoing manner (and therefore not constituting Reallocated Class B Principal Collections) will, on each Distribution Date with respect to the Revolving Period, first be applied as Excess Principal Collections for the benefit of other Series and then be distributed to the holder of the Exchangeable Transferor Certificate, if the Transferor Interest expressed as a percentage of the aggregate amount of Principal Receivables is greater than the Minimum Transferor Interest, or applied as Unallocated Principal Collections and on Distribution Dates with respect to an Amortization Period will be included in the funds available to make principal payments to the Class A Certificateholders until the Class A Invested Amount is paid in full and then to the Class B Certificateholders until the Class B Invested Amount is paid in full and then to the Excess Collateral Holders until the Excess Collateral Amount is paid in full.

         On each Distribution Date the Excess Collateral Amount will be reduced by the amount of Reallocated Excess Collateral Principal Collections and by the amount of Reallocated Class B Principal Collections for such Distribution Date. In the event that such reduction would cause the Excess Collateral Amount to be a negative number, the Excess Collateral Amount will be reduced to zero and the Class B Invested Amount will be reduced by the amount by which the Excess Collateral Amount would have been reduced below zero. In the event that the reallocation of collections of Principal Receivables would cause the Class B Invested Amount to be a negative number on any Distribution Date, collections of Principal Receivables will be reallocated on such Distribution Date in an aggregate amount not to exceed the amount which would cause the Class B Invested Amount to be reduced to zero.

Defaulted Receivables; Investor Charge-Offs

         On each Determination Date, the Servicer will calculate the Investor Default Amount for the preceding Monthly Period. The term "Default Amount" means, for any Monthly Period, an amount (which shall not be less than zero) equal to (a) the aggregate amount of Principal Receivables (other than Ineligible Receivables) in Defaulted Accounts on the day such Account became a Defaulted Account for each day in such Monthly Period minus (b) the aggregate amount of Recoveries received in such Monthly Period. The term "Investor Default Amount" means, for any Monthly Period, an amount equal to the product of (i) the Investor Percentage with respect to such Monthly Period and (ii) the aggregate Default Amount for such Monthly Period. A portion of the Default Amount will be allocated to the Class A Certificateholders (the "Class A Investor Default Amount") on each Distribution Date in an amount equal to the product of the Class A Floating Allocation Percentage applicable during the related Monthly Period and the aggregate Default Amount for such Monthly Period; provided, however, that with respect to the initial Monthly Period, the Class A Investor Default Amount shall be equal to the product of (i) the aggregate Default Amount for the period from and including the first day of the calendar month in which the Closing Date occurs to and including the last day of that calendar month, (ii) the Class A Investor Percentage that would have applied had Series 2001-__ been outstanding on each day during that calendar month and (iii) the actual number of days Series 2001-__ was outstanding in the Monthly Period divided by 30. A portion of the Default Amount will be allocated to the Class B Certificateholders (the "Class B Investor Default Amount") on each Distribution Date in an amount equal to the product of the Class B Floating Allocation Percentage applicable during the related Monthly Period and the aggregate Default Amount for such Monthly Period; provided, however, that with respect to the initial Monthly Period, the Class B Investor Default Amount shall be equal to the product of (i) the aggregate Default Amount for the period from and including the first day of the calendar month in which the Closing Date occurs to and including the last day of that calendar month, (ii) the Class B Investor Percentage that would have applied had Series 2001-__ been outstanding on each day during that calendar month and (iii) the actual number of days Series 2001-__ was outstanding in the Monthly Period divided by 30. A portion of the Default Amount will be allocated to the Excess Collateral Holders (the "Excess Collateral Default Amount") on each Distribution Date in an amount equal to the product of the Excess Collateral Floating Allocation Percentage applicable during the related Monthly Period and the aggregate Default Amount for such Monthly Period; provided, however, that with respect to the initial Monthly Period, the Excess Collateral Default Amount shall be equal to the product of (i) the aggregate Default Amount for the period from and including the first day of the calendar month in which the Closing Date occurs to and including the last day of that calendar month, (ii) the Excess Collateral Percentage that would have applied had Series 2001-__ been outstanding on each day during that calendar month and (iii) the actual number of days Series 2001-__ was outstanding in the Monthly Period divided by 30.

         On each Distribution Date, if the Class A Investor Default Amount for such Distribution Date exceeds the sum of the Class A Floating Allocation Percentage of collections in respect of Finance Charge Receivables allocable with respect thereto, and the Excess Finance Charge Collections and the Reallocated Principal Collections available to cover such amount with respect to the Monthly Period immediately preceding such Distribution Date, the Excess Collateral Amount will be reduced by the amount of such excess, but not more than the lesser of the Class A Investor Default Amount and the Excess Collateral Amount for such Distribution Date. In the event that, but for the limitation on the amount of such reduction in the preceding sentence, such reduction would cause the Excess Collateral Amount to be a negative number, the Excess Collateral Amount will be reduced to zero, and the Class B Invested Amount will be reduced by the amount by which the Excess Collateral Amount would have been reduced below zero. In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not more than the Class A Investor Default Amount for such Distribution Date (a "Class A Investor Charge-Off"), which will have the effect of slowing or reducing the return of principal to the Class A Certificateholders. If the Class A Invested Amount has been reduced by the amount of any Class A Investor Charge-Offs, it will be reimbursed on any Transfer Date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) by the amount of Excess Finance Charge Collections allocated and available for such purpose as described above under "--Excess Finance Charge Collections."

         If on any Distribution Date, the Class B Investor Default Amount for such Distribution Date exceeds the amount of Excess Finance Charge Collections and Reallocated Excess Collateral Principal Collections which are allocated and available to fund such amount, the Excess Collateral Amount (after giving effect to any adjustments with respect thereto as described in the preceding paragraph) will be reduced by the amount of such excess, but not more than the lesser of the Class B Investor Default Amount and the Excess Collateral Amount for such Distribution Date. In the event that, but for the limitation on the amount of such reduction in the preceding sentence, such reduction would cause the Excess Collateral Amount to be a negative number, the Excess Collateral Amount will be reduced to zero and the Class B Invested Amount will be reduced by the amount by which the Excess Collateral Amount would have been reduced below zero, but not more than the Class B Investor Default Amount for such Distribution Date (a "Class B Investor Charge-Off"). The Class B Invested Amount will also be reduced by the amount of Reallocated Class B Principal Collections applied to cover shortfalls in excess of the Excess Collateral Amount and the amount of any portion of the Class B Invested Amount allocated to the Class A Certificates to avoid a reduction in the Class A Invested Amount. The Class B Invested Amount will thereafter be reimbursed (but not in the excess of the unpaid principal balance of the Class B Certificates) on any Transfer Date by the amount of Excess Finance Charge Collections allocated and available for that purpose as described above under "--Excess Finance Charge Collections."

         If on any Distribution Date, the Excess Collateral Default Amount for such Distribution Date exceeds the amount of Excess Finance Charge Collections which are allocated and available to fund such amount as described above under "--Excess Finance Charge Collections," the Excess Collateral Amount (after giving effect to any adjustments with respect thereto as described in the preceding paragraphs) will be reduced by the amount of such excess, but not more than the lesser of the Excess Collateral Default Amount and the Excess Collateral Amount for such Distribution Date (an "Excess Collateral Charge-Off"). The Excess Collateral Amount will also be reduced by the amount of Reallocated Principal Collections and the amount of any portion of the Excess Collateral Amount allocated to the Class A Certificates to avoid a reduction in the Class A Invested Amount or to the Class B Certificates to avoid a reduction in the Class B Invested Amount. The Excess Collateral Amount will thereafter be reimbursed on any Transfer Date by the amount of Excess Finance Charge Collections allocated and available for that purpose as described above under "--Excess Finance Charge Collections."

Principal Funding Account

         The Servicer will establish and maintain with a Qualified Institution a principal funding account as a segregated trust account held for the benefit of the Certificateholders (the "Principal Funding Account"). During the Accumulation Period, the Trustee at the direction of the Servicer shall transfer collections in respect of Principal Receivables (other than Reallocated Principal Collections) and Excess Principal Collections from other Series, if any, allocated to Series 2001-__ from the Principal Account to the Principal Funding Account as described under "--Application of Collections." Such collections will be retained in the Principal Funding Account and ultimately used to pay the principal of the Certificates on the Class A Scheduled Payment Date, the Class B Scheduled Payment Date and the Excess Collateral Scheduled Payment Date or the first Distribution Date with respect to the Rapid Amortization Period, whichever occurs earlier.

         Funds on deposit in the Principal Funding Account will be invested to the following Transfer Date by the Trustee at the direction of the Servicer in Permitted Investments. Investment earnings (net of investment losses and expenses) on funds on deposit in the Principal Funding Account (the "Principal Funding Investment Proceeds") during the Accumulation Period will be included in Class A Available Funds, Class B Available Funds and Excess Collateral Available Funds. If, for any Interest Period, the Principal Funding Investment Proceeds are less than an amount equal to, for each Interest Period, the Covered Amount, the amount of such deficiency will be paid from the Reserve Account to the extent of the Available Reserve Account Amount and, if necessary, from Excess Finance Charge Collections and Reallocated Principal Collections.

Reserve Account

         Pursuant to the Offered Series Supplement, the Servicer will establish and maintain with a Qualified Institution the reserve account as a segregated trust account held for the benefit of the Certificateholders (the "Reserve Account"). The Reserve Account is established to assist with the subsequent distribution of interest on the Certificates during the Accumulation Period. On each Transfer Date from and after the Reserve Account Funding Date, but prior to the termination of the Reserve Account, the Trustee, acting pursuant to the Servicer's instructions, will apply Excess Finance Charge Collections allocated to the Certificates (to the extent described above under "--Excess Finance Charge Collections") to increase the amount on deposit in the Reserve Account (to the extent such amount is less than the Required Reserve Account Amount). The "Reserve Account Funding Date" will be the Transfer Date which commences no later than three months prior to the commencement of the Accumulation Period, or such earlier date as the Servicer may determine. The "Required Reserve Account Amount" for any Transfer Date on or after the Reserve Account Funding Date will be equal to (a) 0.5% of the Invested Amount or (b) any other amount designated by First USA; provided, that if such designation is of a lesser amount, First USA shall have provided the Servicer, the Excess Collateral Holders and the Trustee with evidence that the Rating Agency Condition with respect to such designation has been satisfied and First USA shall have delivered to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of First USA, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to the Offered Series. If the Accumulation Period is shortened to one month and First USA believes the condition described in the preceding sentence will be satisfied, First USA intends to provide such an officer's certificate designating that the Required Reserve Account Amount will be zero.

         Provided that the Reserve Account has not terminated as described below, all amounts on deposit in the Reserve Account on any Transfer Date (after giving effect to any deposits to, or withdrawals from, the Reserve Account to be made on such Transfer Date) will be invested to the following Transfer Date by the Trustee at the direction of the Servicer in Permitted Investments. The interest and other investment income (net of investment expenses and losses) earned on such investments will be retained in the Reserve Account (to the extent the amount on deposit is less than the Required Reserve Account Amount) or deposited in the Finance Charge Account for application as described above under "--Application of Collections--Monthly Allocations."

         On or before each Transfer Date with respect to the Accumulation Period and on the first Transfer Date with respect to the Rapid Amortization Period, a withdrawal will be made from the Reserve Account and the amount of such withdrawal will be included in Class A Available Funds, Class B Available Funds and Excess Collateral Available Funds to be applied to the payment of interest on the Certificates for such Transfer Date in an amount equal to the lesser of (a) the Available Reserve Account Amount with respect to such Transfer Date and (b) the excess, if any, of (x) the sum of
(a) with respect to the Class A Certificates, the product of (i) a fraction the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, (ii) the Class A Certificate Rate in effect with respect to such Interest Period and (iii) the aggregate amount on deposit in the Principal Funding Account with respect to Class A Monthly Principal as of the last day of the Monthly Period preceding the Monthly Period in which such Interest Period ends, (b) with respect to the Class B Certificates, the product of (i) a fraction the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, (ii) the Class B Certificate Rate in effect with respect to such Interest Period and (iii) the aggregate amount on deposit in the Principal Funding Account with respect to Class B Monthly Principal as of the last day of the Monthly Period preceding the Monthly Period in which such Interest Period ends and (c) with respect to the Excess Collateral, the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, (ii) the Excess Collateral Minimum Rate in effect with respect to such Interest Period and (iii) the aggregate amount on deposit in the Principal Funding Account with respect to Excess Collateral Monthly Principal as of the last day of the Monthly Period preceding the Monthly Period in which such Interest Period ends (the "Covered Amount") over (y) the Principal Funding Investment Proceeds with respect to such Transfer Date; provided, that the amount of such withdrawal shall be reduced to the extent that funds otherwise would be available to be deposited in the Reserve Account on such Transfer Date. On each Transfer Date, the amount available to be withdrawn from the Reserve Account (the "Available Reserve Account Amount") will be equal to the lesser of the amount on deposit in the Reserve Account (before giving effect to any deposit to be made to the Reserve Account on such Transfer Date) and the Required Reserve Account Amount for such Transfer Date.

         The Reserve Account will be terminated following the earliest to occur of (a) the termination of the Trust pursuant to the Pooling and Servicing Agreement, (b) the date on which the Invested Amount is paid in full, (c) if the Accumulation Period has not commenced, the occurrence of a Pay Out Event with respect to the Certificates and (d) if the Accumulation Period has commenced, the earlier of the first Transfer Date with respect to the Rapid Amortization Period and the Class A Scheduled Payment Date. Upon the termination of the Reserve Account, all amounts on deposit therein (after giving effect to any withdrawal from the Reserve Account on such date as described above) will be deposited in the Finance Charge Account and applied in accordance with the priority of payments described above under "--Application of Collections--Monthly Allocations." Any amounts withdrawn from the Reserve Account and distributed to the Excess Collateral Holders as described above will not be available for distribution to the Class A Certificateholders or the Class B Certificateholders.

Companion Series

         The Series 2001-__ Certificates may be paired with one or more other Series (each a "Companion Series"). Each Companion Series either will be prefunded with an initial deposit to a prefunding account in an amount up to the initial principal balance of such Companion Series, funded primarily from the proceeds for the sale of such Companion Series, or will have a variable principal amount. Any such prefunding account will be held for the benefit of such Companion Series and not for the benefit of Certificateholders. As principal is paid with respect to the Series 2001-__ Certificates, either (i) in the case of a prefunded Companion Series, an equal amount of funds on deposit in any prefunding account for such prefunded Companion Series will be released (which funds will be distributed to First USA) or (ii) in the case of a Companion Series having a variable principal amount, an interest in such variable Companion Series in an equal or lesser amount may be sold by the Trust (and the proceeds thereof will be distributed to First USA) and, in either case, the invested amount in the Trust of such Companion Series will increase by a corresponding amount. Upon payment in full of the Series 2001-__ Certificates, assuming that there have been no unreimbursed charge-offs with respect to any related Companion Series, the aggregate invested amount of such related Companion Series will have been increased by an amount up to an aggregate amount equal to the Series 2001-__ Investor Interest paid to the Series 2001-__ Certificateholders since the issuance of such Companion Series. The issuance of a Companion Series will be subject to the conditions described under "Description of the Certificates--Exchanges" in the attached prospectus. There can be no assurance, however, that the terms of any Companion Series might not have an impact on the timing or amount of payments received by a Series 2001-__ Certificateholder. In particular, the denominator of the Fixed/Floating Allocation Percentage may be increased upon the occurrence of a Pay Out Event with respect to a Companion Series resulting in a possible reduction of the percentage of collections of Principal Receivables allocated to Series 2001-__ if such event allowed the payment of principal at such time to the Companion Series and required reliance by Series 2001-__ on clause (y) of the denominator of the Fixed/Floating Allocation Percentage for Series 2001-__. See "Maturity Considerations."

Pay Out Events

         As described above, the Revolving Period will continue until the commencement of the Accumulation Period, unless a Pay Out Event occurs prior to such date. A "Pay Out Event" refers to any of the following events:

                  (a) failure on the part of the Transferor (i) to make any payment or deposit on the date required under the Pooling and Servicing Agreement or the Offered Series Supplement (or within the applicable grace period which will not exceed five days) or
         (ii) to observe or perform in any material respect any other covenants or agreements of the Transferor set forth in the Pooling and Servicing Agreement or the Offered Series Supplement, which failure has a material adverse effect on the Certificateholders and which continues unremedied for a period of 60 days after written notice and continues to materially and adversely affect the interests of the Certificateholders (which determination shall be made without regard to whether funds are available pursuant to any Enhancement) for such period;

                  (b) any representation or warranty made by the Transferor in the Pooling and Servicing Agreement or any information required to be given by the Transferor to the Trustee to identify the Accounts proves to have been incorrect in any material respect when made and which continues to be incorrect in any material respect for a period of 60 days after written notice and as a result of which the interests of the Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Pay Out Event pursuant to this clause (b) shall not be deemed to occur thereunder if the Transferor has accepted reassignment of the related Receivable or all such Receivables, if applicable, during such period (or such longer period as the Trustee may specify) in accordance with the provisions thereof;

                  (c) certain events of insolvency or receivership relating to the Transferor;

                  (d) the average Portfolio Yield for any three consecutive Monthly Periods is less than the average Base Rate for such three consecutive Monthly Periods;

                  (e) the Trust becomes subject to regulation as an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                  (f) a failure by the Transferor to convey Receivables arising under Additional Accounts to the Trust when required by the Pooling and Servicing Agreement; or

                  (g) any Servicer Default occurs which would have a material adverse effect on the Certificateholders.

         In the case of any event described in clause (a), (b) or (g) above, a Pay Out Event will be deemed to have occurred with respect to the Certificates only if, after any applicable grace period, either the Trustee or Certificateholders evidencing undivided interests aggregating more than 50% of the Investor Interest, by written notice to the Transferor and the Servicer (and to the Trustee if given by the Certificateholders) declare that a Pay Out Event has occurred with respect to the Certificates as of the date of such notice. In the case of any event described in clause (c) or (e), a Pay Out Event with respect to all Series then outstanding, and in the case of any event described in clause (d) or (f), a Pay Out Event with respect to only the Certificates, will be deemed to have occurred without any notice or other action on the part of the Trustee or the Certificateholders or all certificateholders, as appropriate, immediately upon the occurrence of such event. On the date on which a Pay Out Event is deemed to have occurred, the Rapid Amortization Period will commence. In such event, distributions of principal to the Certificateholders will begin on the first Distribution Date following the month in which such Pay Out Event occurred. If, because of the occurrence of a Pay Out Event, the Rapid Amortization Period begins earlier than the Monthly Period preceding the month in which the Scheduled Payment Date occurs, Certificateholders will begin receiving distributions of principal earlier than they otherwise would have, which may shorten the average life of the Certificates.

         If pursuant to certain provisions of Federal law, the Transferor voluntarily enters liquidation or a receiver is appointed for the Transferor, on the day of such event the Transferor will immediately cease to transfer Principal Receivables to the Trust and promptly give notice to the Trustee of such event. Within 15 days, the Trustee will publish a notice of the liquidation or the appointment stating that the Trustee intends to sell, dispose of, or otherwise liquidate the Receivables in a commercially reasonable manner. With respect to each Series outstanding at such time, unless otherwise instructed within a specified period by certificateholders representing undivided interests aggregating more than 50% of the invested amount of such Series (or, if such Series has more than one Class, of each Class of such Series, and with respect to Series required to vote as a group, all Classes of all such Series), the Trustee will sell, dispose of, or otherwise liquidate the portion of the Receivables allocated to the Series with respect to which all outstanding Classes did not vote to continue the Trust in accordance with the Pooling and Servicing Agreement in a commercially reasonable manner and on commercially reasonable terms. The proceeds from the sale, disposition or liquidation of the Receivables will be treated as collections of the Receivables and applied with respect to such Series as provided above under "--Application of Collections." If the only Pay Out Event to occur is either the insolvency of the Transferor or the appointment of a conservator or receiver for the Transferor, the conservator or receiver may have the power to prevent the early sale, liquidation or disposition of the Receivables and the commencement of the Rapid Amortization Period. In addition, a conservator or receiver may have the power to cause the early sale of the Receivables and the early retirement of the Certificates. See "Description of the Certificates--Pay Out Events" in the attached prospectus for an additional discussion of the consequences of an insolvency, conservatorship or receivership of the Transferor.

Optional Repurchase

         The Invested Amount will be subject to optional repurchase by the Transferor on any Distribution Date on or after the Distribution Date on which the Invested Amount is reduced to an amount less than or equal to $_________ (5% of the initial Invested Amount), if certain conditions set forth in the Pooling and Servicing Agreement are met. The repurchase price will be equal to the Invested Amount plus accrued and unpaid interest on the Certificates through the last day of the Interest Period related to the Distribution Date on which the repurchase occurs. See "Description of the Certificates--Final Payment of Principal; Termination" in the attached prospectus.

Servicing Compensation and Payment of Expenses

         The Servicer's compensation for its servicing activities and reimbursement for its expenses will take the form of the payment to it of a monthly servicing fee in an amount equal to the sum of, with respect to all Series, one-twelfth of the product of the applicable servicing fee percentages with respect to each Series and the allocable portion of the Transferor Interest and the average amount of the Principal Receivables during each month. The monthly servicing fee will be allocated between the Transferor Interest, the Investor Interest and the Excess Collateral Holders' Interest and the investor interests for all other Series. The portion of the servicing fee allocable to the Investor Interest and the Excess Collateral Holders' Interest on each Distribution Date (the "Investor Servicing Fee") will be equal to one-twelfth of the product of the Servicing Fee Percentage and the sum of the Class A Adjusted Invested Amount, the Class B Adjusted Invested Amount and the Excess Collateral Adjusted Amount on the last day of the related Monthly Period or, in the case of the first Distribution Date, the product of (i) the actual number of days from and including the Closing Date to and including __________ divided by 365, (ii) the Servicing Fee Percentage and (iii) the initial Invested Amount. "Class A Monthly Servicing Fee," "Class B Monthly Servicing Fee," and "Excess Collateral Monthly Servicing Fee," mean, with respect to any Distribution Date, one-twelfth of the product of the Servicing Fee Percentage and the Class A Adjusted Invested Amount, Class B Adjusted Invested Amount or Excess Collateral Adjusted Amount, as applicable, on the last day of the preceding Monthly Period. The "Servicing Fee Percentage" will mean 1.5% for so long as the Bank is the Servicer or 2.0% if the Bank is no longer the Servicer. The Investor Servicing Fee will be funded from Excess Finance Charge Collections and, with respect to a Servicer other than the Bank, from the Investor Percentage of collections of Finance Charge Receivables and Reallocated Principal Collections. The remainder of the servicing fee will be allocable to the Transferor Interest and the investor interests of other Series. Neither the Trust nor the Certificateholders will have any obligation to pay such portion of the servicing fee.

         The Servicer will pay from its servicing compensation certain expenses incurred in connection with servicing the Receivables including, without limitation, payment of the fees and disbursements of the Trustee and independent certified public accountants and other fees which are not expressly stated in the Pooling and Servicing Agreement to be payable by the Trust or the Certificateholders other than Federal, state and local income and franchise taxes, if any, of the Trust.

                       Reports to Certificateholders

         Notices to Certificateholders will be given by publication in a daily newspaper in Luxembourg, which is expected to be the Luxemburger Wort. In the event that Definitive Certificates are issued, notices to Certificateholders will also be given by mail to the addresses of such holders as they appear in the Certificate register.


                      Listing And General Information

         Application has been made to list the Offered Certificates on the Luxembourg Stock Exchange. In connection with the listing application, the Amended and Restated Articles of Association and By-laws of the Bank, as well as legal notice relating to the issuance of the Offered Certificates will be deposited prior to listing with the Chief Registrar of the District Court in Luxembourg, where copies thereof may be obtained upon request. Once the Offered Certificates have been so listed, trading of the Offered Certificates may be effected on the Luxembourg Stock Exchange. The Class A Certificates and the Class B Certificates have been accepted for clearance through the facilities of DTC, Clearstream and Euroclear (ISIN number for the Class A Certificates _____________, and for the Class B Certificates _____________, and Common Code number for the Class A Certificates
_____________, and for the Class B Certificates _____________).

         The Bank has taken all reasonable care to ensure that the information contained in this prospectus supplement and the prospectus in relation to the Bank and the Offered Certificates is true and correct in all material respects and that in relation to the Bank and the Offered Certificates there are no facts the omission of which would make misleading any statement herein or in the attached prospectus, whether fact or opinion. The Bank accepts responsibility accordingly. In addition, no person is authorized to give any information or to make any representation not contained in this prospectus supplement or in the attached prospectus and, if given or made, such information or representation must not be relied upon.

         The Bank confirms that there has been no material adverse change
in the performance of the Trust since         , the date of the information
with respect to the Trust set forth in this prospectus supplement under "The Receivables."

         The transactions contemplated in this prospectus supplement were authorized by a consent of the Board of Directors of the Bank as of September 17, 1999.

         Copies of the Pooling and Servicing Agreement, the Offered Series Supplement, the annual report of independent public accountants described in "Description of the Certificates--Evidence as to Compliance" in the attached prospectus, the documents listed under "Where You Can Find More Information" and the reports to Certificateholders referred to under "Reports to Certificateholders" and "Description of the Certificates--Reports to Certificateholders" in the attached prospectus will be available without charge at the office of the listing agent of the Trust in Luxembourg, whose address is 14 Boulevard Royal, 2449 Luxembourg, Grand-Duche de Luxembourg. Financial information regarding the Bank is included in the consolidated audited financial statements of BANK ONE in BANK ONE's Annual Report for the fiscal year ended December 31, ____, which documents are also available without charge at the office of the listing agent in Luxembourg. The Trust does not prepare financial statements.

         The Certificates, the Pooling and Servicing Agreement and the Offered Series Supplement are governed by the laws of the State of Delaware.

         Other than as disclosed or contemplated in this prospectus supplement, in the attached prospectus or in the documents incorporated herein by reference, there are no litigation, arbitration or administrative proceedings relating to claims or amounts which are material in the context of the Trust or the issue of the Certificates to which the Bank is a party nor, to the best knowledge and belief of the Bank, are there any threatened litigation, arbitration or administrative proceedings relating to claims or amounts which are material in the context of the Trust or the issue of the Certificates which would jeopardize the Bank's ability to discharge its obligations in respect of the Trust or of the Certificates.

                            ERISA Considerations

General

         Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") prohibit certain pension, profit sharing or other employee benefit plans, individual retirement accounts or annuities and employee annuity plans and Keogh plans (collectively, "Benefit Plans") from engaging in certain transactions involving "plan assets" with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code (collectively, "Parties in Interest") with respect to the Benefit Plan. A violation of these "prohibited transaction" rules may generate excise tax and other liabilities under ERISA and Section 4975 of the Code for such persons, unless a statutory, regulatory or administrative exemption is available. Benefit Plans that are governmental plans (as defined in section 3(32) of ERISA) and certain church plans (as defined in section 3(33) of ERISA) are not subject to ERISA requirements.

Class A Certificates

         A violation of the prohibited transaction rules could occur if the Class A Certificates were to be purchased with assets of any Benefit Plan and (1) the Transferor, the Trustee, any underwriters of such Series or any of their affiliates were a Party in Interest with respect to such Benefit Plan and a statutory, regulatory or administrative exemption were not available or (2) the assets of the Trust were treated as the assets of such Benefit Plans under a regulation (the "Plan Asset Regulation") issued by the Department of Labor ("DOL"). The Transferor, the Trustee, any underwriters of a Series and their affiliates are likely to be Parties in Interest with respect to many Benefit Plans. Before purchasing the Class A Certificates or the Class B Certificates, a Benefit Plan fiduciary or other Benefit Plan investor should consider whether a prohibited transaction might arise by reason of the relationship between the Benefit Plan and the Transferor, the Trustee, any underwriters of such Certificate or any of their affiliates and consult their counsel regarding the purchase in light of the considerations described below and in the attached prospectus.

         Under certain circumstances, the Plan Asset Regulation treats the assets of an entity in which a Benefit Plan holds an equity interest as "plan assets" of such Benefit Plan. Because the Class A Certificates will represent beneficial interests in the Trust, and despite the agreement of the Transferor and the Certificate Owners to treat the Class A Certificates as debt instruments, the Class A Certificates are likely to be considered equity interests in the Trust for purposes of the Plan Asset Regulation, with the result that the assets of the Trust are likely to be treated as "plan assets" of the investing Benefit Plans for purposes of ERISA and
Section 4975 of the Code, unless the exception for "publicly-offered securities" is applicable as described in the attached prospectus. No restrictions will be imposed on the transfer of the Class A Certificates. The underwriters expect that the Class A Certificates will be held by at least 100 or more investors who are independent of the issuer and of one another ("Independent Investors") at the conclusion of the initial public offering although no assurance can be given, and no monitoring or other measures will be taken to ensure, that such condition is met. The Bank expects that the other requirements will be met so the Class A Certificates will be "publicly-offered securities" as described in the attached prospectus. The Class A Certificates will be sold as part of an offering pursuant to an effective registration statement under the Securities Act and then will be timely registered under the Exchange Act.

         If the foregoing exception under the Plan Asset Regulation were not satisfied, transactions involving the Trust and Parties in Interest with respect to a Benefit Plan that purchases or holds Class A Certificates or Class B Certificates might be prohibited under Section 406 of ERISA and/or Section 4975 of the Code and result in excise tax and other liabilities under ERISA and Section 4975 of the Code unless an exemption were available. The five DOL class exemptions described in the attached prospectus may not provide relief for all transactions involving the assets of the Trust even if they would otherwise apply to the purchase of a Class A Certificate or a Class B Certificate by a Benefit Plan.

Class B Certificates

         The Underwriters currently do not expect that the Class B Certificates will be held by at least 100 Independent Investors and, therefore, do not expect that such Class B Certificates will qualify as "publicly-offered securities" under the regulation referred to in the preceding paragraph. Accordingly, the Class B Certificates may not be acquired or held by (a) any employee benefit plan that is subject to ERISA,
(b) any plan or other arrangement (including an individual retirement account or Keogh plan) that is subject to Section 4975 of the Code, or (c) any entity whose underlying assets include "plan assets" under the regulation by reason of any such plan's investment in the entity (including, under certain circumstances, insurance company general accounts). By its acceptance of a Class B Certificate, each Class B Certificateholder will be deemed to have represented and warranted that it is not and will not be subject to the foregoing limitation.

Consultation with Counsel

         In light of the foregoing, fiduciaries or other persons contemplating purchasing Class A Certificates or Class B Certificates on behalf or with "plan assets" of any Benefit Plan should consult their own counsel regarding whether the Trust assets represented by the Class A Certificates or Class B Certificates would be considered "plan assets," the consequences that would apply if the Trust's assets were considered "plan assets," and the possibility of exemptive relief from the prohibited transaction rules.

         Finally, Benefit Plan fiduciaries and other Benefit Plan investors should consider the fiduciary standards under ERISA or other applicable law in the context of the Benefit Plan's particular circumstances before authorizing an investment of a portion of the Benefit Plan's assets in the Certificates. Accordingly, among other factors, Benefit Plan fiduciaries and other Benefit Plan investors should consider whether the investment (i) satisfies the diversification requirement of ERISA or other applicable law,
(ii) is in accordance with the Benefit Plan's governing instruments, and
(iii) is prudent in light of the "Risk Factors" and other factors discussed in this supplement.


                                Underwriting


         Subject to the terms and conditions set forth in the Underwriting Agreement dated __________, ____ (the "Underwriting Agreement") between First USA and the underwriters named below (the "Underwriters"), First USA has agreed to sell to the Underwriters and the Underwriters have agreed to purchase, the principal amount of the Offered Certificates offered hereby if any of the Offered Certificates are not purchased.


                                  Principal Amount of                Principal Amount of
Underwriters                     Class A Certificates               Class B Certificates

                                   $                                     $


         Total                     $                                     $
                                   =================                     ===============


         The price to public, Underwriters' discounts and commissions, the concessions that the Underwriters may allow to certain dealers, and the discounts that such dealers may reallow to certain other dealers, each expressed as a percentage of the principal amount of the Class A and Class B Certificates, shall be as follows:

                                                             Underwriting
                                               Price to      discount and
                                                public        commission

Class A Certificates                                  %              %
Class B Certificates                                  %              %

         After the offering is completed, First USA will receive the proceeds, after deduction of the underwriting and other expenses, listed below:


                                                      Proceeds to Transferor              Underwriting
                                 Proceeds to          (as % of the principal              discounts and
                                 Transferor         amount of the Certificates)            concessions
                                 ----------         ---------------------------            -----------

Class A Certificates         $                                      %                    $
Class B Certificates         $                                      %                    $


         After the initial public offering, the public offering price and other selling terms may be changed by the Underwriters. Additional offering expenses are estimated to be $________.

         The Underwriters may engage in over-allotment transactions, stabilizing transactions, syndicate covering transactions and penalty bids with respect to the Offered Certificates in accordance with Regulation M under the Exchange Act. Over-allotment transactions involve syndicate sales in excess of the offering size, which create a syndicate short position. Stabilizing transactions permit bids to purchase the Offered Certificates so long as the stabilizing bids do not exceed a specified maximum. Syndicate covering transactions involve purchases of the Offered Certificates in the open market after the distribution has been completed in order to cover syndicate short positions. Penalty bids permit the Underwriters to reclaim a selling concession from a syndicate member when the Offered Certificates originally sold by such syndicate member are purchased in a syndicate covering transaction to cover syndicate short positions. Such over-allotment transactions, stabilizing transactions, syndicate covering transactions and penalty bids may cause the price of the Offered Certificates to be higher than it would otherwise be in the absence of such transactions. Neither the Transferor nor the Underwriters represent that the Underwriters will engage in any such transactions or that such transactions, once commenced, will not be discontinued without notice at any time.

         The Transferor has been advised by each Underwriter that it proposes initially to offer the Class A Certificates to the public at the price set forth on the cover page hereof and to certain dealers at such price less concessions not in excess of ____% of the principal amount of the Class A Certificates. Each Underwriter may allow, and such dealers may reallow, concessions not in excess of _____ % of the principal amount of the Class A Certificates to certain brokers and dealers. The Transferor has been advised by each Underwriter that it proposes initially to offer the Class B Certificates to the public at the price set forth on the cover page hereof and to certain dealers at such price less concessions not in excess of ____% of the principal amount of the Class B Certificates. Each Underwriter may allow, and such dealers may reallow, concessions not in excess of ____% of the principal amount of the Class B Certificates to certain brokers and dealers. After the initial public offering, the public offering price and other selling terms may be changed bu the Underwriters.

         Each Underwriter has represented and agreed that (a) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Offered Certificates to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 (as amended) or who is a person to whom the document may otherwise lawfully be issued or passed on, (b) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 and other applicable laws and regulations with respect to anything done by it in relation to the Offered Certificates in, from or otherwise involving the United Kingdom and (c) if the Underwriter is an authorized person under the Financial Services Act 1986, it has only promoted and will only promote (as that term is defined in Regulation 1.02 of the Financial Services (Promotion of Unregulated Schemes) Regulations 1991) to any person in the United Kingdom the scheme described herein if that person is of a kind described either in Section 76(2) of the Financial Services Act 1986 or in Regulation 1.04 of the Financial Services (Promotion of Unregulated Schemes) Regulations 1991.

         The Transferor will indemnify each Underwriter against certain liabilities, including liabilities under the Securities Act or contribute to payments the Underwriter may be required to make in respect thereof.

         In the ordinary course of business, each Underwriter and its affiliates have engaged and may engage in investment banking and/or commercial banking transactions with the Transferor, its affiliates and the Trust. In addition, each Underwriter may from time to time take positions in the Certificates and other certificates issued by the Trust.

         Banc One Capital Markets, Inc. ("BOCM") is an affiliate of the Transferor. Any obligations of BOCM are the sole obligations of BOCM and do not create any obligations on the part of any of its affiliates.

         BOCM may from time to time purchase or acquire a position in the Certificates and may, at its option, hold or resell such Certificates. BOCM expects to offer and sell previously issued Certificates in the course of its business respective as a broker-dealer. BOCM may act as a principal or agent in such transactions. This supplement and the attached prospectus may be used by BOCM and its successors in connection with such transactions. Such sales, if any, will be made at varying prices related to prevailing market prices at the time of sale.


                              Exchange Listing

         Application has been made to list the Certificates on the Luxembourg Stock Exchange. We cannot guarantee that the application for the listing will be accepted. You should consult with Banque de Luxembourg, the Luxembourg listing agent for the Certificates, 14 Boulevard Royal, 2449 Luxembourg, Grand-Duche de Luxembourg, phone number (352) 499242378, to determine whether or not the Certificates are listed on the Luxembourg Stock Exchange.



                                                                    ANNEX I

                                Other Series

         The Trust has previously issued thirty-five other Series that the Transferor anticipates will remain outstanding on the Closing Date. The table below sets forth the principal characteristics of such Series: Series 1994-4, Series 1994-6, Series 1994-8, Series 1995-2, Series 1996-2, Series
1996-4, Series 1996-6, Series 1996-7, Series 1996-8, Series 1997-1, Series
1997-2, Series 1997-3, Series 1997-4, Series 1997-5, Series 1997-6, Series
1997-7, Series 1997-8, Series 1997-9, Series 1997-10, Series 1998-1, Series
1998-2, Series 1998-3, Series 1998-4, Series 1998-5, Series 1998-6, Series
1998-7, Series 1998-8, Series 1998-9, Series 1999-1, Series 1999-2, Series
1999-3, Series 1999-4, Series 1999-A, Series 1999-B, Series 2001-1, Series
2001-2 and Series 2001-3. For more specific information with respect to any Series, any prospective investor should contact the Servicer at (214) 849-2451. The Servicer will provide, without charge, to any prospective purchaser of the Certificates, a copy of the disclosure documents for any previous publicly issued Series.


Series 1994-4

1. Class A Certificates
    Initial Invested Amount                                           $726,450,000
    Certificate Rate                                                  One Month LIBOR + 0.37%
    Controlled Amortization Amount                                    $60,537,500
    Commencement of Controlled Amortization Period                    November 1, 2000
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial Collateral Invested Amount                                $87,000,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       November 15, 2001
    Scheduled Series Termination Date                                 August 15, 2003
    Series Issuance Date                                              June 9, 1994

2. Class B Certificates
    Initial Invested Amount                                           $56,550,000
    Certificate Rate                                                  One Month LIBOR + 0.58%
    Controlled Amortization Amount                                    $56,550,000
    Annual Servicing Fee Percentage                                   Same as above for Class A Certificates
    Initial Collateral Invested Amount                                Same as above for Class A Certificates
    Expected Final Payment Date                                       Same as above for Class A Certificates
    Scheduled Series Termination Date                                 Same as above for Class A Certificates
    Series Issuance Date                                              Same as above for Class A Certificates

Series 1994-6

1. Class A Certificates
    Initial Invested Amount                                           $750,000,000
    Certificate Rate                                                  One Month LIBOR + 0.35%
    Controlled Amortization Amount                                    $62,500,000
    Commencement of Controlled Amortization Period                    January 1, 2001
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial Collateral Invested Amount                                $89,820,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       January 15, 2002
    Scheduled Series Termination Date                                 October 15, 2003
    Series Issuance Date                                              August 24, 1994

2. Class B Certificates
    Initial Invested Amount                                           $58,380,000
    Certificate Rate                                                  One Month LIBOR + 0.58%
    Controlled Amortization Amount                                    $58,380,000
    Annual Servicing Fee Percentage                                   Same as above for Class A Certificates
    Initial Collateral Invested Amount                                Same as above for Class A Certificates
    Expected Final Payment Date                                       Same as above for Class A Certificates
    Scheduled Series Termination Date                                 Same as above for Class A Certificates
    Series Issuance Date                                              Same as above for Class A Certificates

Series 1994-8

1. Class A Certificates
    Initial Invested Amount                                           $500,000,000
    Certificate Rate                                                  Three Month LIBOR + 0.24%
    Controlled Accumulation Amount
    (subject to adjustment)                                           $41,666,667
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           October 31, 2000
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial Collateral Invested Amount                                $63,253,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       November 15, 2001
    Scheduled Series Termination Date                                 June 15, 2004
    Series Issuance Date                                              November 8, 1994

2. Class B Certificates
    Initial Invested Amount                                           $39,157,000
    Certificate Rate                                                  Three Month LIBOR + 0.45%
    Annual Servicing Fee Percentage                                   Same as above for Class A Certificates
    Initial Collateral Invested Amount                                Same as above for Class A Certificates
    Expected Final Payment Date                                       Same as above for Class A Certificates
    Scheduled Series Termination Date                                 Same as above for Class A Certificates
    Series Issuance Date                                              Same as above for Class A Certificates

Series 1995-2

1. Class A Certificates
    Initial Invested Amount                                           $660,000,000
    Certificate Rate                                                  One Month LIBOR + 0.24%
    Controlled Accumulation Amount
    (subject to adjustment)                                           $55,000,000
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           February 28, 2001
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial Collateral Invested Amount                                $83,500,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       March 15, 2002
    Scheduled Series Termination Date                                 October 15, 2004
    Series Issuance Date                                              March 1, 1995

2. Class B Certificates
    Initial Invested Amount                                           $51,700,000
    Certificate Rate                                                  One Month LIBOR + 0.425%
    Annual Servicing Fee Percentage                                   Same as above for Class A Certificates
    Initial Collateral Invested Amount                                Same as above for Class A Certificates
    Expected Final Payment Date                                       Same as above for Class A Certificates
    Scheduled Series Termination Date                                 Same as above for Class A Certificates
    Series Issuance Date                                              Same as above for Class A Certificates

Series 1996-2

1. Class A Certificates
    Initial Invested Amount                                           $600,000,000
    Certificate Rate                                                  One Month LIBOR + 0.18%
    Controlled Accumulation Amount
    (subject to adjustment)                                           $60,250,000
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           May 31, 2002
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial CIA Certificate Amount                                    $68,700,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       June 10, 2003
    Scheduled Series Termination Date                                 February 10, 2006
    Series Issuance Date                                              June 4, 1996

2. Class B Certificates
    Initial Invested Amount                                           $54,300,000
    Certificate Rate                                                  One Month LIBOR + 0.33%
    Controlled Accumulation Amount
    (subject to adjustment)                                           Same as above for Class A Certificates
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           Same as above for Class A Certificates
    Annual Servicing Fee Percentage                                   Same as above for Class A Certificates
    Initial CIA Certificate Amount                                    Same as above for Class A Certificates
    Expected Final Payment Date                                       Same as above for Class A Certificates
    Scheduled Series Termination Date                                 Same as above for Class A Certificates
    Series Issuance Date                                              Same as above for Class A Certificates

Series 1996-4

1. Class A Certificates
    Initial Invested Amount                                           $500,000,000
    Certificate Rate                                                  One Month LIBOR + 0.19%
    Controlled Accumulation Amount
    (subject to adjustment)                                           $50,200,834
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           July 31, 2005
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial CIA Certificate Amount                                    $57,230,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       August 10, 2006
    Scheduled Series Termination Date                                 April 10, 2009
    Series Issuance Date                                              August 6, 1996

2. Class B Certificates
    Initial Invested Amount                                           $45,180,000
    Certificate Rate                                                  One Month LIBOR + 0.37%
    Controlled Accumulation Amount
    (subject to adjustment)                                           Same as above for Class A Certificates
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           Same as above for Class A Certificates
    Annual Servicing Fee Percentage                                   Same as above for Class A Certificates
    Initial CIA Certificate Amount                                    Same as above for Class A Certificates
    Expected Final Payment Date                                       Same as above for Class A Certificates
    Scheduled Series Termination Date                                 Same as above for Class A Certificates
    Series Issuance Date                                              Same as above for Class A Certificates

Series 1996-6

1. Class A Certificates
    Initial Invested Amount                                           $862,650,000
    Certificate Rate                                                  One Month LIBOR + 0.14%
    Controlled Accumulation Amount
    (subject to adjustment)                                           $86,616,667
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           October 31, 2002
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial CIA Certificate Amount                                    $98,750,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       November 10, 2003
    Scheduled Series Termination Date                                 July 10, 2006
    Series Issuance Date                                              November 13, 1996

2. Class B Certificates
    Initial Invested Amount                                           $78,000,000
    Certificate Rate                                                  One Month LIBOR + 0.35%
    Controlled Accumulation Amount
    (subject to adjustment)                                           Same as above for Class A Certificates
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           Same as above for Class A Certificates
    Annual Servicing Fee Percentage                                   Same as above for Class A Certificates
    Initial CIA Certificate Amount                                    Same as above for Class A Certificates
    Expected Final Payment Date                                       Same as above for Class A Certificates
    Scheduled Series Termination Date                                 Same as above for Class A Certificates
    Series Issuance Date                                              Same as above for Class A Certificates

Series 1996-7

1. Class A Certificates
    Initial Invested Amount                                           $483,060,000
    Certificate Rate                                                  One Month LIBOR + 0.095%
    Controlled Accumulation Amount
    (subject to adjustment)                                           $48,500,000
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           January 1, 2000
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial CIA Certificate Amount                                    $55,290,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       February 10, 2000
    Scheduled Series Termination Date                                 October 10, 2002
    Series Issuance Date                                              December 11, 1996

2. Class B Certificates
    Initial Invested Amount                                           $43,650,000
    Certificate Rate                                                  One Month LIBOR + 0.29%
    Controlled Accumulation Amount
    (subject to adjustment)                                           Same as above for Class A Certificates
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           Same as above for Class A Certificates
    Annual Servicing Fee Percentage                                   Same as above for Class A Certificates
    Initial CIA Certificate Amount                                    Same as above for Class A Certificates
    Expected Final Payment Date                                       Same as above for Class A Certificates
    Scheduled Series Termination Date                                 Same as above for Class A Certificates
    Series Issuance Date                                              Same as above for Class A Certificates

Series 1996-8

1. Class A Certificates
    Initial Invested Amount                                           $400,000,000
    Certificate Rate                                                  One Month LIBOR + 0.12%
    Controlled Accumulation Amount
    (subject to adjustment)                                           $40,166,667
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           December 31, 2002
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial CIA Certificate Amount                                    $45,800,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       January 10, 2004
    Scheduled Series Termination Date                                 September 10, 2006
    Series Issuance Date                                              December 11, 1996

2. Class B Certificates
    Initial Invested Amount                                           $36,200,000
    Certificate Rate                                                  One Month LIBOR + 0.34%
    Controlled Accumulation Amount
    (subject to adjustment)                                           Same as above for Class A Certificates
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           Same as above for Class A Certificates
    Annual Servicing Fee Percentage                                   Same as above for Class A Certificates
    Initial CIA Certificate Amount                                    Same as above for Class A Certificates
    Expected Final Payment Date                                       Same as above for Class A Certificates
    Scheduled Series Termination Date                                 Same as above for Class A Certificates
    Series Issuance Date                                              Same as above for Class A Certificates

Series 1997-1

1. Class A Certificates
    Initial Invested Amount                                           $750,000,000
    Certificate Rate                                                  One Month LIBOR + 0.10%
    Controlled Accumulation Amount
    (subject to adjustment)                                           $75,301,250
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           January 31, 2003
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial CIA Certificate Amount                                    $85,845,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       February 17, 2004
    Scheduled Series Termination Date                                 October 17, 2006
    Series Issuance Date                                              February 4, 1997

2. Class B Certificates
    Initial Invested Amount                                           $67,770,000
    Certificate Rate                                                  One Month LIBOR + 0.31%
    Controlled Accumulation Amount
    (subject to adjustment)                                           Same as above for Class A Certificates
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           Same as above for Class A Certificates
    Annual Servicing Fee Percentage                                   Same as above for Class A Certificates
    Initial CIA Certificate Amount                                    Same as above for Class A Certificates
    Expected Final Payment Date                                       Same as above for Class A Certificates
    Scheduled Series Termination Date                                 Same as above for Class A Certificates
    Series Issuance Date                                              Same as above for Class A Certificates

Series 1997-2

1. Class A Certificates
    Initial Invested Amount                                           $500,000,000
    Certificate Rate                                                  One Month LIBOR + 0.13%
    Controlled Accumulation Amount
    (subject to adjustment)                                           $50,200,834
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           April 30, 2003
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial CIA Certificate Amount                                    $57,230,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       May 17, 2004
    Scheduled Series Termination Date                                 January 17, 2007
    Series Issuance Date                                              May 8, 1997

2. Class B Certificates
    Initial Invested Amount                                           $45,180,000
    Certificate Rate                                                  One Month LIBOR + 0.33%
    Controlled Accumulation Amount
    (subject to adjustment)                                           Same as above for Class A Certificates
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           Same as above for Class A Certificates
    Annual Servicing Fee Percentage                                   Same as above for Class A Certificates
    Initial CIA Certificate Amount                                    Same as above for Class A Certificates
    Expected Final Payment Date                                       Same as above for Class A Certificates
    Scheduled Series Termination Date                                 Same as above for Class A Certificates
    Series Issuance Date                                              Same as above for Class A Certificates

Series 1997-3

1. Class A Certificates
    Initial Invested Amount                                           $500,000,000
    Certificate Rate                                                  One Month LIBOR + 0.11%
    Controlled Accumulation Amount
    (subject to adjustment)                                           $50,200,834
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           May 31, 2001
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial CIA Certificate Amount                                    $57,230,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       June 17, 2002
    Scheduled Series Termination Date                                 February 17, 2005
    Series Issuance Date                                              June 10, 1997

2. Class B Certificates
    Initial Invested Amount                                           $45,180,000
    Certificate Rate                                                  One Month LIBOR + 0.29%
    Controlled Accumulation Amount
    (subject to adjustment)                                           Same as above for Class A Certificates
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           Same as above for Class A Certificates
    Annual Servicing Fee Percentage                                   Same as above for Class A Certificates
    Initial CIA Certificate Amount                                    Same as above for Class A Certificates
    Expected Final Payment Date                                       Same as above for Class A Certificates
    Scheduled Series Termination Date                                 Same as above for Class A Certificates
    Series Issuance Date                                              Same as above for Class A Certificates

Series 1997-4

1. Class A Certificates
    Initial Invested Amount                                           $500,000,000
    Certificate Rate                                                  One Month LIBOR + 0.21%
    Controlled Accumulation Amount
    (subject to adjustment)                                           $50,200,834
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           May 31, 2006
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial CIA Certificate Amount                                    $57,230,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       June 17, 2007
    Scheduled Series Termination Date                                 February 17, 2010
    Series Issuance Date                                              June 10, 1997
2. Class B Certificates
    Initial Invested Amount                                           $45,180,000
    Certificate Rate                                                  One Month LIBOR + 0.41%
    Controlled Accumulation Amount
    (subject to adjustment)                                           Same as above for Class A Certificates
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           Same as above for Class A Certificates
    Annual Servicing Fee Percentage                                   Same as above for Class A Certificates
    Initial CIA Certificate Amount                                    Same as above for Class A Certificates
    Expected Final Payment Date                                       Same as above for Class A Certificates
    Scheduled Series Termination Date                                 Same as above for Class A Certificates
    Series Issuance Date                                              Same as above for Class A Certificates

Series 1997-5

1. Class A Certificates
    Initial Invested Amount                                           $650,000,000
    Certificate Rate                                                  One Month LIBOR + 0.14%
    Controlled Accumulation Amount
    (subject to adjustment)                                           $65,260,834
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           July 31, 2003
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial CIA Certificate Amount                                    $74,395,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       August 17, 2004
    Scheduled Series Termination Date                                 April 17, 2007
    Series Issuance Date                                              August 7, 1997

2. Class B Certificates
    Initial Invested Amount                                           $58,735,000
    Certificate Rate                                                  One Month LIBOR + 0.33%
    Controlled Accumulation Amount
    (subject to adjustment)                                           Same as above for Class A Certificates
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           Same as above for Class A Certificates
    Annual Servicing Fee Percentage                                   Same as above for Class A Certificates
    Initial CIA Certificate Amount                                    Same as above for Class A Certificates
    Expected Final Payment Date                                       Same as above for Class A Certificates
    Scheduled Series Termination Date                                 Same as above for Class A Certificates
    Series Issuance Date                                              Same as above for Class A Certificates

Series 1997-6

1. Class A Certificates
    Initial Invested Amount                                           $1,300,000,000
    Certificate Rate                                                  6.42%
    Controlled Accumulation Amount
    (subject to adjustment)                                           $130,521,667
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           June 30, 2001
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial CIA Certificate Amount                                    $148,790,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       July 17, 2002
    Scheduled Series Termination Date                                 March 17, 2005
    Series Issuance Date                                              September 9, 1997

2. Class B Certificates
    Initial Invested Amount                                           $117,470,000
    Certificate Rate                                                  6.58%
    Controlled Accumulation Amount
    (subject to adjustment)                                           Same as above for Class A Certificates
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           Same as above for Class A Certificates
    Annual Servicing Fee Percentage                                   Same as above for Class A Certificates
    Initial CIA Certificate Amount                                    Same as above for Class A Certificates
    Expected Final Payment Date                                       Same as above for Class A Certificates
    Scheduled Series Termination Date                                 Same as above for Class A Certificates
    Series Issuance Date                                              Same as above for Class A Certificates

Series 1997-7

1. Class A Certificates
    Initial Invested Amount                                           $500,000,000
    Certificate Rate                                                  One Month LIBOR + 0.098%
    Controlled Accumulation Amount
    (subject to adjustment)                                           $50,200,834
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           August 31, 2003
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial CIA Certificate Amount                                    $57,230,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       September 17, 2004
    Scheduled Series Termination Date                                 May 17, 2007
    Series Issuance Date                                              September 9, 1997

2. Class B Certificates
    Initial Invested Amount                                           $45,180,000
    Certificate Rate                                                  One Month LIBOR + 0.30%
    Controlled Accumulation Amount
    (subject to adjustment)                                           Same as above for Class A Certificates
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           Same as above for Class A Certificates
    Annual Servicing Fee Percentage                                   Same as above for Class A Certificates
    Initial CIA Certificate Amount                                    Same as above for Class A Certificates
    Expected Final Payment Date                                       Same as above for Class A Certificates
    Scheduled Series Termination Date                                 Same as above for Class A Certificates
    Series Issuance Date                                              Same as above for Class A Certificates

Series 1997-8

1. Class A Certificates
    Initial Invested Amount                                           $780,000,000
    Certificate Rate                                                  One Month LIBOR + 0.15%
    Controlled Accumulation Amount
    (subject to adjustment)                                           $78,313,334
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           August 31, 2006
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial CIA Certificate Amount                                    $89,278,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       September 17, 2007
    Scheduled Series Termination Date                                 March 17, 2010
    Series Issuance Date                                              September 23, 1997

2. Class B Certificates
    Initial Invested Amount                                           $70,482,000
    Certificate Rate                                                  One Month LIBOR + 0.36%
    Controlled Accumulation Amount
    (subject to adjustment)                                           Same as above for Class A Certificates
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           Same as above for Class A Certificates
    Annual Servicing Fee Percentage                                   Same as above for Class A Certificates
    Initial CIA Certificate Amount                                    Same as above for Class A Certificates
    Expected Final Payment Date                                       Same as above for Class A Certificates
    Scheduled Series Termination Date                                 Same as above for Class A Certificates
    Series Issuance Date                                              Same as above for Class A Certificates

Series 1997-9

1. Class A Certificates
    Initial Invested Amount                                           $500,000,000
    Certificate Rate                                                  One Month LIBOR + 0.06%
    Controlled Accumulation Amount
    (subject to adjustment)                                           $50,200,834
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           September 30, 2003
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial CIA Certificate Amount                                    $57,230,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       October 17, 2004
    Scheduled Series Termination Date                                 June 17, 2007
    Series Issuance Date                                              October 9, 1997

2. Class B Certificates
    Initial Invested Amount                                           $45,180,000
    Certificate Rate                                                  One Month LIBOR + 0.33%
    Controlled Accumulation Amount
    (subject to adjustment)                                           Same as above for Class A Certificates
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           Same as above for Class A Certificates
    Annual Servicing Fee Percentage                                   Same as above for Class A Certificates
    Initial CIA Certificate Amount                                    Same as above for Class A Certificates
    Expected Final Payment Date                                       Same as above for Class A Certificates
    Scheduled Series Termination Date                                 Same as above for Class A Certificates
    Series Issuance Date                                              Same as above for Class A Certificates

Series 1997-10

1. Class A Certificates
    Initial Invested Amount                                           $700,000,000
    Certificate Rate                                                  One Month LIBOR + 0.09%
    Controlled Accumulation Amount
    (subject to adjustment)                                           $70,281,167
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           December 31, 1999
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial CIA Certificates Amount                                   $80,121,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       January 17, 2001
    Scheduled Series Termination Date                                 September 17, 2003
    Series Issuance Date                                              December 23, 1997

2. Class B Certificates
    Initial Invested Amount                                           $63,253,000
    Certificate Rate                                                  One Month LIBOR + 0.27%
    Controlled Accumulation Amount
    (subject to adjustment)                                           Same as above for Class A Certificates
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           Same as above for Class A Certificates
    Annual Servicing Fee Percentage                                   Same as above for Class A Certificates
    Initial CIA Certificate Amount                                    Same as above for Class A Certificates
    Expected Final Payment Date                                       Same as above for Class A Certificates
    Scheduled Series Termination Date                                 Same as above for Class A Certificates
    Series Issuance Date                                              Same as above for Class A Certificates

Series 1998-1

1. Class A Certificates
    Initial Invested Amount                                           $700,000,000
    Certificate Rate                                                  One Month LIBOR + 0.08%
    Controlled Accumulation Amount
    (subject to adjustment)                                           $70,281,167
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           April 30, 2002
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial Excess Collateral Amount                                  $80,121,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       May 18, 2003
    Scheduled Series Termination Date                                 January 18, 2006
    Series Issuance Date                                              May 21, 1998

2. Class B Certificates
    Initial Invested Amount                                           $63,253,000
    Certificate Rate                                                  One Month LIBOR + 0.25%
    Controlled Accumulation Amount
    (subject to adjustment)                                           Same as above for Class A Certificates
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           Same as above for Class A Certificates
    Annual Servicing Fee Percentage                                   Same as above for Class A Certificates
    Initial Excess Collateral Amount                                  Same as above for Class A Certificates
    Expected Final Payment Date                                       Same as above for Class A Certificates
    Scheduled Series Termination Date                                 Same as above for Class A Certificates
    Series Issuance Date                                              Same as above for Class A Certificates

Series 1998-2

1. Class A Certificates
    Initial Invested Amount                                           $579,000,000
    Certificate Rate                                                  One Month LIBOR - 0.125%
    Controlled Accumulation Amount
    (subject to adjustment)                                           $58,132,667
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           May 31, 2007
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial Excess Collateral Amount                                  $66,272,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       June 18, 2008
    Scheduled Series Termination Date                                 February 18, 2011
    Series Issuance Date                                              May 21, 1998

2. Class B Certificates
    Initial Invested Amount                                           $52,320,000
    Certificate Rate                                                  One Month LIBOR - 0.125%
    Controlled Accumulation Amount
    (subject to adjustment)                                           Same as above for Class A Certificates
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           Same as above for Class A Certificates
    Annual Servicing Fee Percentage                                   Same as above for Class A Certificates
    Initial Excess Collateral Amount                                  Same as above for Class A Certificates
    Expected Final Payment Date                                       Same as above for Class A Certificates
    Scheduled Series Termination Date                                 Same as above for Class A Certificates
    Series Issuance Date                                              Same as above for Class A Certificates

Series 1998-3

1. Class A Certificates
    Initial Invested Amount                                           $800,000,000
    Certificate Rate                                                  One Month LIBOR + 0.06%
    Controlled Accumulation Amount
    (subject to adjustment)                                           $80,321,334
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           May 31, 2000
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial Excess Collateral Amount                                  $91,567,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       June 18, 2001
    Scheduled Series Termination Date                                 February 18, 2004
    Series Issuance Date                                              June 25, 1998

2. Class B Certificates
    Initial Invested Amount                                           $72,289,000
    Certificate Rate                                                  One Month LIBOR + 0.22%
    Controlled Accumulation Amount
    (subject to adjustment)                                           Same as above for Class A Certificates
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           Same as above for Class A Certificates
    Annual Servicing Fee Percentage                                   Same as above for Class A Certificates
    Initial Excess Collateral Amount                                  Same as above for Class A Certificates
    Expected Final Payment Date                                       Same as above for Class A Certificates
    Scheduled Series Termination Date                                 Same as above for Class A Certificates
    Series Issuance Date                                              Same as above for Class A Certificates

Series 1998-4

1. Class A Certificates
    Initial Invested Amount                                           $700,000,000
    Certificate Rate                                                  One Month LIBOR + 0.12%
    Controlled Accumulation Amount
    (subject to adjustment)                                           $70,281,167
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           June 30, 2004
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial Excess Collateral Amount                                  $80,121,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       July 18, 2005
    Scheduled Series Termination Date                                 March 18, 2008
    Series Issuance Date                                              July 22, 1998

2. Class B Certificates
    Initial Invested Amount                                           $63,253,000
    Certificate Rate                                                  One Month LIBOR + 0.30%
    Controlled Accumulation Amount
    (subject to adjustment)                                           Same as above for Class A Certificates
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           Same as above for Class A Certificates
    Annual Servicing Fee Percentage                                   Same as above for Class A Certificates
    Initial Excess Collateral Amount                                  Same as above for Class A Certificates
    Expected Final Payment Date                                       Same as above for Class A Certificates
    Scheduled Series Termination Date                                 Same as above for Class A Certificates
    Series Issuance Date                                              Same as above for Class A Certificates

Series 1998-5

1. Class A Certificates
    Initial Invested Amount                                           $650,000,000
    Certificate Rate                                                  One Month LIBOR + 0.10%
    Controlled Accumulation Amount
    (subject to adjustment)                                           $65,260,834
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           July 31, 2002
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial Excess Collateral Amount                                  $74,395,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       August 18, 2003
    Scheduled Series Termination Date                                 April 18, 2006
    Series Issuance Date                                              August 27, 1998

2. Class B Certificates
    Initial Invested Amount                                           $58,735,000
    Certificate Rate                                                  One Month LIBOR + 0.28%
    Controlled Accumulation Amount
    (subject to adjustment)                                           Same as above for Class A Certificates
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           Same as above for Class A Certificates
    Annual Servicing Fee Percentage                                   Same as above for Class A Certificates
    Initial Excess Collateral Amount                                  Same as above for Class A Certificates
    Expected Final Payment Date                                       Same as above for Class A Certificates
    Scheduled Series Termination Date                                 Same as above for Class A Certificates
    Series Issuance Date                                              Same as above for Class A Certificates

Series 1998-6

1. Class A Certificates
    Initial Invested Amount                                           $800,000,000
    Certificate Rate                                                  One Month LIBOR + 0.16%
    Controlled Accumulation Amount
    (subject to adjustment)                                           $80,321,334
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           July 31, 2007
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial Excess Collateral Amount                                  $91,567,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       August 18, 2008
    Scheduled Series Termination Date                                 April 18, 2011
    Series Issuance Date                                              August 27, 1998

2. Class B Certificates
    Initial Invested Amount                                           $72,289,000
    Certificate Rate                                                  One Month LIBOR + 0.36%
    Controlled Accumulation Amount
    (subject to adjustment)                                           Same as above for Class A Certificates
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           Same as above for Class A Certificates
    Annual Servicing Fee Percentage                                   Same as above for Class A Certificates
    Initial Excess Collateral Amount                                  Same as above for Class A Certificates
    Expected Final Payment Date                                       Same as above for Class A Certificates
    Scheduled Series Termination Date                                 Same as above for Class A Certificates
    Series Issuance Date                                              Same as above for Class A Certificates

Series 1998-7

1. Class A Certificates
    Initial Invested Amount                                           $750,000,000
    Certificate Rate                                                  One Month LIBOR + 0.10%
    Controlled Accumulation Amount
    (subject to adjustment)                                           $75,301,250
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           July 31, 2000
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial Excess Collateral Amount                                  $85,845,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       August 18, 2001
    Scheduled Series Termination Date                                 April 18, 2004
    Series Issuance Date                                              September 17, 1998

2. Class B Certificates
    Initial Invested Amount                                           $67,770,000
    Certificate Rate                                                  One Month LIBOR + 0.30%
    Controlled Accumulation Amount
    (subject to adjustment)                                           Same as above for Class A Certificates
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           Same as above for Class A Certificates
    Annual Servicing Fee Percentage                                   Same as above for Class A Certificates
    Initial Excess Collateral Amount                                  Same as above for Class A Certificates
    Expected Final Payment Date                                       Same as above for Class A Certificates
    Scheduled Series Termination Date                                 Same as above for Class A Certificates
    Series Issuance Date                                              Same as above for Class A Certificates

Series 1998-8

1. Class A Certificates
    Initial Invested Amount                                           $500,000,000
    Certificate Rate                                                  One Month LIBOR + 0.15%
    Controlled Accumulation Amount
    (subject to adjustment)                                           $50,200,833
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           August 31, 2004
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial Excess Collateral Amount                                  $57,230,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       September 19, 2005
    Scheduled Series Termination Date                                 May 19, 2008
    Series Issuance Date                                              September 17, 1998

2. Class B Certificates
    Initial Invested Amount                                           $45,180,000
    Certificate Rate                                                  One Month LIBOR + 0.41%
    Controlled Accumulation Amount
    (subject to adjustment)                                           Same as above for Class A Certificates
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           Same as above for Class A Certificates
    Annual Servicing Fee Percentage                                   Same as above for Class A Certificates
    Initial Excess Collateral Amount                                  Same as above for Class A Certificates
    Expected Final Payment Date                                       Same as above for Class A Certificates
    Scheduled Series Termination Date                                 Same as above for Class A Certificates
    Series Issuance Date                                              Same as above for Class A Certificates

Series 1998-9

1. Class A Certificates Initial Invested Amount                       $650,000,000
    Certificate Rate                                                  5.28%
    Controlled Accumulation Amount
    (subject to adjustment)                                           $62,260,584
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           December 31, 2002
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial Excess Collateral Amount                                  $52,299,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       January 20, 2004
    Scheduled Series Termination Date                                 September 18, 2006
    Series Issuance Date                                              December 22, 1998

2. Class B Certificates
    Initial Invested Amount                                           $44,828,000
    Certificate Rate                                                  5.55%
    Controlled Accumulation Amount
    (subject to adjustment)                                           Same as above for Class A Certificates
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           Same as above for Class A Certificates
    Annual Servicing Fee Percentage                                   Same as above for Class A Certificates
    Initial Excess Collateral Amount                                  Same as above for Class A Certificates
    Expected Final Payment Date                                       Same as above for Class A Certificates
    Scheduled Series Termination Date                                 Same as above for Class A Certificates
    Series Issuance Date                                              Same as above for Class A Certificates

Series 1999-1

1. Class A Certificates
    Initial Invested Amount                                           $1,000,000,000
    Certificate Rate                                                  One Month LIBOR + 0.15%
    Controlled Accumulation Amount
    (subject to adjustment)                                           $100,401,584
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           January 31, 2003
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial Excess Collateral Amount                                  $114,458,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       February 19, 2004
    Scheduled Series Termination Date                                 October 19, 2006
    Series Issuance Date                                              February 24, 1999

2. Class B Certificates
    Initial Invested Amount                                           $90,361,000
    Certificate Rate                                                  One Month LIBOR + 0.40%
    Controlled Accumulation Amount
    (subject to adjustment)                                           Same as above for Class A Certificates
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           Same as above for Class A Certificates
    Annual Servicing Fee Percentage                                   Same as above for Class A Certificates
    Initial Excess Collateral Amount                                  Same as above for Class A Certificates
    Expected Final Payment Date                                       Same as above for Class A Certificates
    Scheduled Series Termination Date                                 Same as above for Class A Certificates
    Series Issuance Date                                              Same as above for Class A Certificates

Series 1999-2

1. Class A Certificates
    Initial Invested Amount                                           $500,000,000
    Certificate Rate                                                  One Month LIBOR + 0.19%
    Controlled Accumulation Amount
    (subject to adjustment)                                           $50,200,834
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           January 31, 2005
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial Excess Collateral Amount                                  $57,230,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       February 21, 2006
    Scheduled Series Termination Date                                 October 20, 2008
    Series Issuance Date                                              February 24, 1999

2. Class B Certificates
    Initial Invested Amount                                           $45,180,000
    Certificate Rate                                                  One Month LIBOR + 0.44%
    Controlled Accumulation Amount
    (subject to adjustment)                                           Same as above for Class A Certificates
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           Same as above for Class A Certificates
    Annual Servicing Fee Percentage                                   Same as above for Class A Certificates
    Initial Excess Collateral Amount                                  Same as above for Class A Certificates
    Expected Final Payment Date                                       Same as above for Class A Certificates
    Scheduled Series Termination Date                                 Same as above for Class A Certificates
    Series Issuance Date                                              Same as above for Class A Certificates

Series 1999-3

1. Class A Certificates
    Initial Invested Amount                                           $700,000,000
    Certificate Rate                                                  One Month LIBOR + 0.15%
    Controlled Accumulation Amount
    (subject to adjustment)                                           $69,444,500
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           March 31, 2003
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial Excess Collateral Amount                                  $79,167,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       April 19, 2004
    Scheduled Series Termination Date                                 December 19, 2006
    Series Issuance Date                                              May 4, 1999

2. Class B Certificates
    Initial Invested Amount                                           $54,167,000
    Certificate Rate                                                  One Month LIBOR + 0.36%
    Controlled Accumulation Amount
    (subject to adjustment)                                           Same as above for Class A Certificates
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           Same as above for Class A Certificates
    Annual Servicing Fee Percentage                                   Same as above for Class A Certificates
    Initial Excess Collateral Amount                                  Same as above for Class A Certificates
    Expected Final Payment Date                                       Same as above for Class A Certificates
    Scheduled Series Termination Date                                 Same as above for Class A Certificates
    Series Issuance Date                                              Same as above for Class A Certificates

Series 1999-4

1. Class A Certificates
    Initial Invested Amount                                           $500,000,000
    Certificate Rate                                                  One Month LIBOR + 0.09%
    Controlled Accumulation Amount
    (subject to adjustment)                                           $49,603,250
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           May 1, 2001
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial Excess Collateral Amount                                  $56,548,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       May 20, 2000
    Scheduled Series Termination Date                                 January 19, 2005
    Series Issuance Date                                              May 26, 1999

2. Class B Certificates
    Initial Invested Amount                                           $38,691,000
    Certificate Rate                                                  One Month LIBOR + 0.30%
    Controlled Accumulation Amount
    (subject to adjustment)                                           Same as above for Class A Certificates
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           Same as above for Class A Certificates
    Annual Servicing Fee Percentage                                   Same as above for Class A Certificates
    Initial Excess Collateral Amount                                  Same as above for Class A Certificates
    Expected Final Payment Date                                       Same as above for Class A Certificates
    Scheduled Series Termination Date                                 Same as above for Class A Certificates
    Series Issuance Date                                              Same as above for Class A Certificates

Series 1999-A

    Initial Invested Amount                                           $450,000,000
    Invested Amount as of _______, 2001                               $___________
    Maximum Permitted Invested Amount                                 $750,000,000
    Certificate Rate                                                  Commercial Paper Index
    Commencement of Amortization Period                               June 2002
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Scheduled Series Termination Date                                 January 2005
    Series Issuance Date                                              June 28, 1999

Series 1999-B

    Initial Invested Amount                                           $550,000,000
    Invested Amount as of _______, 2001                               $____________
    Maximum Permitted Invested Amount                                 $550,000,000
    Certificate Rate                                                  Commercial Paper Index
    Commencement of Amortization Period                               June 2002
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Scheduled Series Termination Date                                 January 2005
    Series Issuance Date                                              June 28, 1999

Series 2001-1

1.  Class A Certificates
    Initial Invested Amount                                           $750,000,000
    Certificate Rate                                                  One Month LIBOR + 0.15%
    Controlled Accumulation Amount
    (subject to adjustment)                                           $74,404,833.34
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           December 31, 2004
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial Excess Collateral Amount                                  $84,822,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       January 19, 2006
    Scheduled Series Termination Date                                 September 19, 2008
    Series Issuance Date                                              January 30, 2001

2.  Class B Certificates
    Initial Invested Amount                                           $58,036,000
    Certificate Rate                                                  One Month LIBOR + 0.45%
    Controlled Accumulation Amount (subject to
    adjustment)                                                       Same as above for Class A Certificates
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           Same as above for Class A Certificates
    Annual Servicing Fee Percentage                                   Same as above for Class A Certificates
    Initial Excess Collateral Amount                                  Same as above for Class A Certificates
    Expected Final Payment Date                                       Same as above for Class A Certificates
    Scheduled Series Termination Date                                 Same as above for Class A Certificates
    Series Issuance Date                                              Same as above for Class A Certificates

Series 2001-2

1.  Class A Certificates
    Initial Invested Amount                                           $1,250,000,000
    Certificate Rate                                                  One Month LIBOR + .09%
    Controlled Accumulation Amount (subject to
    adjustment)                                                       $124,008,083.34
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           February 28, 2003
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial Excess Collateral Amount                                  $141,370,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       March 19, 2004
    Scheduled Series Termination Date                                 November 20, 2006
    Series Issuance Date                                              March 19, 2001

Series 2001-3

1.  Class A Certificates
    Initial Invested Amount                                           $630,000,000
    Certificate Rate                                                  One Month LIBOR + 0.14%
    Controlled Accumulation Amount (subject to
    adjustment)                                                       $62,500,000
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           February 28, 2005
    Annual Servicing Fee Percentage                                   1.5%, subject to increase to 2.0%
    Initial Excess Collateral Amount                                  $71,250,000
    Other Enhancement                                                 Subordination of Class B Certificates
    Expected Final Payment Date                                       March 20, 2006
    Scheduled Series Termination Date                                 November 19, 2008
    Series Issuance Date                                              March 29, 2001

2.  Class B Certificates
    Initial Invested Amount                                           $48,750,000
    Certificate Rate                                                  One Month LIBOR + 0.41%
    Controlled Accumulation Amount (subject to
    adjustment)                                                       Same as above for Class A Certificates
    Commencement of Controlled Accumulation Period
    (subject to adjustment)                                           Same as above for Class A Certificates
    Annual Servicing Fee Percentage                                   Same as above for Class A Certificates
    Initial Excess Collateral Amount                                  Same as above for Class A Certificates
    Expected Final Payment Date                                       Same as above for Class A Certificates
    Scheduled Series Termination Date                                 Same as above for Class A Certificates
    Series Issuance Date                                              Same as above for Class A Certificates



                                                                   ANNEX II

       Global Clearance, Settlement and Tax Documentation Procedures

         Except in certain limited circumstances, the globally offered First USA Credit Card Master Trust Asset Backed Certificates, Series 2001-__, Class A and Class B (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through any of The Depository Trust Company ("DTC"), Clearstream or Euroclear. The Global Securities will be tradeable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

         Secondary market trading between investors holding Global Securities through Clearstream and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

         Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations and prior First USA Credit Card Master Trust issues.

         Secondary cross-market trading between Clearstream Customers or Euroclear Participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositaries of Clearstream and Euroclear (in such capacity) and as Clearstream Customers or Euroclear Participants.

         Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

         Initial Settlement. All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect participants. As a result, Clearstream and Euroclear will hold positions on behalf of their customers and participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC Participants.

         Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to U.S. corporate debt obligations and prior First USA Credit Card Master Trust issues. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors electing to hold their Global Securities through Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

         Secondary Market Trading. Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior First USA Credit Card Master Trust issues in same-day funds.

         Trading between Clearstream Customers and/or Euroclear
Participants. Secondary market trading between Clearstream Customers or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

         Trading between DTC seller and Clearstream or Euroclear purchaser. When Global Securities are to be transferred from the account of a DTC Participant to the accounts of a Clearstream Customer or a Euroclear Participant, the purchaser will send instructions to Clearstream or Euroclear through a Clearstream Customer or Euroclear Participant at least one business day prior to settlement. Clearstream or Euroclear, as the case may be, will instruct their respective Depositaries to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of actual days elapsed and a 360 day year. Payment will then be made by the respective Depositary to the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream Customer's or Euroclear Participant's account. The Global Securities credit will appear the next day (European time) and the cash debit will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream or Euroclear cash debit will be valued instead as of the actual settlement date.

         Clearstream Customers and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the Global Securities are credited to their accounts one day later.

         As an alternative, if Clearstream or Euroclear has extended a line of credit to them, Clearstream Customers or Euroclear Participants can elect not to pre-position funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream Customers or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Clearstream Customer's or Euroclear Participant's particular cost of funds.

         Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective Depositary for the benefit of Clearstream Customers or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

         Trading between Clearstream or Euroclear seller and DTC purchaser. Due to time zone differences in their favor, Clearstream Customers and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Clearstream or Euroclear through a Clearstream Customer or Euroclear Participant at least one business day prior to settlement. In these cases, Clearstream or Euroclear will instruct their respective Depositary, as appropriate, to deliver the bonds to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date on the basis of actual days elapsed and a 360 day year. The payment will then be reflected in the account of the Clearstream Customer or Euroclear Participant the following day, and receipt of the cash proceeds in the Clearstream Customer's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Clearstream Customer or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debit in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft charges incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream Customer's or Euroclear Participant's account would instead be valued as of the actual settlement date.

         Finally, day traders that use Clearstream or Euroclear and that purchase Global Securities from DTC Participants for delivery to Clearstream Customers or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

                  (a) borrowing through Clearstream or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream or Euroclear accounts) in accordance with the clearing system's customary procedures;

                  (b) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream or Euroclear accounts in order to settle the sale side of the trade; or

                  (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the Participant is at least one day prior to the value date for the sale to the Clearstream Customer or Euroclear Participant.

Certain U.S. Federal Income Tax Documentation Requirements

         A beneficial owner of Global Securities holding securities through Clearstream or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and
(ii) such beneficial owner takes appropriate steps to obtain an exemption or reduced tax rate See "Certain U.S. Federal Income Tax Consequences" in the attached prospectus for additional information.


                              Index of Terms for Prospectus Supplement

Term                                                                     Page
----                                                                     ----
Accounts............. ...................................................S-16
Accumulation Period......................................................S-29
Accumulation Period Length................................................S-29
Accumulation Shortfall....................................................S-40
Addition Date.............................................................S-31
Amortization Period.......................................................S-29
Amortization Periods......................................................S-29
Available Investor Principal Collections..................................S-28
Available Reserve Account Amount..........................................S-44
Average Principal Balance.................................................S-31
BANC ONE..................................................................S-16
Bank......................................................................S-16
BANK ONE..................................................................S-16
Bank Portfolio............................................................S-17
Base Rate.................................................................S-24
Benefit Plans.............................................................S-47
BOCM......................................................................S-50
Calculation Date..........................................................S-35
Certificate Rate..........................................................S-27
Certificateholders........................................................S-16
Certificates..............................................................S-16
Class A Account Percentage................................................S-36
Class A Adjusted Invested Amount..........................................S-32
Class A Available Funds...................................................S-36
Class A Certificate Rate..................................................S-27
Class A Certificateholders................................................S-16
Class A Certificateholders' Interest......................................S-31
Class A Certificates......................................................S-16
Class A Fixed/Floating Allocation Percentage..............................S-31
Class A Floating Allocation Percentage....................................S-31
Class A Invested Amount...................................................S-32
Class A Investor Charge-Off...............................................S-42
Class A Investor Default Amount...........................................S-42
Class A Monthly Interest..................................................S-36
Class A Monthly Principal.................................................S-39
Class A Monthly Servicing Fee.............................................S-46
Class A Required Amount...................................................S-33
Class A Scheduled Payment Date............................................S-23
Class B Account Percentage................................................S-36
Class B Adjusted Invested Amount..........................................S-32
Class B Available Funds...................................................S-36
Class B Certificate Rate..................................................S-27
Class B Certificateholders................................................S-16
Class B Certificateholders' Interest......................................S-31
Class B Certificates......................................................S-16
Class B Fixed/Floating Allocation Percentage..............................S-31
Class B Floating Allocation Percentage....................................S-31
Class B Invested Amount...................................................S-32
Class B Investor Charge-Off...............................................S-42
Class B Investor Default Amount...........................................S-42
Class B Monthly Interest..................................................S-36
Class B Monthly Principal.................................................S-39
Class B Monthly Servicing Fee.............................................S-46
Class B Principal Commencement Date.......................................S-30
Class B Required Amount...................................................S-33
Class B Scheduled Payment Date............................................S-23
Closing Date..............................................................S-27
Code......................................................................S-47
Companion Series..........................................................S-44
Controlled Accumulation Amount............................................S-40
Controlled Deposit Amount.................................................S-23
Covered Amount............................................................S-44
Cut-Off Date..............................................................S-19
Default Amount............................................................S-41
Distribution Date.........................................................S-27
DOL.......................................................................S-47
DTC......................................................................-II-1
employee benefit plans.....................................................S-7
ERISA.....................................................................S-47
ERISA Considerations.......................................................S-7
Excess Collateral.........................................................S-16
Excess Collateral Account Percentage......................................S-36
Excess Collateral Adjusted Amount.........................................S-32
Excess Collateral Amount..................................................S-32
Excess Collateral Available Funds.........................................S-36
Excess Collateral Charge-Off..............................................S-43
Excess Collateral Default Amount..........................................S-42
Excess Collateral Fixed/Floating Allocation Percentage....................S-31
Excess Collateral Floating Allocation Percentage..........................S-31
Excess Collateral Holders.................................................S-16
Excess Collateral Holders' Interest.......................................S-31
Excess Collateral Minimum Monthly Interest................................S-38
Excess Collateral Minimum Rate............................................S-39
Excess Collateral Monthly Principal.......................................S-40
Excess Collateral Monthly Servicing Fee...................................S-46
Excess Collateral Scheduled Payment Date..................................S-28
Excess Finance Charge Collections.........................................S-36
Excess Principal Collections..............................................S-30
FFIEC.....................................................................S-17
Finance Charge Deficit....................................................S-34
First USA.................................................................S-16
Fixed/Floating Allocation Percentage......................................S-31
GE Capital................................................................S-16
Global Securities........................................................-II-1
Independent Investors.....................................................S-48
Interest Period...........................................................S-27
Invested Amount...........................................................S-32
Investor Default Amount...................................................S-42
Investor Interest.........................................................S-31
Investor Percentage.......................................................S-31
Investor Servicing Fee....................................................S-46
LIBOR.....................................................................S-27
LIBOR Determination Date..................................................S-27
London business day.......................................................S-27
loss percentage............................................................S-9
Monthly Period............................................................S-31
Offered Certificates......................................................S-16
Offered Series Supplement.................................................S-16
Parties in Interest.......................................................S-47
Pay Out Event.............................................................S-44
payment rate...............................................................S-9
Percentage Allocation.....................................................S-34
Periodic Finance Charges..................................................S-17
Plan Asset Regulation.....................................................S-47
Pooling and Servicing Agreement...........................................S-16
Portfolio Yield...........................................................S-24
Predecessor Bank..........................................................S-16
Principal Funding Account.................................................S-43
Principal Funding Account Balance.........................................S-23
Principal Funding Investment Proceeds.....................................S-43
Principal Shortfalls......................................................S-30
publicly-offered securities................................................S-7
Rapid Amortization Period.................................................S-29
Reallocated Class B Principal Collections.................................S-41
Reallocated Excess Collateral Principal
     Collections..........................................................S-41
Reallocated Principal Collections.........................................S-41
Receivables...............................................................S-16
Record Date...............................................................S-26
Reference Banks...........................................................S-28
Removed Accounts..........................................................S-19
Required Reserve Account Amount...........................................S-43
Reserve Account...........................................................S-43
Reserve Account Funding Date..............................................S-43
Revolving Period..........................................................S-28
Scheduled Payment Date....................................................S-23
Servicer..................................................................S-16
Servicing Fee Percentage..................................................S-46
Stated Series Termination Date............................................S-23
Subordinate Principal Collections.........................................S-34
Telerate Page 3750........................................................S-28
Transfer and Administration Agreement.....................................S-38
Transferor................................................................S-16
Transferor Percentage.....................................................S-32
Trust Portfolio...........................................................S-19
Trustee...................................................................S-16
Underwriters..............................................................S-49
Underwriting Agreement....................................................S-49
yield percentage..........................................................S-9



                            PRINCIPAL OFFICE OF
                            FIRST USA BANK, N.A.

                          201 North Walnut Street
                         Wilmington, Delaware 19801

                                  TRUSTEE

                      The Bank of New York (Delaware)
                             White Clay Center
                                 Route 273
                           Newark, Delaware 19711


                               PAYING AGENTS

         The Bank of New York                    Banque de Luxembourg
     101 Barclay Street, Floor 12E                14 Boulevard Royal
       New York, New York 10286                     2449 Luxembourg
                                              Grand-Duche de Luxembourg


                               LISTING AGENT

                            Banque de Luxembourg
                             14 Boulevard Royal
                              2449 Luxembourg
                         Grand-Duche de Luxembourg

               LEGAL ADVISOR TO THE BANK AND THE UNDERWRITERS
                          as to United States Law

                  Skadden, Arps, Slate, Meagher & Flom LLP
                             Four Times Square
                          New York, New York 10036




                              $--------------

                              First USA Credit
                             Card Master Trust


                              $--------------
                           Class A Floating Rate
                         Asset Backed Certificates,
                               Series 2001-__

                              $--------------
                           Class B Floating Rate
                         Asset Backed Certificates,
                               Series 2001-__

                            First USA Bank, N.A.
                          Transferor and Servicer


                           PROSPECTUS SUPPLEMENT
                             ----------, -----


                  Underwriters of the Class A Certificates

                           [Name of Underwriters]

                  Underwriter of the Class B Certificates

                           [Name of Underwriter]

         You should rely only on the information contained or incorporated by reference in this prospectus supplement and the attached prospectus. We have not authorized anyone to provide you with different information.

         We are not offering the certificates in any state where the offer is not permitted.

         We do not claim the accuracy of the information in this prospectus supplement and the prospectus as of any date other than the dates stated on their respective covers.

         Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the Certificates and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the certificates will deliver a prospectus supplement and prospectus until _________, _____.




A certificate is not a deposit and neither the certificates nor the underlying accounts or receiv ables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other govern mental agency.

The certificates will represent interests in the trust only and will not represent interests in or obligations of First USA Bank, National
Association, the servicer or any of their affiliates.

This prospectus may be used to offer and sell any series of certif icates only if accompanied by the prospectus supplement for that series.

[FLAG]

The information in this prospectus is not complete and may be changed. We can not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


SUBJECT TO COMPLETION, DATED MAY 1, 2001

Prospectus


FIRST USA CREDIT CARD MASTER TRUST
Issuer

First USA Bank, National Association
Transferor and Servicer

Asset Backed Certificates

The trust--

         o may periodically issue asset backed certificates in one or more series with one or more classes; and

         o     will own--

               o receivables in a portfolio of consumer revolving credit card accounts;

               o      payments due on those receivables; and

               o other property described in this prospectus and in the prospectus supplement.

The certificates--

         o will represent interests in a trust and will be paid only from the assets of the trust;
         o offered by this prospectus will be rated in one of the four highest rating categories by at least one nationally recognized rating organization;
         o     may have one or more forms of enhancement; and
         o will be issued as part of a designated series which may include one or more classes of certificates and enhancement.

The certificateholders-

         o will receive interest and principal payments from a varying percentage of credit card account collections.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             ---------, ------


                             Table of Contents

Important Notice About Information Presented in
         This Prospectus and the Prospectus
         Supplement........................................................3

The Trust..................................................................4

First USA's Credit Card Activities.........................................4
         General  .........................................................4
         Description of FDR................................................6
         Billing and Payments..............................................6
         Delinquencies and Charge-Offs.....................................7
         Interchange.......................................................8
         Recoveries........................................................8

The Receivables............................................................8

Maturity Assumptions.......................................................9

Use of Proceeds...........................................................10

First USA and BANK ONE CORPORATION........................................10

Description of the Certificates...........................................11
         General  ........................................................11
         Book-Entry Registration..........................................13
         Definitive Certificates..........................................15
         Interest Payments................................................16
         Principal Payments...............................................16
         Revolving Period.................................................17
         Controlled Amortization Period...................................17
         Accumulation Period..............................................17
         Rapid Amortization Period........................................18
         Shared Excess Finance Charge
                  Collections.............................................18
         Shared Collections of Principal
                  Receivables.............................................18
         Companion Series.................................................18
         Transfer and Assignment of Receivables...........................18
         Exchanges........................................................19
         Representations and Warranties...................................20
         Addition of Accounts.............................................22
         Removal of Accounts..............................................22
         Collection and Other Servicing
                  Procedures..............................................23
         Trust Accounts...................................................23
         Discount Receivables.............................................24
         Investor Percentage and Transferor
                  Percentage..............................................24
         Application of Collections.......................................24
         Funding Period...................................................25
         Defaulted Receivables; Rebates and
                  Fraudulent Charges......................................25
         Investor Charge-Offs.............................................26
         Defeasance.......................................................26
         Final Payment of Principal; Termination..........................26
         Pay Out Events...................................................27
         Certain Matters Regarding the Transferor
                  and the Servicer........................................27
         Servicer Default.................................................28
         Reports to Certificateholders....................................29
         Reports; Notices.................................................30
         Evidence as to Compliance........................................30
         Amendments.......................................................30
         List of Certificateholders.......................................31
         The Trustee......................................................31

Enhancement...............................................................32
         General  ........................................................32
         Subordination....................................................32
         Letter of Credit.................................................32
         Cash Collateral Guaranty or Account..............................33
         Collateral Invested Amount.......................................33
         Surety Bond or Insurance Policy..................................33
         Spread Account...................................................33
         Reserve Account..................................................34

Certificate Ratings.......................................................35

Certain Legal Aspects of the Receivables..................................35
         Transfer of Receivables..........................................35
         Certain Matters Relating to
                  Receivership............................................36
         Consumer Protection Laws.........................................37
         Industry Litigation..............................................38
         Other Litigation.................................................38

Certain U.S. Federal Income Tax
         Consequences.....................................................38
         General  ........................................................38
         Characterization of the Certificates
                  as Indebtedness.........................................38
         Proposed Legislation.............................................39
         Taxation of Interest Income of
                  Certificateholders......................................39
         Sale or Other Disposition of a
                  Certificate.............................................40
         Tax Characterization of the Trust................................40
         FASIT Legislation................................................42
         Foreign Investors................................................42
         State and Local Taxation.........................................43

ERISA Considerations......................................................43

Plan of Distribution......................................................45

Legal Matters.............................................................45

Reports to Certificateholders.............................................46

Where You Can Find More Information.......................................46

Index of Terms for Prospectus.............................................47




            Important Notice About Information Presented in This
                  Prospectus and the Prospectus Supplement

         We provide information to you about the certificates in two separate documents that progressively provide more detail: (a) this prospectus, which provides general information, some of which may not apply to a particular series of certificates, including your series, and (b) the prospectus supplement, which will describe the specific terms of your series of certificates, including:

         o     the timing and amount of interest and principal payments;

         o     information about the receivables;

         o     information about credit enhancement for each offered class;

         o     credit ratings; and

         o     the method for selling the certificates.

         Whenever information in the prospectus supplement is more specific than the information in this prospectus, you should rely on the information in the prospectus supplement.

         You should rely only on the information provided in this prospectus and the prospectus supplement, including the information incorporated by reference. We have not authorized anyone to provide you with different information.

         We include cross-references in this prospectus and in the prospectus supplement to captions in these materials where you can find further related discussions. The preceding table of contents and the table of contents included in the prospectus supplement provide the pages on which these captions are located.

         You can find a listing of the pages where capitalized terms are defined under the caption "Index of Terms for Prospectus" beginning on page 47 in this prospectus.


                                 The Trust

         The First USA Credit Card Master Trust (the "Trust") was formed, in accordance with the laws of the State of Delaware, pursuant to the Pooling and Servicing Agreement dated as of September 1, 1992, as amended and supplemented (the "Pooling and Servicing Agreement"). The Trust was formed for the transaction relating to the issuance of the Series 1992-1 Certificates, this transaction and similar transactions, as contemplated by the Pooling and Servicing Agreement, and prior to formation had no assets or obligations. The Trust will not engage in any business activity, other than as described herein and in the related supplement to this Prospectus (the "Prospectus Supplement"), but rather will only acquire and hold the Receivables, issue (or cause to be issued) certificates representing undivided interests in the Trust (the "Certificates"), the Exchangeable Transferor Certificate and certificates representing additional Series or Classes of Series and related activities (including, with respect to any Series or Class of such Series, entering into any Enhancement agreement) and make payments thereon. As a consequence, the Trust is not expected to have any need for additional capital resources.

                     First USA's Credit Card Activities

General

         The Receivables which First USA Bank, National Association (the "Bank") has conveyed and will convey to the Trust pursuant to the Pooling and Servicing Agreement have been and will be generated from transactions made by holders of selected VISA(R) and MasterCard(R) credit card accounts. The Bank currently services the credit card accounts (the "Trust Portfolio"). Certain data processing and administrative functions associated with such servicing are performed on behalf of the Bank by First Data Resources, Inc. ("FDR"). See "--Description of FDR."

         The following discussion describes certain terms and characteristics that generally apply to the accounts in the Bank Portfolio from which the Accounts in the Trust Portfolio were selected. The Eligible Accounts from which the Accounts were selected do not represent the entire Bank Portfolio. In addition, Additional Accounts consist of Eligible Accounts which may or may not currently be in existence and which may be selected using different criteria from those used in selecting the Accounts already included in the Trust Portfolio. See "Description of the Certificates--Addition of Accounts." Consequently, actual loss and delinquency, revenue and monthly payment rate experience with respect to the Eligible Accounts and the Additional Accounts may be different from such experience for the Trust Portfolio described in the related Prospectus Supplement.

         Growth Strategy and Origination. To achieve steady and diversified growth, the Bank originates credit card accounts through several different programs: (i) First USA brand products, (ii) partnership products such as affinity group, financial institutions, sports marketing and co-branding programs, and (iii) the acquisition of credit card portfolios from other financial institutions. These programs (excluding portfolio acquisitions) emphasize segmentation and use direct mail, telemarketing, take-one application displays, events, media and the Internet as channels to market the Bank's products. The Bank has also originated credit card accounts through mailings to BANK ONE customers and prospects. Management believes that such multi-faceted account origination programs help to ensure balanced and reliable growth for the Bank.

         The First USA brand direct solicitation program represents the greatest share of new account origination. The Bank has historically emphasized direct solicitation as a source of new accounts as its expertise has increased through experience and the benefit of numerous marketing, credit and risk management tests. Currently, the Bank conducts national direct mail and telemarketing solicitation to geographic areas that have been selected from a process that includes a rigorous analysis of the economic indicators of each region of the nation and targets the most favorable regions. The Bank carefully targets consumers through various data mining methods and targeting models. The Bank aligns the product offering with the target customer segment along with the number and sequence of offers in order to maximize penetration, response rates and usage.

---------------------
1 VISA(R) and MasterCard(R) are registered trademarks of VISA USA Incorporated and MasterCard International Incorporated, respectively.


         The affinity groups, financial institutions and sports marketing programs are partnership programs which involve the active participation of endorsing organizations. The affinity group marketing program involves the solicitation of prospective individual cardmembers from identifiable groups with a common interest or affiliation. In this program, the Bank has entered into exclusive marketing arrangements with a number of affinity groups. The Bank typically pays referral compensation to the affinity groups for each new account generated. The Bank has a similar relationship with certain professional sports organizations.

         In its financial institutions program, the Bank maintains exclusive marketing partnership relationships with banks, as well as mortgage companies, insurance companies, brokerage firms and other financial institutions. Through this program, participating financial institutions offer VISA(R) and MasterCard(R) products to their customers without becoming primary issuers. In addition to placing the name of the participating financial institution on the front of the plastic card, the Bank typically pays a referral fee for each account. The Bank believes that the endorsement of the participating financial institution reduces overall origination costs and encourages cardmember usage.

         The Bank also participates in co-branding, which involves a partnership between the Bank and a consumer products or services company to solicit the customers of such company. Companies such as airlines, computer on-line services, catalog companies and general retailers participate with financial institutions in co-branding programs. The Bank typically pays a portion of on-going revenue to the co-branding partner, with the benefit of such payment generally accruing to the customer in the form of "points" which can then be redeemed with the co-branding partner.

         The Bank currently has relationships with over 1,500 partners in these various programs. Management believes this network is one of the largest of its kind in the nation.

         Underwriting Procedures. Generally, the credit risk of each applicant is evaluated by application of a credit scoring system, which is intended to provide a general indication, based on the information available, of the applicant's willingness and ability to repay his or her obligations. Most applications are scored based on the information received on the application as well as data obtained from an independent credit reporting agency. In select cases, based on certain criteria, including likelihood of fraud, and in accordance with criteria established by Bank management, employment and earnings are verified by telephone. Credit limits are determined based on income and score or, in the case of applications that have not been scored, based on income and certain information obtained from the application and the independent credit reporting agency. Cardholder requests for increased credit limits are evaluated based on a current credit bureau report, updated application data, and prior account performance. In addition, credit limit increases are effected periodically by the Bank for all cardholders meeting specific criteria.

         For preapproved solicitations, the Bank generally purchases prospect names that meet established credit criteria from credit bureaus. These lists are further edited and matched against internal and external sources to insure optimal quality and accuracy. The Bank then mails preapproved solicitation packages requiring only the signature and a brief amount of information from the prospect. Preapproved solicitations are targeted to high quality prospects and exhibit similar credit quality results as compared to non-preapproved solicitations.

         For non-preapproved solicitations, the Bank purchases prospect names from a variety of sources and then edits the list utilizing internal and external sources to insure quality and accuracy. The prospective customers on the final list are mailed solicitations which include full applications. Respondents are approved or declined based on both the demographic characteristics drawn from the application and a credit bureau check.

         Portfolio Acquisitions. In connection with the merger of the Bank's predecessor, also named First USA Bank, National Association (referred to in this document for the period prior to the merger as the "Predecessor Bank") and FCC National Bank ("FCCNB"), the credit card portfolios of the Predecessor Bank and FCCNB were consolidated. Prior to this merger, on July 1, 1998, BANC ONE CORPORATION ("BANC ONE") consolidated substantially all of its consumer credit card operations in the Predecessor Bank. The Predecessor Bank has since added receivables in accounts originated by the Predecessor Bank, Bank One, N.A., Bank One Arizona, NA and other affiliates of the Predecessor Bank to the Trust. During 1998, the Predecessor Bank purchased the credit card portfolio of Chevy Chase Bank F.S.B. and acquired accounts formerly owned by First National Bank of Commerce. In 1998 and 1999 the Predecessor Bank purchased portfolios of VISA and MasterCard credit card loans from General Electric Capital Corporation ("GE Capital"). The Predecessor Bank added to the trust receivables totaling in aggregate approximately $2.354 billion at the time of addition from the accounts acquired from GE Capital on August 6, 1999 and October 29, 1999. On June 29, 2001, the Bank added to the Trust receivables from certain accounts owned by FCCNB at the time of the merger totaling in aggregate approximately $779.4 million. A substantial portion of these portfolios (other than the GE Capital portfolio) is currently subject to securitization through other credit card master trusts. The Bank may, from time to time, add to the Trust additional Receivables arising in accounts originated by affiliates of the Bank or purchased by the Bank or the Predecessor Bank. Each such addition to the Trust of receivables in accounts originated by the Bank and affiliates of the Bank or purchased by the Bank to the trust is subject to certain restrictions on addition of Accounts in the Pooling and Servicing Agreement, including satisfaction of the Rating Agency Condition with respect to such addition. "Rating Agency Condition" with respect to any proposed action means the condition that each Rating Agency then rating any Series of Certificates then outstanding provides written confirmation that the proposed action will not result in a reduction or withdrawal of its then current rating of such Series of Certificates. See "Description of the Certificates-Addition of Accounts" herein. Prior to acquiring a portfolio, the Bank reviews the historical performance and seasoning of the portfolio and the policies and practices of the selling institution, but individual accounts are not requalified by the Bank. There can be no assurance that Accounts so acquired were originated in a manner consistent with the Bank's policies as described under "--Growth Strategy and Origination" and "--Underwriting Procedures" above or that the underwriting and qualification of such Accounts conformed to any given standards. The Accounts include accounts previously acquired by the Bank. Such accounts and any accounts acquired in the future may become Additional Accounts provided that, at such time, they constitute Eligible Accounts. See "The Receivables," "Description of the Certificates--Transfer and Assignment of Receivables" and "--Representations and Warranties."

         On April 9, 2001, BANK ONE CORPORATION, the parent corporation of the Bank, entered into a definitive agreement to purchase Wachovia Corporation's approximately $8 billion portfolio of consumer credit card receivables. The portfolio includes approximately 2.8 million customer accounts. The transaction is expected to close in the second quarter of 2001 and is subject to regulator approval.

Description of FDR

         With respect to the Accounts, certain data processing and administrative functions associated with servicing the Receivables will initially be performed by FDR. If FDR were to fail or become insolvent, delays in processing and recovery of information with respect to charges incurred by the respective cardholders could occur, and the replacement of the services FDR currently provides to the Bank could be time-consuming. As a result, delays in payments to Certificateholders could occur.

         FDR is located in Omaha, Nebraska and provides computer data processing services primarily to the bankcard industry. FDR is a subsidiary of First Data Corp.

         The Bank utilizes a variety of the services provided by FDR in originating and servicing the Bank's VISA and MasterCard accounts, including provision of network interface to other card processors through VISA USA Incorporated and MasterCard International Incorporated. This network provides cardholder authorizations in addition to a conduit for funds transfer and settlement.

Billing and Payments

         Cardholder Agreement. Each cardholder is subject to an agreement with the Bank governing the terms and conditions of the related VISA or MasterCard account. Pursuant to each such agreement, the Bank generally reserves the right, upon advance notice to the cardholder, to add or to change any terms, conditions, services or features of its VISA or MasterCard accounts at any time, including increasing or decreasing periodic finance charges, other charges or minimum payment terms. The agreement with each cardholder provides that, subject to the requirements of applicable law, after notice to a cardholder of any such new or changed terms, such new or changed terms will become effective at the time stated in such notice and will apply to all outstanding unpaid indebtedness as well as new transactions.

         A cardholder may use the credit card to purchase or lease goods or services wherever the card is honored ("Purchases") or to obtain cash loans ("Cash Advances") from any financial institution that accepts the card. Purchases and Cash Advances may also be obtained through the use of "convenience checks" issued by the Bank which may be completed and signed by the cardholder in the same way as a regular personal check.

         Billing, Payments and Fees. A billing statement is sent to each cardholder at the end of each monthly billing cycle in which the account has a debit or credit balance of more than one dollar or if a finance charge has been imposed. The Bank may assess a late payment fee if it does not receive the minimum payment by the payment due date shown on the monthly billing statement. The Bank may assess a return check fee for each payment check that is dishonored or that is unsigned or otherwise irregular, an overlimit fee for Purchases or Cash Advances that cause the credit line to be exceeded and administrative fees for certain functions performed at the request of the cardholder. Unless otherwise arranged between the Bank and the cardholder, any late payment fee, return check fee, over-limit fee or administrative fee is added to the account and treated as a Purchase. In some cases, the Bank charges a nonrefundable Annual Membership Fee.

         Periodic Finance Charges are not assessed in most circumstances on Purchases if the entire balance shown on the previous billing statement was paid in full by the payment due date. New Purchases and Cash Advances are included in the calculation of the balance subject to finance charge as of the later of the day that they are made and the first day of the billing cycle during which they were posted to the account; or, if a Convenience Check is used, the transaction date of the check. Aggregate monthly finance charges for each account consist of the sum of the Cash Advance finance charge (not applicable for certain accounts) for each new Cash Advance posted to the account, transaction finance charge (not applicable for certain accounts) plus the Periodic Finance Charge. The Bank issues accounts with fixed periodic rates and accounts with floating periodic rates that adjust periodically according to an index.

         The foregoing provisions apply with respect to cardholders that have entered into one of the Bank's standard agreements by, in the case of a new account, signature, recorded verbal confirmation of disclosure information or, in the case of an account acquired by the Bank from another institution, acceptance of the terms of the Bank's agreement in writing or by using the credit card after disclosure that the account will be governed by such terms. If the cardholder of an account acquired by the Bank from another institution has not entered into one of the Bank's standard agreements, the terms of the account may continue to be governed by the agreement between the cardholder and the seller of the account, which may differ in material respects from the provisions described above.

Delinquencies and Charge-Offs

         The Bank considers any account contractually delinquent if the minimum payment due thereunder is not received by the Bank by the date of the statement following the statement on which the amount is first stated to be due. An account is not treated as delinquent by the Bank if the minimum payment is received by the next billing date. The Bank classifies an account as "over limit" if its posted balance exceeds its credit limit.

         Efforts to collect delinquent credit card receivables currently are made by the Bank's collection department personnel with regional collection units located in Wilmington, Delaware, Orlando, Florida, Columbus, Ohio, Austin, Texas, Frederick, Maryland, Elgin, Illinois and Tempe, Arizona. Collection activities include statement messages, telephone calls and formal collection letters. Collectors generally initiate telephone contact with cardholders whose accounts have become 5 days or more delinquent. In the event that initial telephone contact fails to resolve the delinquency, the Bank continues to contact the cardholder by telephone and by mail. The Bank may also enter into arrangements with cardholders to extend or otherwise change payment schedules as approved by one of the Bank's collection managers. Delinquency levels are monitored daily by the respective collectors and aggregate delinquency information is reported daily to senior management.

         The Bank generally charges off an account at the end of the month in which an account becomes greater than six billing cycles past due unless a payment has been received in an amount sufficient to bring the account into a different delinquency category or to bring the account current. Charge-offs may occur earlier in some circumstances, as in the case of bankrupt cardholders or cardholders who have died with loan balances outstanding which are not assumed as retired by their estate. At the time of charge-off, an evaluation is made on a case by case basis whether to pursue further remedies. In most cases outside collection agencies and, in some cases, outside attorneys, are engaged. In some cases charged off accounts are sold to outside collection agencies. The credit evaluation, servicing and charge-off policies and collection practices of the Bank may change from time to time in accordance with the Bank's business judgment and applicable law.

         The Bank has a policy of restoring or "reaging" a delinquent account to current status when the cardholder has made three consecutive payments and, in the collector's judgment, has the ability to keep the account current. A collector may recommend that an account be reaged in other circumstances. All reaging must be approved by a supervisor and an account may be reaged no more than once per year. The Bank's re-age policy is intended to be compliant with regulations established by the Federal Financial Institutions Examination Council (the "FFIEC").

         The FFIEC has adopted a revised policy statement on the classification of retail credit. The revised policy statement provides guidance for loans affected by bankruptcy, fraudulent activity, and death; establishes standards for reaging, extending, deferring, or rewriting of past due accounts; and broadens the circumstances under which partial payments are recognized as full payments for purposes of determining that a loan is no longer delinquent. The Bank's policies are intended to be compliant with regulations established by FFIEC.

Interchange

         Creditors participating in the VISA and MasterCard associations receive certain fees ("Interchange") as partial compensation for taking credit risk, absorbing fraud losses and funding receivables for a limited period prior to initial billing. Under the VISA and MasterCard systems, a portion of Interchange in connection with cardholder charges for goods and services is collected by banks that issue credit cards by applying a discount to the amount paid by such banks to the banks that clear the related transactions for merchants. Interchange will be allocated to the Trust, by treating 1.3% (subject to adjustment at the option of the Transferor upon the satisfaction of certain conditions as described herein in "Description of the Certificates--Discount Receivables," which adjusted percentage, if applicable will be specified in the applicable Prospectus Supplement) of collections on the Receivables (whether arising from Purchases or Cash Advances), other than collections with respect to Periodic Finance Charges, Annual Membership Fees and Other Charges, as collections of Discount Receivables.

Recoveries

         The Transferor and the Servicer will be required, pursuant to the terms of the Pooling and Servicing Agreement, to transfer to the Trust all amounts received by the Transferor or the Servicer with respect to Receivables in Defaulted Accounts, including amounts received by the Transferor or the Servicer from the purchaser or transferee with respect to the sale or other disposition of Receivables in Defaulted Accounts ("Recoveries"). In the event of any such sale or other disposition of Receivables, Recoveries will not include amounts received by the purchaser or transferee of such Receivables but will be limited to amounts received by the Transferor or the Servicer from the purchaser or transferee. Collections of Recoveries will be treated as collections of Principal Receivables; provided, however, that to the extent the aggregate amount of Recoveries received with respect to any Monthly Period exceeds the aggregate amount of Principal Receivables (other than Ineligible Receivables) in Defaulted Accounts on the day such Account became a Defaulted Account for each day in such Monthly Period, the amount of such excess will be treated as collections of Finance Charge Receivables.

                              The Receivables

         The property of the Trust includes and will include receivables (the "Receivables") arising under certain VISA(R) and MasterCard(R) revolving credit card accounts (the "Accounts") selected from the portfolio of VISA and MasterCard accounts owned by the Transferor (the "Bank Portfolio"), all monies due or to become due in payment of the Receivables, all proceeds of the Receivables and all monies on deposit in certain bank accounts of the Trust (other than certain investment earnings on such amounts), Recoveries and any Enhancement issued with respect to any Series or Class, as described in the related Prospectus Supplement. The term "Enhancement" means, with respect to any Series or Class thereof, any letter of credit, cash collateral account or guaranty, collateral invested amount, guaranteed rate agreement, maturity guaranty facility, tax protection agreement, interest rate swap or other contract or agreement for the benefit of Certificateholders of such Series. Enhancement may also take the form of subordination of one or more Classes of a Series to any other Class or Classes of a Series or a cross-support feature which requires collections on Receivables of one Series to be paid as principal and/or interest with respect to another Series. The Receivables included in the Trust may consist of Accounts originated and owned by the Transferor and/or Accounts otherwise acquired by the Transferor, as specified in the related Prospectus Supplement.

         The Predecessor Bank, as Transferor originally conveyed to the Trustee all Receivables existing under certain Accounts that were selected from the Bank Portfolio based on criteria provided in the Pooling and Servicing Agreement as applied on August 21, 1992 (the "Original Cut-Off Date"), and on certain additional cut off dates with respect to additional eligible revolving credit card accounts to be included as Accounts (the "Additional Accounts") and has conveyed and the Bank will convey all Receivables arising under such Accounts from time to time thereafter until termination of the Trust. See "Description of the Certificates--Addition of Accounts."

         The Receivables conveyed to the Trust have arisen and will arise in Accounts selected from the Bank Portfolio on the basis of criteria set forth in the Pooling and Servicing Agreement. The Transferor will have the right (subject to certain limitations and conditions set forth in the Pooling and Servicing Agreement) to designate from time to time Additional Accounts and to transfer to the Trust all Receivables of such Additional Accounts, whether such Receivables are then existing or thereafter created. Any Additional Accounts designated pursuant to the Pooling and Servicing Agreement must be Eligible Accounts as of the date the Transferor designates such accounts as Additional Accounts. In addition, the Transferor is required to designate Additional Accounts (x) to maintain the Transferor Interest so that, during any period of 30 consecutive days, the Transferor Interest averaged over that period and expressed as a percentage of the aggregate amount of Principal Receivables equals or exceeds such percentage as may be specified in any Series Supplement (such percentage, the "Minimum Transferor Interest") of the average of the aggregate amount of Principal Receivables for the same period, or (y) to maintain, for so long as certificates of any Series (including the Certificates) remain outstanding, an aggregate amount of Principal Receivables in amount equal to or greater than the Minimum Aggregate Principal Receivables. "Minimum Aggregate Principal Receivables" shall mean an amount equal to (i) the sum of the initial invested amounts for all Series then outstanding other than any Series of variable funding certificates, (ii) with respect to any Series of variable funding certificates in its revolving period, the then current invested amount of such Series and (iii) with respect to any Series of variable funding certificates in its amortization period, the invested amount of such Series at the end of the last day of the revolving period for such Series. The Transferor will convey the Receivables then existing or thereafter created under such Additional Accounts to the Trust. Throughout the term of the Trust, the Accounts from which the Receivables arise will be the Accounts designated by the Transferor on the Original Cut-Off Date plus any Additional Accounts minus any Removed Accounts. See "Description of the Certificates-- Representations and Warranties."

         The Receivables consist of amounts charged by cardholders for goods and services and cash advances (such amounts, less the amount of Discount Receivables, the "Principal Receivables"), plus the related periodic finance charges (the "Periodic Finance Charges"), annual membership fees (the "Annual Membership Fees"), and amounts charged to the Accounts in respect of cash advance finance charges, late fees, overlimit fees, return check fees and similar fees and charges (the "Other Charges"). Receivables in an amount equal to the product of the Yield Factor (initially 1.3%) and amounts charged by cardholders for goods and services and cash advances (the "Discount Receivables") will be treated as Finance Charge Receivables (Discount Receivables, together with the Periodic Finance Charges, Annual Membership Fees and Other Charges, the "Finance Charge Receivables"). See "Description of the Certificates--Discount Receivables." The Finance Charge Receivables will not affect the amount of the Invested Amount represented by the Certificates or the amount of the Transferor Interest, which are determined on the basis of the amount of Principal Receivables in the Trust.

         During the term of the Trust, all new Receivables arising in the Accounts will be transferred automatically to the Trust by the Transferor. The total amount of Receivables in the Trust will fluctuate from day to day because the amount of new Receivables arising in the Accounts and the amount of payments collected on existing Receivables usually differ each day. Because the Transferor Interest represents the interest in the Principal Receivables in the Trust not represented by the Certificates or any other Series of Certificates, the amount of the Transferor Interest will fluctuate from day to day as Receivables are collected and new Receivables are transferred to the Trust.

         The aggregate undivided interest in the Principal Receivables in the Trust evidenced by the Certificates will never exceed the aggregate Invested Amount regardless of the total amount of Principal Receivables in the Trust at any time.

         The Prospectus Supplement relating to each Series of Certificates will provide certain information about the Receivables in the Accounts selected from the Bank Portfolio included in the Trust on the basis of criteria set forth in the Pooling and Servicing Agreement (the "Trust Portfolio") as of the date specified. Such information will include, but not be limited to, the amount of Principal Receivables, the amount of Finance Charge Receivables, the range of principal balances of the Accounts and the average thereof, the range of credit limits of the Accounts and the average thereof, the range of ages of the Accounts and the average thereof, the geographic distribution of the Accounts, the types of Accounts and delinquency and loss statistics relating to the Accounts.

                            Maturity Assumptions

         Unless otherwise specified in the related Prospectus Supplement, for each series issued by the Trust (each, a "Series"), following the Revolving Period, collections of Principal Receivables are expected to be distributed to the holders of each class of Certificates (the "Certificateholders") of such Series or any specified class of Certificates (each, a "Class") thereof on each specified Distribution Date during the Controlled Amortization Period or are expected to be accumulated for payment to Certificateholders of such Series or any specified Class thereof during the Accumulation Period and distributed on a Scheduled Payment Date; provided, however, that, if the Rapid Amortization Period commences, collections of Principal Receivables will be paid to Certificateholders in the manner described herein and in the related Prospectus Supplement. The related Prospectus Supplement will specify the date on which the Controlled Amortization Period or the Accumulation Period, as applicable, will commence, or how such date will be determined, the principal payments expected or available to be received or accumulated during such Controlled Amortization Period or Accumulation Period, or on the Scheduled Payment Date, as applicable, the manner and priority of principal accumulations and payments among the Classes of a Series of Certificates and the Pay Out Events which, if any were to occur, would lead to the commencement of the Rapid Amortization Period.

         No assurance can be given, however, that collections of Principal Receivables allocated to be paid to Certificateholders or the holders of any specified Class thereof will be available for distribution or accumulation for payment to Certificateholders on each Distribution Date during the Controlled Amortization Period, or, with respect to the Accumulation Period, on the Scheduled Payment Date, as applicable. In addition, the Transferor can give no assurance that the payment rate assumptions for any Series will prove to be correct. The related Prospectus Supplement will provide certain historical data relating to payments by cardholders, total charge-offs and other related information relating to the Trust Portfolio. There can be no assurance that future events will be consistent with such historical data.

         The amount of collections of Receivables may vary from month to month due to seasonal variations, general economic conditions and payment habits of individual cardholders and number of collection days. There can be no assurance that collections of Principal Receivables with respect to the Trust Portfolio, and thus the rate at which the related Certificateholders could expect to receive or accumulate payments of principal on their Certificates during the Controlled Amortization Period, Accumulation Period, Rapid Amortization Period or other type of amortization period (each an "Amortization Period") or on any Scheduled Payment Date, as applicable, will be similar to any historical experience set forth in a related Prospectus Supplement. If a Pay Out Event occurs, the average life and maturity of such Series of Certificates could be significantly reduced. In addition, there can be no assurance that the issuance of other Series of Certificates or the terms of such other Series might not have an impact on the timing of the payments received by Certificateholders.

         The actual payment rate for any Series of Certificates may be slower than the payment rate used to determine the amount of collections of Principal Receivables scheduled or available to be distributed or accumulated for later payment to Certificateholders or any specified Class thereof during the Controlled Amortization Period or the Accumulation Period or on the Scheduled Payment Date, as applicable, or a Pay Out Event may occur which would initiate the Rapid Amortization Period. There can be no assurance that the actual number of months elapsed from the date of issuance of such Series of Certificates to the final Distribution Date with respect to the Certificates will equal the expected number of months. In addition if, after the issuance of a Series, a related Companion Series is issued and a Rapid Amortization Period commences, payments to the Holders of such Series may be delayed. See "Description of the Certificates--Companion Series."


                              Use of Proceeds

         Unless otherwise specified in the related Prospectus Supplement, the net proceeds from the sale of each Series of Certificates offered hereby will be paid to the Transferor. The Transferor will use such proceeds for its general corporate purposes.


                     First USA and BANK ONE CORPORATION

         First USA Bank, National Association. On September 17, 1999, the Bank's predecessor, also named First USA Bank, National Association, a direct wholly-owned subsidiary of BANK ONE CORPORATION ("BANK ONE") was merged with and into FCC National Bank, an affiliated national banking association and a direct wholly- owned subsidiary of BANK ONE, with FCC National Bank as the surviving bank. The surviving bank was renamed "First USA Bank, National Association" with its executive offices located at 201 North Walnut Street, Wilmington, Delaware 19801, telephone number (302) 594-4000.

         The Bank is one of the nation's three largest issuers of VISA and MasterCard credit cards in the United States. The Bank's revenues derive primarily from interest income and fees on its credit card accounts and interchange income. Its primary cash expenses include the cost of funding credit card loans, credit losses, salaries and employee benefits, marketing expenses, processing expenses and income taxes.

         The Bank offers a broad array of bankcard products to targeted segments of creditworthy consumers. The Bank's primary target market is experienced users of general purpose credit products. The strategy of the Bank is to offer uniquely tailored individualized products to profitable consumer segments.

         The Bank markets over 1,000 credit card products to customers throughout the United States. These products cover a range which includes standard card products, those that are identified and developed through data mining efforts, as well as products that are developed and marketed through partnership relationships. Products include designs that are tailored to an individual's lifestyle, profession or interest; those that are built around affiliations, such as universities or fraternal organizations, co-brand relationships and programs with financial institutions and an upscale platinum card product.

         The Bank's products feature low interest rates, specific features and benefits, unique card design and individualized credit lines. The Bank's strategy is to target customers through a carefully matched combination of pricing, credit analysis and packaging. Rates, fees, other features and credit lines offered vary depending on the profile of targeted prospect groups. The Bank generally markets its products with low introductory and regular rates and no annual fee.

         In line with its product diversity, the Bank has built and maintains a broad set of distribution channels. The Bank is one of the leading direct mailers and telemarketers in the industry and manages a large active sales force to distribute its products via fairs, tradeshows and other events. The Bank also markets its products through an array of Web sites and utilizes other direct response media channels for distribution.

         Effective January 1, 2001, Philip G. Heasley was appointed the new Chairman and Chief Executive Officer of the Bank. Mr. Heasley succeeds William P. Boardman who became chairman of the Bank in October 1999. Prior to joining the Bank, Mr. Heasley has spent the last 13 years in executive positions at U.S. Bancorp, including six years as vice chairman and the prior two years as president and chief operating officer.

         BANK ONE CORPORATION. BANK ONE is a multi-bank holding company organized in 1998 under the laws of the State of Delaware to effect the merger, effective October 2, 1998, of First Chicago NBD Corporation with BANC ONE CORPORATION.

         Through its banking and nonbank subsidiaries, BANK ONE CORPORATION provides domestic retail banking, finance and credit card services; worldwide commercial banking services and trust and investment management services. BANK ONE CORPORATION operates banking offices in Arizona, Colorado, Delaware, Florida, Illinois, Indiana, Kentucky, Louisiana, Michigan, Ohio, Oklahoma, Texas, Utah, West Virginia and Wisconsin and in selected international markets. BANK ONE CORPORATION also engages in other businesses related to banking and finance, including credit card and merchant processing, consumer and education finance, mortgage lending and servicing, insurance, venture capital, investment and merchant banking, trust, brokerage, investment management, leasing, community development and data processing.

         BANK ONE's executive offices are located at 1 Bank One Plaza, Chicago, Illinois 60670, and its telephone number is (312)732-4000.

                      Description of the Certificates

         The Certificates will be issued in Series. Each Series will represent an interest in the Trust other than the interests represented by any other Series of Certificates issued by the Trust (which may include Series offered pursuant to this Prospectus) and the Exchangeable Transferor Certificate. Each Series will be issued pursuant to the Pooling and Servicing Agreement entered into by the Bank and the Trustee and a series supplement (a "Series Supplement") to the Pooling and Servicing Agreement, a copy of the form of which is filed as an exhibit to the Registration Statement of which this Prospectus is a part. The Prospectus Supplement for each Series will describe any provisions of the Pooling and Servicing Agreement relating to such Series which may differ materially from the Pooling and Servicing Agreement filed as an exhibit to the Registration Statement. The following is a summary of the provisions common to each Series of Certificates. The summary is qualified in its entirety by reference to all of the provisions of the related Pooling and Servicing Agreement and Series Supplement.

General

         The assets of the Trust will be allocated among the Certificateholders of each Series (the "Investor Interest") of the Trust and the holder of the Exchangeable Transferor Certificate and, in certain circumstances, the related Enhancement Providers. The aggregate principal amount of the interest of the Certificateholders of a Series in the Trust is referred to herein as the "Invested Amount" and is based on the aggregate amount of the Principal Receivables in the Trust allocated to such Series. The aggregate principal amount of the interest of the Transferor in the Trust is referred to herein as the "Transferor Interest," and is based on the aggregate amount of Principal Receivables (the "Transferor Amount") in the Trust not allocated to the Certificateholders or any Enhancement Provider. The certificate that evidences the Transferor Interest is referred to herein as the "Exchangeable Transferor Certificate."

         The Certificates of each Series will represent undivided interests in certain assets of the Trust, including the right to the applicable Investor Percentage of all cardholder payments on the Receivables. For each Series of Certificates, unless otherwise specified in the related Prospectus Supplement, the Invested Amount on any date will be equal to the initial Invested Amount as of the related Series Closing Date for such Series minus the amount of principal paid to the Certificateholders prior to such date and minus the amount of unreimbursed Investor Charge-Offs with respect to such related Series prior to such date. If so specified in the Prospectus Supplement relating to any Series of Certificates, under certain circumstances the Invested Amount may be further adjusted by the amount of principal allocated to Certificateholders, the funds on deposit in any specified account, and any other amount specified in the related Prospectus Supplement.

         Each Series of Certificates may consist of one or more Classes, one or more of which may be senior certificates ("Senior Certificates") and one or more of which may be subordinated certificates ("Subordinated Certificates"). Each Class of a Series will evidence the right to receive a specified portion of each distribution of principal or interest or both. The Invested Amount with respect to a Series with more than one Class will be allocated among the Classes as described in the related Prospectus Supplement. The Certificates of a Class may differ from Certificates of other Classes of the same Series in, among other things, the amounts allocated to principal payments, maturity date, interest rate per annum ("Certificate Rate") and the availability of Enhancement.

         The Certificateholders of each Series will have the right to receive (but only to the extent needed to make required payments under the Pooling and Servicing Agreement and the related Series Supplement and subject to any reallocation of such amounts if the Series Supplement so provides) varying percentages of the collections of Finance Charge Receivables and Principal Receivables for each month and will be allocated a varying percentage of the amount of Receivables in Accounts which were written off as uncollectible by the Servicer ("Defaulted Accounts") for such month (each such percentage, an "Investor Percentage"). The related Prospectus Supplement will specify the Investor Percentages with respect to the allocation of collections of Principal Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts during the Revolving Period, any Amortization Period and any Accumulation Period, as applicable. If the Certificates of a Series offered hereby include more than one Class of Certificates, the assets of the Trust allocable to the Certificates of such Series may be further allocated among each Class in such Series as described in the related Prospectus Supplement. See "--Investor Percentage and Transferor Percentage."

         The Certificates of each Series will represent interests in the Trust only and will not represent interests in or recourse obligations of the Bank or any of its affiliates. A Certificate is not a deposit and neither the Certificates nor the underlying Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency.

         For each Series of Certificates, payments of interest and principal will be made on Distribution Dates or other payment dates as specified in the related Prospectus Supplement to Certificateholders in whose names the Certificates were registered on the record dates (each, a "Record Date") specified in the related Prospectus Supplement. Interest will be distributed to Certificateholders in the amounts, for the periods and on the dates specified in the related Prospectus Supplement.

         For each Series of Certificates, the Transferor initially will own the Exchangeable Transferor Certificate. The Exchangeable Transferor Certificate will represent the undivided interest in the Trust not represented by the Certificates issued and outstanding under the Trust or the rights, if any, of any Enhancement Providers to receive payments from the Trust. The holder of the Exchangeable Transferor Certificate will have the right to a percentage (the "Transferor Percentage") of all cardholder payments from the Receivables in the Trust.

         Unless otherwise specified in the related Prospectus Supplement, with respect to each Series of Certificates, during the Revolving Period, the Invested Amount will remain constant except under certain limited circumstances. See "--Defaulted Receivables; Rebates and Fraudulent Charges" and "--Investor Charge-Offs." The amount of Principal Receivables in the Trust, however, will vary each day as new Principal Receivables are created and others are paid or charged-off. The amount of the Transferor Interest will fluctuate each day, therefore, to reflect the changes in the amount of the Principal Receivables in the Trust. When a Series is amortizing, the Invested Amount of such Series will generally decline as payments of Principal Receivables are collected and distributed to the Certificateholders. As a result, the Transferor Interest will generally increase each month during an Amortization Period for any Series to reflect the reductions in the Invested Amount of such Series and will also change to reflect the variations in the amount of Principal Receivables in the Trust. The Transferor Interest may also be reduced as the result of an Exchange. See "--Exchanges."

         Unless otherwise specified in the related Prospectus Supplement, Certificates of each Series initially will be represented by certificates registered in the name of the nominee of DTC (together with any successor depository selected by the Transferor, the "Depository") except as set forth below. Unless otherwise specified in the related Prospectus Supplement, with respect to each Series of Certificates, beneficial interests in the Certificates will be available for purchase in minimum denominations of $1,000 and integral multiples thereof in book-entry form only. The Transferor has been informed by DTC that DTC's nominee will be Cede & Co. ("Cede"). No Certificate Owner acquiring an interest in the Certificates will be entitled to receive a certificate representing such person's interest in the Certificates unless Definitive Certificates are issued. Unless and until Definitive Certificates are issued for any Series under the limited circumstances described herein, all references herein to actions by Certificateholders shall refer to actions taken by DTC upon instructions from DTC Participants (as defined below), and all references herein to distributions, notices, reports and statements to Certificateholders shall refer to distributions, notices, reports and statements to DTC or Cede, as the registered holder of the Certificates, as the case may be, for distribution to Certificate Owners in accordance with DTC procedures. See "--Book-Entry Registration" and "--Definitive Certificates."

         If so specified in the Prospectus Supplement relating to a Series, application will be made to list the Certificates of such Series, or all or a portion of any Class thereof, on the Luxembourg Stock Exchange or any other specified exchange.

Book-Entry Registration

         Unless otherwise specified in the related Prospectus Supplement, with respect to each Series of Certificates in book-entry form, Certificateholders may hold their Certificates through DTC (in the United States) or Clearstream or Euroclear (in Europe) which in turn hold through DTC, if they are participants of such systems, or indirectly through organizations that are participants in such systems.

         Cede, as nominee for DTC, will hold the global Certificates. Clearstream and Euroclear will hold omnibus positions on behalf of the Clearstream Customers and the Euroclear Participants, respectively, through customers' securities accounts in Clearstream's and Euroclear's names on the books of their respective depositaries (collectively, the "Depositaries") which in turn will hold such positions in customers' securities accounts in the Depositaries' names on the books of DTC.

         DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). DTC holds securities that its participating organizations ("DTC Participants") deposit with DTC. DTC also facilitates the clearance and settlement among DTC Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic book-entry changes in DTC Participants' accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. DTC is owned by a number of its DTC Participants and the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. Indirect access to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants"). The rules applicable to DTC and DTC Participants are on file with the Securities and Exchange Commission (the "SEC").

         The information set forth in the preceding two paragraphs has been provided by DTC for informational purposes only and is not intended to serve as a representation, warranty or contract modification of any kind. The Transferor makes no representations as to the accuracy or completeness of such information.

         Transfers between DTC Participants will occur in accordance with DTC rules. Transfers between Clearstream Customers and Euroclear
Participants will occur in the ordinary way in accordance with their applicable rules and operating procedures.

         Cross-market transfers between persons holding directly or indirectly through DTC in the United States, on the one hand, and directly or indirectly through Clearstream Customers or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Clearstream Customers and Euroclear Participants may not deliver instructions directly to the Depositaries.

         Because of time-zone differences, credits of securities in Clearstream or Euroclear as a result of a transaction with a DTC Participant will be made during the subsequent securities settlement processing, dated the business day following the DTC settlement date, and such credits or any transactions in such securities settled during such processing will be reported to the relevant Clearstream Customer or Euroclear Participant on such business day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream Customer or a Euroclear Participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC.

         Certificate Owners that are not DTC Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, Certificates may do so only through the DTC Participants and Indirect Participants. In addition, Certificate Owners will receive all distributions of principal of and interest on the Certificates from the Trustee through DTC Participants who in turn will receive them from DTC. Under a book-entry format, Certificate Owners may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to Cede, as nominee for DTC. DTC will forward such payments to DTC Participants which thereafter will forward them to Indirect Participants or Certificate Owners. It is anticipated that the only "Certificateholder" of Certificates in book-entry form will be Cede, as nominee of DTC. Certificate Owners will not be recognized by the Trustee as Certificateholders, as such term is used in the Pooling and Servicing Agreement, and Certificate Owners will only be permitted to exercise the rights of Certificateholders indirectly through the DTC Participants who in turn will exercise the rights of Certificateholders through DTC.

         Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among DTC Participants on whose behalf it acts with respect to the Certificates and is required to receive and transmit distributions of principal of and interest on the Certificates. DTC Participants and Indirect Participants with which Certificate Owners have accounts with respect to the Certificates similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess Certificates, Certificate Owners will receive payments and will be able to transfer their interests.

         Because DTC can only act on behalf of DTC Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Certificate Owner to pledge Certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such Certificates, may be limited due to the lack of a physical certificate for such Certificates.

         DTC has advised the Transferor that it will take any action permitted to be taken by a Certificateholder under the Pooling and Servicing Agreement only at the direction of one or more DTC Participants to whose account with DTC the Certificates are credited. Additionally, DTC has advised the Transferor that it will take such actions with respect to specified percentages of the Invested Amount only at the direction of and on behalf of DTC Participants whose holdings include undivided interests that satisfy such specified percentages. DTC may take conflicting actions with respect to other undivided interests to the extent that such actions are taken on behalf of DTC Participants whose holdings include such undivided interests.

         Clearstream Banking, societe anonyme ("Clearstream") is incorporated under the laws of Luxembourg as a professional depository. Clearstream holds securities for its participating organizations ("Clearstream Customers") and facilitates the clearance and settlement of securities transactions between Clearstream Customers through electronic book-entry changes in accounts of Clearstream Customers, thereby eliminating the need for physical movement of securities. Transactions may be settled in Clearstream in any of 36 currencies, including United States dollars. Clearstream provides to its Clearstream Customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream deals with domestic securities markets in over 30 countries through established depository and custodial relationships. Clearstream has established an electronic bridge with Euroclear Bank as the Operator of the Euroclear System to facilitate settlement of trades between Clearstream and Euroclear. Clearstream currently accepts over 110,000 securities issues on its books. As a professional depository, Clearstream is subject to regulation by the Luxembourg Commission for the Supervision of the Financial Sector, which supervises Luxembourg banks. Clearstream Customers are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations and may include the underwriters of any Series of Certificates. Clearstream Customers in the United States are limited to securities brokers and dealers and banks. Currently, Clearstream has approximately 2,000 customers located in over 80 countries, including all major European countries, Canada and the United States. Indirect access to Clearstream is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream Customer, either directly or indirectly.

         The Euroclear System (the "Euroclear System") was created in 1968 to hold securities for participants of the Euroclear System ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of securities and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 34 currencies, including United States dollars. The Euroclear System includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. The Euroclear System is operated by Euroclear Bank (the "Euroclear Operator" or "Euroclear"), under contract with Euroclear Clearance System, S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for the Euroclear System on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries and may include the underwriters of any Series of Certificates. Indirect access to the Euroclear System is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

         Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within the Euroclear System, withdrawal of securities and cash from the Euroclear System, and receipts of payments with respect to securities in the Euroclear System. All securities in the Euroclear System are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants and has no record of or relationship with persons holding through Euroclear Participants.

         Distributions with respect to Certificates held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream Customers or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by its Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Certain U.S. Federal Income Tax Consequences." Clearstream or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Certificateholder under the Pooling and Servicing Agreement on behalf of a Clearstream Customer or Euroclear Participant only in accordance with its relevant rules and procedures and subject to its Depositary's ability to effect such actions on its behalf through DTC.

         Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Certificates among participants of DTC and Euroclear and customers of Clearstream, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

Definitive Certificates

         Unless otherwise specified in the related Prospectus Supplement, the Certificates of each Series otherwise issued in book-entry form will be issued in fully registered, certificated form to Certificate Owners or their nominees ("Definitive Certificates") rather than to DTC or its nominee, only if (i) the Transferor advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as Depository with respect to such Series of Certificates, and the Trustee or the Transferor is unable to locate a qualified successor, (ii) the Transferor, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through DTC or (iii) after the occurrence of a Servicer Default, Certificate Owners representing not less than 50% (or such other percentage specified in the related Prospectus Supplement) of the Invested Amount advise the Trustee and DTC through participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interest of the Certificate Owners.

         Upon the occurrence of any of the events described in the immediately preceding paragraph, DTC is required to notify all participants of the availability through DTC of Definitive Certificates. Upon surrender by DTC of the definitive certificate representing the Certificates and instructions for re-registration, the Trustee will issue the Certificates as Definitive Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as holders under the Pooling and Servicing Agreement ("Holders").

         Distribution of principal and interest on the Certificates will be made by the Trustee directly to Holders of Definitive Certificates in accordance with the procedures set forth herein and in the Pooling and Servicing Agreement. Interest payments and any principal payments on each Distribution Date or other payment date as specified in the related Prospectus Supplement will be made to Holders in whose names the Definitive Certificates were registered at the close of business on the related Record Date. Distributions will be made by check mailed to the address of such Holder as it appears on the register maintained by the Trustee or, if such Holder holds more than an aggregate principal amount of such Definitive Certificates to be specified in the Pooling and Servicing Agreement, by wire transfer to such Holder's account. The final payment on any Certificate (whether Definitive Certificates or the Certificates registered in the name of Cede representing the Certificates), however, will be made only upon presentation and surrender of such Certificate at the office or agency specified in the notice of final distribution to Certificateholders. The Trustee will provide such notice to registered Certificateholders not later than the fifth day of the month of such final distributions.

         Definitive Certificates will be transferable and exchangeable at the offices of the Transfer Agent and Registrar specified in the Pooling and Servicing Agreement, which shall initially be the Trustee. No service charge will be imposed for any registration of transfer or exchange, but the transfer agent and registrar may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Interest Payments

         For each Series of Certificates and Class thereof, interest will accrue from the relevant Closing Date on the applicable Invested Amount, plus, if applicable, the Pre-Funding Amount (or other amount specified in the related Prospectus Supplement) at the applicable Certificate Rate, which may be a fixed, floating or other type of rate as specified in the related Prospectus Supplement. Interest will be distributed to Certificateholders in the amounts and on the dates (which may be monthly, quarterly, semiannually or otherwise as specified in the related Prospectus Supplement) (each, a "Distribution Date"). Interest payments on any Distribution Date will generally be funded from collections of Finance Charge Receivables allocated to the Investor Interest during the preceding monthly period or periods (each, a "Monthly Period") and may be funded from certain investment earnings on funds held in accounts of the Trust, from any applicable Enhancement, if necessary, or certain other amounts as specified in the related Prospectus Supplement. If the Distribution Dates for payment of interest for a Series or Class occur less frequently than monthly, such collections or other amounts (or the portion thereof allocable to the Investor Interest of such Class) may be deposited in one or more trust accounts (each, an "Interest Funding Account") pending distribution to the Certificateholders of such Series or Class, as described in the related Prospectus Supplement. If a Series has more than one Class of Certificates, each such Class may have a separate Interest Funding Account. The Prospectus Supplement relating to each Series of Certificates and each Class thereof will describe the amounts and sources of interest payments to be made, the Certificate Rate for each Class thereof, and, for a Series or each Class thereof bearing interest at a floating Certificate Rate, the initial Certificate Rate, the dates and the manner for determining subsequent Certificate Rates, and the formula, index or other method by which such Certificate Rates are determined.

Principal Payments

         The principal of the Certificates of each Series offered hereby will be scheduled to be paid either in installments commencing on a date specified in the related Prospectus Supplement (the "Principal Commencement Date"), in which case such Series will have either a Controlled Amortization Period, as described below, or on an expected date specified in, or determined in the manner specified in, the related Prospectus Supplement (the "Scheduled Payment Date"), in which case such Series will have an Accumulation Period, as described below. If a Series has more than one Class of Certificates, a different method of paying principal, Principal Commencement Date or Scheduled Payment Date may be assigned to each Class. The payment of principal with respect to the Certificates of a Series or Class may commence earlier than the applicable Principal Commencement Date or Scheduled Payment Date, and the final principal payment with respect to the Certificates of a Series or Class may be made later than the applicable expected payment date, Scheduled Payment Date or other expected date, if a Pay Out Event occurs and the Rapid Amortization Period commences with respect to such Series or Class or under certain other circumstances described herein or in the related Prospectus Supplement.

         Unless otherwise specified in the related Prospectus Supplement, during the Revolving Period for each Series of Certificates (which begins on the Series Closing Date relating to such Series and ends with the commencement of an Amortization Period), no principal payments will be made to the Certificateholders of such Series. During the Controlled Amortization Period or Accumulation Period, as applicable, which will be scheduled to begin on the date specified in, or determined in the manner specified in, the related Prospectus Supplement, and during the Rapid Amortization Period, which will begin upon the occurrence of a Pay Out Event, principal will be paid to the Certificateholders in the amounts and on Distribution Dates specified in the related Prospectus Supplement or will be accumulated in a trust account established for the benefit of such Certificateholders (a "Principal Funding Account") for later distribution to Certificateholders on the Scheduled Payment Date in the amounts specified in the related Prospectus Supplement. Principal payments for any Series or Class thereof will be funded from collections of Principal Receivables received during the related Monthly Period or Periods as specified in the related Prospectus Supplement and allocated to the Investor Interest of such Series or Class and from certain other sources specified in the related Prospectus Supplement. In the case of a Series with more than one Class of Certificates, the Certificateholders of one or more Classes may receive payments of principal at different times. The related Prospectus Supplement will describe the manner, timing and priority of payments of principal to Certificateholders of each Class.

         Funds on deposit in any Principal Funding Account applicable to a Series may be subject to a guaranteed rate agreement or investment contract or other arrangement specified in the related Prospectus Supplement intended to assure a minimum rate of return on the investment of such funds. In order to enhance the likelihood of the payment in full of the principal amount of a Series of Certificates or Class thereof at the end of an Accumulation Period, such Series of Certificates or Class thereof may be subject to a principal payment guaranty or other similar arrangement specified in the related Prospectus Supplement.

Revolving Period

         Unless otherwise specified in the related Prospectus Supplement, with respect to each Series and any Class thereof, no principal will be payable to Certificateholders until the Principal Commencement Date or the Scheduled Payment Date with respect to such Series or Class. For the period beginning on the Closing Date and ending with the commencement of an Amortization Period (the "Revolving Period"), collections of Principal Receivables otherwise allocable to the Investor Interest will, subject to certain limitations, be paid from the Trust to the holder of the Exchangeable Transferor Certificate or, under certain circumstances and if so specified in the related Prospectus Supplement, will be treated as Excess Principal Collections and paid to the holders of other Series of Certificates issued by the Trust, as described herein and in the related Prospectus Supplement. See "--Shared Collections of Principal Receivables."

Controlled Amortization Period

         If the Prospectus Supplement relating to a Series so specifies, unless a Rapid Amortization Period with respect to such Series commences, the Certificates of such Series or any Class thereof will have an amortization period (the "Controlled Amortization Period") during which collections of Principal Receivables allocable to the Investor Interest of such Series (and certain other amounts if so specified in the related Prospectus Supplement) will be used on each Distribution Date to make principal distributions in scheduled amounts to the Certificateholders of such Series or any Class of such Series then scheduled to receive such distributions. The amount to be distributed on any Distribution Date during the Controlled Amortization Period will be limited to an amount (the "Controlled Distribution Amount") equal to an amount specified in the related Prospectus Supplement (the "Controlled Amortization Amount") plus any existing deficit Controlled Amortization Amount arising from prior Distribution Dates. If a Series has more than one Class of Certificates, each Class may have a separate Controlled Amortization Amount. In addition, the related Prospectus Supplement may describe certain priorities among such Classes with respect to such distributions. The Controlled Amortization Period will commence at the close of business on the Principal Commencement Date and continue until the earliest of (a) the commencement of the Rapid Amortization Period, (b) payment in full of the Invested Amount of the Certificates of such Series or Class and (c) the close of business on the Stated Series Termination Date with respect to such Series.

Accumulation Period

         If the Prospectus Supplement relating to a Series so specifies, unless a Rapid Amortization Period with respect to such Series commences, the Certificates of such Series or any Class thereof will have an accumulation period (the "Accumulation Period") during which collections of Principal Receivables allocable to the Investor Interest of such Series (and certain other amounts if so specified in the related Prospectus Supplement) will be deposited prior to each Distribution Date in a Principal Funding Account and used to make distributions of principal to the Certificateholders of such Series or Class on the Scheduled Payment Date. If the Prospectus Supplement relating to a series so specifies, the amount to be deposited in the Principal Funding Account on any date will be limited to an amount (the "Controlled Deposit Amount") equal to an amount specified in the related Prospectus Supplement (the "Controlled Accumulation Amount") plus the amount of any shortfalls arising from the failure to pay the Controlled Accumulation Amount on any prior Distribution Dates. If a Series has more than one Class of Certificates, each Class may have a separate Principal Funding Account and Controlled Accumulation Amount. In addition, the related Prospectus Supplement may describe certain priorities among such Classes with respect to deposits of principal into such Principal Funding Account. The Accumulation Period will commence at the close of business on a date specified in the related Prospectus Supplement (subject to adjustment if so specified in the related Prospectus Supplement) and continue until the earliest of (a) the commencement of the Rapid Amortization Period, (b) payment in full of the Invested Amount of the Certificates of such Series or Class and (c) the close of business on the Stated Series Termination Date with respect to such Series.

         Funds on deposit in any Principal Funding Account may be invested in permitted investments or subject to a guaranteed rate or investment agreement or other arrangement intended to assure a specified return on the investment of such funds. Investment earnings on such funds may be applied to pay interest on the related Series of Certificates. In order to enhance the likelihood of payment in full of principal at the end of an Accumulation Period with respect to a Series of Certificates, such Series may be subject to a principal guaranty or other similar arrangement. See "-- Principal Payments."

Rapid Amortization Period

         During the period from the day on which a Pay Out Event has occurred with respect to a Series to the earlier of the date on which the Invested Amount of the Certificates of such Series has been paid in full or the related Stated Series Termination Date (the "Rapid Amortization Period"), unless otherwise provided in the related Prospectus Supplement, collections of Principal Receivables allocable to the Investor Interest of such Series (and certain other amounts if so specified in the related Prospectus Supplement) will be distributed as principal payments to the Certificateholders of such Series monthly on each Distribution Date with respect to such Series in the manner and order of priority set forth in the related Prospectus Supplement. During the Rapid Amortization Period with respect to a Series, distributions of principal to Certificateholders will not be limited by any Controlled Distribution Amount or Controlled Deposit Amount. In addition, upon the commencement of the Rapid Amortization Period with respect to a Series, unless otherwise specified in the related Prospectus Supplement, any funds on deposit in a Principal Funding Account with respect to such Series or any Class thereof will be paid to the Certificateholders of such Series or Class on the first Distribution Date in the Rapid Amortization Period. See "--Pay Out Events" for a discussion of the events which might lead to commencement of the Rapid Amortization Period.

Shared Excess Finance Charge Collections

         If so specified in the related Prospectus Supplement, the Certificateholders of a Series or any Class thereof may be entitled to receive all or a portion of Excess Finance Charge Collections with respect to another Series to cover any shortfalls with respect to amounts payable from collections of Finance Charge Receivables allocable to such Series or Class.

Shared Collections of Principal Receivables

         Unless otherwise specified in the related Prospectus Supplement, to the extent that collections of Principal Receivables and certain other amounts that are allocated to the Invested Amount of any Series are not needed to make payments or deposits with respect to such Series, such collections ("Excess Principal Collections") will be applied to cover principal payments due to or for the benefit of Certificateholders of another Series. Any such reallocation will not result in a reduction in the Invested Amount of the Series to which such collections were initially allocated.

Companion Series

         If so provided in the Prospectus Supplement relating to a Series, each such Series is subject to being paired with another Series (in such case, a "Companion Series"). The Prospectus Supplement for such Series and the Prospectus Supplement for the Companion Series will each specify the relationship between the Series.

Transfer and Assignment of Receivables

         With respect to the Trust, the Transferor has transferred and assigned to the Trust of all its right, title and interest in and to Receivables in certain Accounts which were selected from the Bank Portfolio based upon criteria set forth in the Pooling and Servicing Agreement.

         In connection with the transfer of the Receivables to the Trust, the Transferor has indicated in its computer files that the Receivables have been conveyed to the Trust. In addition, the Transferor has provided to the Trustee computer files or microfiche lists containing a true and complete list showing each Account, including each Additional Account, identified by account number and by total outstanding balance, respectively. The Transferor has not delivered and will not deliver to the Trustee any other records or agreements relating to the Accounts or the Receivables, except in connection with additions or removals of Accounts. Except as stated above, the records and agreements relating to the Accounts and the Receivables maintained by the Transferor or the Servicer are not segregated by the Transferor or the Servicer from other documents and agreements relating to other credit card accounts and receivables and are not stamped or marked to reflect the transfer of the Receivables to the Trust, but the computer records of the Transferor are required to be marked to evidence such transfer. The Transferor has filed UCC financing statements with respect to the Receivables meeting the requirements of Delaware state law. See "Certain Legal Aspects of the Receivables."

Exchanges

         The Pooling and Servicing Agreement provides for the Trustee to issue two types of certificates: (i) one or more Series of Certificates that will be transferable and have the characteristics described below and
(ii) the Exchangeable Transferor Certificate, a certificate which evidences the Transferor Interest, which initially will be held by the Transferor and will be transferable only as provided in the Pooling and Servicing Agreement. The Pooling and Servicing Agreement also provides that, pursuant to any one or more Series Supplements, the holder of the Exchangeable Transferor Certificate may tender the Exchangeable Transferor Certificate, or, if provided in the relevant Series Supplement, Certificates representing any Series and the Exchangeable Transferor Certificate, to the Trustee in exchange for one or more new Series (which may include Series offered pursuant to this Prospectus) and a reissued Exchangeable Transferor Certificate (any such tender, an "Exchange"). However, after giving effect to the Exchange the Transferor Interest expressed as a percentage of the aggregate amount of Principal Receivables must be equal to or exceed the Minimum Transferor Interest. Pursuant to the Pooling and Servicing Agreement, the holder of the Exchangeable Transferor Certificate may define, with respect to any newly issued Series, certain terms including:
(i) its initial invested amount (or method for calculating such amount) which amount may not be greater than the current principal amount of the Exchangeable Transferor Certificate; (ii) its certificate rate (or formula for the determination thereof); (iii) its payment dates and the date from which interest shall accrue; (iv) its series termination date; and (v) such other terms as the Transferor may deem appropriate (all such terms, the "Principal Terms" of such Series). Upon the issuance of an additional Series of Certificates, none of the Transferor, the Servicer, the Trustee or the Trust will be required or will intend to obtain the consent of any Certificateholder of any other Series previously issued by the Trust. However, as a condition of an Exchange, the holder of the Exchangeable Transferor Certificate will deliver to the Trustee written confirmation that the Exchange will not result in the Rating Agency reducing or withdrawing its rating of any Certificates of any outstanding Series. As used herein, "Rating Agency" means a nationally recognized rating organization selected by the Bank to rate any Series. The Transferor may offer any Series to the public or other investors under a Prospectus or other disclosure document (a "Disclosure Document") in offerings pursuant to this Prospectus or in transactions either registered under the Securities Act of 1933, as amended (the "Securities Act") or exempt from registration thereunder directly, through the Underwriter or one or more other underwriters, purchasers or placement agents, in fixed-price offerings or in negotiated transactions or otherwise. Any such series may be issued in fully registered or book-entry form in minimum denominations by the Transferor. Other Series have been issued by the Trust and may be issued concurrently herewith. The Transferor intends to offer, from time to time, additional Series issued by the Trust.

         Unless otherwise specified in the related Prospectus Supplement, the holder of the Exchangeable Transferor Certificate may perform Exchanges and define Principal Terms such that each Series issued by the Trust has a period during which amortization or accumulation of the principal amount thereof is intended to occur which may have a different length and begin on a different date than such period for any other Series. Further, one or more Series may be in their amortization or accumulation periods while other Series are not. Moreover, each Series may have the benefit of an Enhancement which is available only to such Series. Under the Pooling and Servicing Agreement, the Trustee will hold any such form of Enhancement only on behalf of the Series with respect to which it relates. The holder of the Exchangeable Transferor Certificate may deliver a different form of Enhancement agreement with respect to each Series. The holder of the Exchangeable Transferor Certificate may specify different certificate rates and monthly servicing fees with respect to each Series (or a particular Class within such Series). The holder of the Exchangeable Transferor Certificate will also have the option under the Pooling and Servicing Agreement to vary between Series the terms upon which a Series (or a particular Class within such Series) may be repurchased by the Transferor.

         Additionally, certain Series may be subordinated to other Series, or Classes within a Series may have different priorities. There will be no limit to the number of Exchanges that may be performed under the Pooling and Servicing Agreement.

         Under the Pooling and Servicing Agreement and pursuant to a Series Supplement, an Exchange may only occur upon the satisfaction of certain conditions provided in the Pooling and Servicing Agreement. Under the Pooling and Servicing Agreement, the holder of the Exchangeable Transferor Certificate may perform an Exchange by notifying the Trustee at least five days in advance of the date upon which the Exchange is to occur. Under the Pooling and Servicing Agreement, the notice will state the designation of any Series to be issued on the date of the Exchange and, with respect to each such Series: (i) its initial principal amount (or method for calculating such amount) which amount may not be greater than the current principal amount of the Exchangeable Transferor Certificate, (ii) its certificate rate (or method of calculating such rate) and (iii) the Enhancement Provider, if any, which is expected to provide credit support with respect to it. On the date of the Exchange, the Pooling and Servicing Agreement provides that the Trustee will authenticate any such Series only upon delivery to it of the following, among other things, (i) a Series Supplement specifying the Principal Terms of such Series, (ii) an opinion of counsel to the effect that, unless otherwise stated in the related Series Supplement, the certificates of such Series will be characterized as indebtedness for Federal income tax purposes under existing law, and that the issuance of such Series will not have a material adverse effect on the Federal income tax characterization of any outstanding Series, (iii) if required by the related Series Supplement, the form of Enhancement, (iv) if an Enhancement is required by the Series Supplement, an appropriate Enhancement agreement with respect thereto, (v) written confirmation from each Rating Agency that the Exchange will not result in such Rating Agency's reducing or withdrawing its rating on any then outstanding Series rated by it, (vi) the existing Exchangeable Transferor Certificate and, if applicable, the certificates representing the Series to be exchanged, and
(vii) an officer's certificate of the Transferor to the effect that on the date of the Exchange the Transferor, after giving effect to the Exchange, would not be required to add Receivables from Additional Accounts pursuant to the Pooling and Servicing Agreement, and the Transferor Interest averaged expressed as a percentage of the aggregate amount of Principal Receivables would be at least equal to a certain specified minimum percentage (the "Minimum Transferor Interest"). Upon satisfaction of such conditions, the Trustee will cancel the existing Exchangeable Transferor Certificate and the certificates of the exchanged Series, if applicable, and authenticate the new Series and a new Exchangeable Transferor Certificate.

Representations and Warranties

         The Transferor has made and will make certain representations and warranties to the Trust to the effect that, among other things, (a) as of the date of issuance of a Series (a "Series Closing Date"), the Transferor was duly incorporated and in good standing and that it has the authority to consummate the transactions contemplated by the Pooling and Servicing Agreement and (b) as of the relevant cut-off date for each Series as defined herein and in the related Prospectus Supplement (the "Series Cut-Off Dates") (or as of the date of the designation of Additional Accounts), each Account was an Eligible Account (as defined below). If (i) any of these representations and warranties proves to have been incorrect in any material respect when made, and continues to be incorrect for 60 days after notice to the Transferor by the Trustee or to the Transferor and the Trustee by the Certificateholders holding more than 50% of the Investor Interest of the related Series, and (ii) as a result the interests of the Certificateholders are materially and adversely affected, and continue to be materially and adversely affected during such period, then the Trustee or Certificateholders holding more than 50% of the Investor Interest may give notice to the Transferor (and to the Trustee in the latter instance) declaring that a Pay Out Event has occurred, thereby commencing the Rapid Amortization Period. See "--Pay Out Events."

         The Transferor has made and will make representations and warranties to the Trust relating to the Receivables to the effect, among other things, that (a) as of the Series Closing Date of the initial Series of Certificates, the 1992-1 Series issued by the Trust (the "Initial Closing Date"), each of the Receivables then existing was an Eligible Receivable (as defined below) and (b) as of the date of creation of any new Receivable, such Receivable is an Eligible Receivable and the representation and warranty set forth in clause (b) in the immediately following paragraph is true and correct with respect to such Receivable. In the event (i) of a breach of any representation and warranty set forth in this paragraph, within 60 days, or such longer period as may be agreed to by the Trustee, of the earlier to occur of the discovery of such breach by the Transferor or Servicer or receipt by the Transferor of written notice of such breach given by the Trustee, or, with respect to certain breaches relating to prior liens, immediately upon the earlier to occur of such discovery or notice and (ii) that as a result of such breach, the Receivables in the related Accounts are charged off as uncollectible, the Trust's rights in, to or under the Receivables or its proceeds are impaired or the proceeds of such Receivables are not available for any reason to the Trust free and clear of any lien, the Transferor shall accept reassignment of each Principal Receivable as to which such breach relates (an "Ineligible Receivable") on the terms and conditions set forth below; provided, however, that no such reassignment shall be required to be made with respect to such Ineligible Receivable if, on any day within the applicable period (or such longer period as may be agreed to by the Trustee), the representations and warranties with respect to such Ineligible Receivable shall then be true and correct in all material respects. The Transferor shall accept reassignment of each such Ineligible Receivable by (i) directing the Servicer to deduct the amount of each such Ineligible Receivable from the aggregate amount of Principal Receivables used to calculate the Transferor Interest and (ii) depositing into the Collection Account an amount equal to the finance charge at the annual percentage rate applicable to such Ineligible Receivable from the last date billed through the end of the Monthly Period in which such reassignment obligation arises. In the event that the exclusion of an Ineligible Receivable from the calculation of the Transferor Interest would cause the Transferor Interest to be a negative number, on the date of reassignment of such Ineligible Receivable the Transferor shall make a deposit in the Principal Account in immediately available funds in an amount equal to the amount by which the Transferor Interest would be reduced below zero. Any such deduction or deposit shall be considered a repayment in full of the Ineligible Receivable. The obligation of the Transferor to accept reassignment of any Ineligible Receivable is the sole remedy respecting any breach of the representations and warranties set forth in this paragraph with respect to such Receivable available to the Certificateholders or the Trustee on behalf of Certificateholders.

         The Transferor has made representations and warranties to the Trust to the effect, among other things, that as of the Initial Closing Date (a) the Pooling and Servicing Agreement constituted a legal, valid and binding obligation of the Transferor and (b) the transfer of Receivables by it to the Trust under the Pooling and Servicing Agreement constituted either a valid transfer and assignment to the Trust of all right, title and interest of the Transferor in and to the Receivables (other than Receivables in Additional Accounts), whether then existing or thereafter created and the proceeds thereof (including amounts in any of the accounts established for the benefit of Certificateholders) or the grant of a first priority perfected security interest in such Receivables (except for certain tax liens) and the proceeds thereof (including amounts in any of the accounts established for the benefit of Certificateholders), which is effective as to each such Receivable upon the creation thereof. In the event of a breach of any of the representations and warranties described in this paragraph, either the Trustee or the holders of certificates evidencing undivided interests in the Trust aggregating more than 50% of the Investor Interest of all Series outstanding, by written notice to the Transferor (and to the Trustee and the Servicer if given by the Certificateholders of all Series outstanding), may direct the Transferor to accept reassignment of the Trust Portfolio within 60 days of such notice, or within such longer period specified in such notice. The Transferor will be obligated to accept reassignment of the Trust Portfolio on a Distribution Date occurring within such applicable period. Such reassignment will not be required to be made, however, if at any time during such applicable period, or such longer period, the representations and warranties shall then be true and correct in all material respects. The deposit amount for such reassignment will be equal to the Invested Amount for all Series of Certificates required to be repurchased on the last day of the Monthly Period preceding the Distribution Date on which the reassignment is scheduled to be made less the amount, if any, previously allocated for payment of principal to such Certificateholders on such Distribution Date, plus an amount equal to all accrued and unpaid interest on such Certificates at the applicable certificate rate through such last day of such Monthly Period, less the amount transferred to the Distribution Account from the Finance Charge Account in respect of interest on such Certificates. The payment of the reassignment deposit amount and the transfer of all other amounts deposited for the preceding month in the Distribution Account will be considered a payment in full of the invested amount for all Series of Certificates required to be repurchased and will be distributed upon presentation and surrender of the Certificates for each such Series. If the Trustee or Certificateholder gives a notice as provided above, the obligation of the Transferor to make any such deposit will constitute the sole remedy respecting a breach of the representations and warranties available to the Trustee or such Certificateholders.

         An "Eligible Account" means, as of the Original Cut-Off Date (or, with respect to Additional Accounts, as of their date of designation for inclusion in the Trust), each Account owned by the Transferor (a) which was in existence and maintained with the Transferor, (b) which is payable in United States dollars, (c) the cardholder of which has provided, as his most recent billing address, an address located in the United States or its territories or possessions or any mailing address on any United States armed forces military base of operations, including APO and FPO addresses,
(d) which has not been classified by the Transferor in its computer files as being involved in a voluntary or involuntary bankruptcy proceeding, (e) which has not been identified as an Account with respect to which the related card has been lost or stolen, (f) which is not sold or pledged to any other party at the time of its inclusion in the Trust, (g) which does not have receivables which are sold or pledged to any other party at the time of their inclusion in the Trust, and (h) which is a VISA or MasterCard revolving credit card account.

         An "Eligible Receivable" means each Receivable (a) which has arisen under an Eligible Account, (b) which was created in compliance, in all material respects, with all requirements of law applicable to the Transferor, and pursuant to a credit card agreement which complies in all material respects with all requirements of law applicable to the Transferor, (c) with respect to which all consents, licenses or authorizations of, or registrations with, any governmental authority required to be obtained or given by the Transferor in connection with the creation of such Receivable or the execution, delivery, creation and performance by the Transferor of the related credit card agreement have been duly obtained or given and are in full force and effect as of the date of the creation of such Receivable, (d) as to which, at the time of its inclusion in the Trust, the Transferor or the Trust had good and marketable title free and clear of all liens and security interests arising under or through the Transferor (other than certain tax liens for taxes not then due or which the Transferor is contesting), (e) which is the legal, valid and binding payment obligation of the cardholder thereof, legally enforceable against such cardholder in accordance with its terms (with certain bankruptcy-related exceptions) and (f) which constitutes an "account" under
Article 9 of the UCC as then in effect in the State of Delaware.

         It is not required or anticipated that the Trustee will make any initial or periodic general examination of the Receivables or any records relating to the Receivables for the purpose of establishing the presence or absence of defects, compliance with the Transferor's representations and warranties or for any other purpose. The Servicer, however, will deliver to the Trustee on or before March 31 of each year an opinion of counsel with respect to the validity of the security interest of the Trust in and to the Receivables.

Addition of Accounts

         As described above in "The Receivables," the Transferor will have the right to designate for the Trust, from time to time, Additional Accounts to be included as Accounts. In addition, the Transferor will be required to designate Additional Accounts (i) if the average of the Transferor Interest for any 30 consecutive days expressed as a percentage of the aggregate amount of Principal Receivables is less than the Minimum Transferor Interest, or (ii) if, on the last day of any Monthly Period, the aggregate amount of Principal Receivables is less than the Minimum Aggregate Principal Receivables. Receivables from such Additional Accounts shall be transferred to the Trust on or before the tenth business day following such 30-day period or the last day of any Monthly Period, as the case may be. The Transferor will convey to the Trust its interest in all Receivables of such Additional Accounts, whether such Receivables are then existing or thereafter created. The total amount of Receivables in the Trust will fluctuate from day to day, because the amount of new Receivables arising in the Accounts and the amount of payments collected on existing Receivables usually differ each day.

         Each Additional Account must be an Eligible Account at the time of its designation. However, Additional Accounts may not be of the same credit quality as the initial Accounts. Additional Accounts may have been originated by the Transferor using credit criteria different from those which were applied by the Transferor to the initial Accounts or may have been acquired by the Transferor from a third-party financial institution which may have had different credit criteria.

         A conveyance by the Transferor to the Trust of Receivables in Additional Accounts is subject to the following conditions, among others:
(i) the Transferor shall give the Trustee, each Rating Agency and the Servicer written notice that such Additional Accounts will be included, which notice shall specify the approximate aggregate amount of the Receivables to be transferred; (ii) the Transferor shall have delivered to the Trustee a written assignment (including an acceptance by the Trustee on behalf of the Trust for the benefit of the Certificateholders) as provided in the Pooling and Servicing Agreement relating to such Additional Accounts (the "Assignment") and, within five (5) business days thereafter, the Transferor shall have delivered to the Trustee a computer file or microfiche list, dated the date of such Assignment, containing a true and complete list of such Additional Accounts; (iii) the Transferor shall represent and warrant that (x) each Additional Account is, as of the date the Account is selected to have its receivables added to the Trust (the "Addition Cut-Off Date"), an Eligible Account, and each Receivable in such Additional Account is, as of the Addition Cut-Off Date, an Eligible Receivable, (y) no selection procedures believed by the Transferor to be materially adverse to the interests of the Certificateholders were utilized in selecting the Additional Accounts from the available Eligible Accounts from the Bank Portfolio, and (z) as of the Addition Cut-Off Date, the Transferor is not insolvent; (iv) the Transferor shall deliver an opinion of counsel with respect to the security interest of the Trust in the Receivables in the Additional Accounts transferred to the Trust; and (v) the Trustee shall have received notice that the Rating Agency Condition has been satisfied with respect to such addition.

Removal of Accounts

         Subject to the conditions set forth in the next succeeding sentence, the Transferor may, but shall not be obligated to, designate from time to time, all Receivables from certain Accounts to be Removed Accounts, all Receivables in which shall be subject to deletion and removal from the Trust; provided, however, that the Transferor shall not make more than one such designation in any Monthly Period. The Transferor will be permitted to designate and require reassignment to it of the Receivables from Removed Accounts only upon satisfaction of the following conditions: (i) the removal of any Receivables of any Removed Accounts shall not, in the reasonable belief of the Transferor, cause a Pay Out Event for any Series to occur, cause the Transferor Interest expressed as a percentage of the aggregate amount of Principal Receivables to be less than the Minimum Transferor Interest on such date of removal, or result in the failure to make any payment specified in the related Series Supplement with respect to any Series; (ii) the Transferor shall have delivered to the Trustee for execution a written assignment and, within five business days thereafter, a computer file or microfiche list containing a true and complete list of all Removed Accounts identified by account number and the aggregate amount of the Receivables in such Removed Accounts; (iii) not more than 15% of the Trust Portfolio is more than 34 days delinquent; (iv) the Transferor shall represent and warrant that no selection procedures believed by the Transferor to be materially adverse to the interests of the Certificateholders were utilized in selecting the Removed Accounts to be removed from the Trust; (v) the Rating Agency shall have received notice of such proposed removal of Accounts and the Transferor shall not have received notice from the Rating Agency that such proposed removal will result in a downgrade of its then-current rating for any Series of Certificates; (vi) the Principal Receivables of the Removed Accounts shall not equal or exceed 5% of the aggregate amount of the Principal Receivables in the Trust at such time; provided, that if any Series has been paid in full, the Principal Receivables in such Removed Accounts may equal the initial invested amount of such Series; and (vii) the Transferor shall have delivered to the Trustee an officer's certificate confirming the items set forth in clauses (i) through (vi) above.

Collection and Other Servicing Procedures

         Pursuant to the Pooling and Servicing Agreement, the Servicer will be responsible for servicing and administering the Receivables in accordance with the Servicer's policies and procedures for servicing credit card receivables comparable to the Receivables. The Servicer will be required to maintain fidelity bond coverage insuring against losses through wrongdoing of its officers and employees who are involved in the servicing of credit card receivables covering such actions and in such amounts as the Servicer believes to be reasonable from time to time.

Trust Accounts

         The Trustee has established and maintains in the name of the Trust two separate accounts in a segregated trust account (which need not be a deposit account), a "Finance Charge Account" and a "Principal Account" for the benefit of the Certificateholders of each Series. The Trustee has also established a "Distribution Account" (a non-interest bearing segregated demand deposit account established with a "Qualified Institution" other than the Transferor). The Servicer has established and maintains, in the name of the Trust, for the benefit of Certificateholders of all Series, a "Collection Account," which is a non-interest bearing segregated account established and maintained with the Servicer or with a Qualified Institution, defined as a depository institution, which may include the Trustee, organized under the laws of the United States or any one of the states thereof, which at all times has a certificate of deposit rating of P-1 by Moody's Investors Service, Inc. (" Moody's") and of A-1+ by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") or long-term unsecured debt obligation (other than such obligation the rating of which is based on collateral or on the credit of a person other than such institution or trust company) rating of Aa3 by Moody's and AA- by Standard & Poor's and deposit insurance provided by either the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"), each administered by the FDIC, or a depository institution, which may include the Trustee, which is acceptable to the Rating Agency. Funds in the Principal Account and the Finance Charge Account will be invested, at the direction of the Servicer, in (i) obligations fully guaranteed by the United States of America, (ii) demand deposits, time deposits or certificates of deposit of depository institutions or trust companies, the certificates of deposit of which have the highest rating from Moody's and Standard & Poor's, (iii) commercial paper having, at the time of the Trust's investment, a rating in the highest rating category from Moody's and Standard & Poor's, (iv) bankers acceptances issued by any depository institution or trust company described in clause (ii) above, (v) money market funds which have the highest rating from, or have otherwise been approved in writing by, Moody's and Standard & Poor's, (vi) certain open end diversified investment companies, and (vii) any other investment if the Rating Agency confirms in writing that such investment will not adversely affect its then-current rating of the Certificates (such investments, "Permitted Investments"). Any earnings (net of losses and investment expenses) on funds in the Finance Charge Account or the Principal Account will be paid to the Transferor. The Servicer has the revocable power to withdraw funds from the Collection Account and to instruct the Trustee to make withdrawals and payments from the Finance Charge Account and the Principal Account for the purpose of carrying out the Servicer's duties under the Pooling and Servicing Agreement. The Paying Agent specified in the Pooling and Servicing Agreement has the revocable power to withdraw funds from the Distribution Account for the purpose of making distributions to the Certificateholders.

Discount Receivables

         The Pooling and Servicing Agreement provides that 1.3% (the "Yield Factor") of the amount of Receivables consisting of amounts charged by cardholders for goods and services and cash advances will be treated as Finance Charge Receivables (the "Discount Receivables"). On the date of processing of any collections, the product of the Yield Factor and collections of Receivables consisting of amounts charged by cardholders for goods and services and cash advances on such day which otherwise would be Principal Receivables will be deemed "Discount Receivable Collections." An amount equal to the product of (i) the Investor Percentage with respect to Finance Charge Receivables for each Series of Certificates issued and outstanding and (ii) the amount of such Discount Receivable Collections will be deposited by the Servicer into the Collection Account and an amount equal to the product of (i) the Transferor Percentage and (ii) the amount of the Discount Receivable Collections will be paid to the holder of the Exchangeable Transferor Certificate. The former amount deposited into the Collection Account will be applied as provided below regarding payments with respect to Finance Charge Receivables. The Transferor may at any time increase the Yield Factor to a fixed percentage up to 4%; provided that the Transferor must provide 30 days' prior written notice to the Servicer, the Trustee, any Enhancement Provider and the Rating Agency of any such designation, and such designation will become effective on the date specified therein only if (i) in the reasonable belief of the Transferor such designation would not cause a Pay Out Event to occur or an event which, with notice or the lapse of time or both, would constitute a Pay Out Event and (ii) the Rating Agency confirms in writing its then-current rating on any outstanding series.

Investor Percentage and Transferor Percentage

         The Servicer will allocate between the Invested Amount of each Series issued by the Trust (and between each Class of each Series) and the Transferor Interest, and, in certain circumstances, the interest of certain Enhancement Providers, all amounts collected on Finance Charge Receivables, all amounts collected on Principal Receivables and all Receivables in Defaulted Accounts. The Servicer will make each allocation by reference to the applicable Investor Percentage of each Series and the Transferor Percentage, and, in certain circumstances, the percentage interest of certain Enhancement Providers (the "Enhancement Percentage") with respect to such Series. The Prospectus Supplement relating to a Series will specify the Investor Percentage and, if applicable, the Enhancement Percentage (or the method of calculating such percentage) with respect to the allocations of collections of Principal Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts during the Revolving Period and any Amortization Period, as applicable. In addition, for each Series of Certificates having more than one Class, the related Prospectus Supplement will specify the method of allocation between each Class.

         The Transferor Percentage will, in all cases, be equal to 100% minus the aggregate Investor Percentages and, if applicable, the Enhancement Percentages, for all Series then outstanding.

Application of Collections

         Allocations. Except as otherwise provided below or in a Series Supplement, the Servicer will deposit into the Collection Account, no later than the second business day following the date of processing, any payment collected by the Servicer on the Receivables; provided, however, that the Servicer need not deposit amounts to be paid to the holder of the Exchangeable Transferor Certificate and certain amounts allocated to Certificateholders of a Series, as specified in the related Series Supplement, into the Collection Account, and provided, further, that for as long as the Bank remains the Servicer under the Pooling and Servicing Agreement, and (a)(i) the Servicer provides to the Trustee a letter of credit covering collection risk of the Servicer acceptable to the Rating Agency and (ii) the Transferor shall not have received a notice from the Rating Agency that such letter of credit would result in the lowering of such Rating Agency's then existing rating of any Series of Certificates then outstanding, or (b) the Servicer has and maintains a certificate of deposit rating of P-1 by Moody's and of A-1 by Standard & Poor's and deposit insurance provided by either BIF or SAIF, then the Servicer may make such deposits and payments on the business day immediately prior to the Distribution Date (the "Transfer Date") in an amount equal to the net amount of such deposits and payments which would have been made had the conditions of this proviso not applied.

         Any amounts collected in respect of Principal Receivables not paid to the Transferor because the Transferor Interest expressed as a percentage of the aggregate amount of Principal Receivables has been reduced below the Minimum Transferor Interest ("Unallocated Principal Collections"), together with any adjustment payments, as described below, will be held in the Collection Account and only paid to the Transferor if and to the extent that such percentage with respect to the Transferor Interest is greater than the Minimum Transferor Interest. Unallocated Principal Collections will be applied to principal shortfalls for each Series on the applicable Transfer Date. If principal shortfalls for all Series exceed Unallocated Principal Collections for any Monthly Period, Unallocated Principal Collections will be allocated pro rata among the applicable Series based on the relative amounts of principal shortfalls.

Funding Period

         For any Series of Certificates, the related Prospectus Supplement may specify that for a period beginning on the Series Closing Date and ending on a specified date before the commencement of an Amortization Period or Accumulation Period with respect to such Series (the "Funding Period"), the aggregate amount of Principal Receivables in the Trust allocable to such Series may be less than the aggregate principal amount of the Certificates of such Series and that the amount of such deficiency (the "Pre-Funding Amount") will be held in a trust account established with the Trustee for the benefit of the Certificateholders of such Series (the "Pre-Funding Account") pending the transfer of additional Receivables to the Trust or pending the reduction of the Invested Amounts of other Series. The related Prospectus Supplement will specify the initial Invested Amount with respect to such Series, the aggregate principal amount of the Certificates of such Series (the "Full Invested Amount") and the date by which the Invested Amount is expected to equal the Full Invested Amount. The Invested Amount of such a Series will increase as Receivables are delivered to the Trust or as the Invested Amounts of other Series are reduced. The Invested Amount may also decrease due to Investor Charge-Offs as provided in the related Prospectus Supplement.

         During the Funding Period, funds on deposit in the Pre-Funding Account for a Series of Certificates will be withdrawn and paid to the Transferor to the extent of any increases in the Invested Amount. In the event that the Invested Amount does not for any reason equal the Full Invested Amount by the end of the Funding Period, any amount remaining in the Pre-Funding Account and any additional amounts specified in the related Prospectus Supplement will be payable to the Certificateholders of such Series in the manner and at such time as set forth in the related Prospectus Supplement.

         If so specified in the related Prospectus Supplement, monies in the Pre-Funding Account will be invested by the Trustee in Permitted Investments or will be subject to a guaranteed rate or investment agreement or other similar arrangement, and, in connection with each Distribution Date during the Funding Period, investment earnings on funds in the Pre-Funding Account during the related Monthly Period will be withdrawn from the Pre-Funding Account and deposited, together with any applicable payment under a guaranteed rate or investment agreement or other similar arrangement, into the Collection Account for distribution in respect of interest on the Certificates of the related Series in the manner specified in the related Prospectus Supplement.

Defaulted Receivables; Rebates and Fraudulent Charges

         For each Series of Certificates, on the first business day on or before the eighth calendar day prior to each Distribution Date (the "Determination Date"), the Servicer will calculate the Investor Default Amount for the preceding Monthly Period. Receivables in any Account will be charged off as uncollectible in accordance with the Servicer's customary and usual policies and procedures for servicing its own comparable credit card accounts (such an Account, a "Defaulted Account"). The term "Default Amount" means, for any Monthly Period, an amount (which shall not be less than zero) equal to (a) the aggregate amount of Principal Receivables (other than Ineligible Receivables) in Defaulted Accounts on the day such Account became a Defaulted Account for each day in such Monthly Period minus (b) the aggregate amount of Recoveries received in such Monthly Period. A portion of the Default Amount (the "Investor Default Amount") will be allocated to the Certificateholders for each Distribution Date in an amount equal to the product of the Investor Percentage for the relevant Series applicable during the related Monthly Period and the Default Amount for such related Monthly Period. In the case of a Series of Certificates having more than one Class, the Investor Default Amount will be allocated among the Classes in the manner described in the related Prospectus Supplement. If so provided in the related Prospectus Supplement, an amount equal to the Investor Default Amount for any Monthly Period may be paid from other amounts, including from Enhancement, and applied to pay principal to Certificateholders or the holder of the Exchangeable Transferor Certificate, as appropriate. In the case of a Series of Certificates having one or more Classes of Subordinated Certificates, the related Prospectus Supplement may provide that all or a portion of amounts otherwise allocable to such Subordinated Certificates may be paid to the Holders of the Senior Certificates to make up any Investor Default Amount allocable to such Holders of the Senior Certificates.

         If the Servicer adjusts the amount of any Principal Receivable because of transactions occurring in respect of a rebate or refund to a cardholder, or because such Principal Receivable was created in respect of merchandise which was refused or returned by a cardholder, then the amount of the Transferor Interest in the Trust will be reduced, on a net basis, by the amount of the adjustment. In addition, the Transferor Interest in the Trust will be reduced, on a net basis, as a result of transactions in respect of any Principal Receivable which was discovered as having been created through a fraudulent or counterfeit charge.

Investor Charge-Offs

         With respect to each Series of Certificates, if the amount payable on a Distribution Date or other specified date in respect of interest on the Certificates, the Investor Servicing Fee (unless otherwise specified in the related Prospectus Supplement), the Investor Default Amount and other required fees exceeds the amount on deposit in the Collection Account available therefor, available Enhancement amounts, if any, and amounts available from other specified sources, then the Invested Amount with respect to such Series will be reduced by the amount of such excess, but not more than the Investor Default Amount (an "Investor Charge-Off"). Investor Charge-Offs will be reimbursed on any Distribution Date to the extent amounts on deposit in the Collection Account and otherwise available therefor exceed such interest, fees and any aggregate Investor Default Amount payable on such date. Such reimbursement of Investor Charge-Offs will result in an increase in the Invested Amount with respect to such Series. In the case of a Series of Certificates having more than one Class, the related Prospectus Supplement will describe the manner and priority of allocating Investor Charge-Offs and reimbursements thereof among the Invested Amounts of the Classes.

Defeasance

         If so specified in the related Prospectus Supplement relating to a Series, the Transferor may terminate its substantive obligations in respect of such Series or the Trust by depositing with the Trustee, from amounts representing, or acquired with, collections of Receivables, money or Permitted Investments sufficient to make all remaining scheduled interest and principal payments on such Series or all outstanding Series of Certificates of the Trust, as the case may be, on the dates scheduled for such payments and to pay all amounts owing to any Enhancement Provider with respect to such Series or all outstanding Series, as the case may be, if such action would not result in a Pay Out Event for any Series. Prior to its first exercise of its right to substitute money or Permitted Investments for Receivables, the Transferor will deliver to the Trustee (i) an opinion of counsel to the effect that such deposit and termination of obligations will not result in the Trust being required to register as an "investment company" within the meaning of the Investment Company Act of 1940, as amended and (ii) an opinion of counsel to the effect that, for Federal income tax purposes, (a) such action will not adversely affect the tax characterization as debt of Certificates of such Series or Class that were characterized as debt at the time of their issuance, (b) following such action the Trust will not be deemed to be an association (or publicly traded partnership) taxable as a corporation and (c) such action will not cause or constitute an event in which gain or loss would be recognized by any Certificateholder or the Trust (an opinion of counsel with respect to any matter to the effect referred to in clause (ii) with respect to any action is referred to herein as a "Tax Opinion").

Final Payment of Principal; Termination

         With respect to each Series, the Certificates will be subject to optional repurchase by the Transferor on any Distribution Date after the Invested Amount of such Series is reduced to an amount less than or equal to the percentage of the initial outstanding principal amount of the Certificates specified in the related Prospectus Supplement, if certain conditions set forth in the Pooling and Servicing Agreement are met. Unless otherwise specified in the related Prospectus Supplement, the repurchase price will be equal to the Invested Amount of such Series (less the amount, if any, on deposit in any Principal Funding Account with respect to such Series), plus accrued and unpaid interest on the Certificates.

         The Certificates of each Series will be retired on the day following the Distribution Date on which the final payment of principal is scheduled to be made to the Certificateholders, whether as a result of optional reassignment to the Transferor or otherwise. Each Prospectus Supplement will specify the final date on which principal and interest with respect to the related Series of Certificates will be scheduled to be distributed (the "Stated Series Termination Date"); provided, however, that the Certificates may be subject to prior termination as provided above. If the Invested Amount is greater than zero on the Stated Series Termination Date, the Trustee will be required to sell or cause to be sold certain Receivables allocable to such Series in the manner provided in the Pooling and Servicing Agreement and Series Supplement and to pay the net proceeds of such sale and any collections on the Receivables, up to an amount equal to the sum of the Invested Amount plus accrued interest due on the Certificates and any other amounts specified in the related Prospectus Supplement, to the Certificateholders of such Series on such Stated Series Termination Date as final payment of the Certificates.

         Unless the Servicer and the holder of the Exchangeable Transferor Certificate instruct the Trustee otherwise, the Trust will terminate on the earlier of (a) the day after the Distribution Date with respect to any Series following the date on which funds shall have been deposited in the Distribution Account for the payment to Certificateholders of each Series outstanding sufficient to pay in full the aggregate Investor Interest of all Series outstanding plus accrued interest thereon at the applicable certificate rates through the end of the related Monthly Period, or (b) August 1, 2032. Upon the termination of the Trust and the surrender of the Exchangeable Transferor Certificate, the Trustee shall convey to the holder of the Exchangeable Transferor Certificate all right, title and interest of the Trust in and to the Receivables and other funds of the Trust (other than funds on deposit in the Distribution Account and other similar bank accounts of the Trust with respect to other Series).

Pay Out Events

         Unless otherwise specified in the related Prospectus Supplement, as described above, the Revolving Period will continue through the date specified in the related Prospectus Supplement unless a Pay Out Event occurs prior to such date. A "Pay Out Event" occurs with respect to all Series issued by the Trust upon the occurrence of either of the following events:

                  (a) certain events of insolvency or receivership relating to the Transferor; or

                  (b) the Trust becomes subject to regulation as an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         In addition, a Pay Out Event may occur with respect to any Series upon the occurrence of any other event specified in the related Prospectus Supplement. On the date on which a Pay Out Event is deemed to have occurred, the Rapid Amortization Period will commence. If, because of the occurrence of a Pay Out Event, the Rapid Amortization Period begins earlier than the scheduled commencement of a Controlled Amortization Period or an Accumulation Period or prior to a Scheduled Payment Date, Certificateholders will begin receiving distributions of principal earlier than they otherwise would have, which may shorten the average life of the Certificates.

         If the only Pay Out Event to occur is either the insolvency of the Transferor or the appointment of a receiver or conservator for the Transferor, the receiver or conservator for the Transferor may have the power to delay or prevent commencement of the Rapid Amortization Period.

         In addition to the consequences of a Pay Out Event discussed above, unless otherwise specified in the related Prospectus Supplement, if pursuant to certain provisions of Federal law, the Transferor voluntarily enters liquidation or a receiver is appointed for the Transferor, on the day of such event the Transferor will immediately cease to transfer Principal Receivables to the Trust and promptly give notice to the Trustee of such event. Within 15 days, the Trustee will publish a notice of the liquidation or the appointment stating that the Trustee intends to sell, dispose of, or otherwise liquidate the Receivables in a commercially reasonable manner. Unless otherwise instructed within a specified period by Certificateholders representing undivided interests aggregating more than 50% of the Invested Amount of each such Series (or if any Series has more than one Class, of each Class, and any other person specified in the Pooling and Servicing Agreement) issued and outstanding, the Trustee will sell, dispose of, or otherwise liquidate the portion of the Receivables allocated to the Certificates and the Receivables allocable to other Series with respect to which all outstanding Classes did not vote to continue the Trust in accordance with the Pooling and Servicing Agreement in a commercially reasonable manner and on commercially reasonable terms. The proceeds from the sale, disposition or liquidation of the Receivables will be treated as collections of the Receivables and applied with respect to such Series as provided above in "--Application of Collections" and in the related Prospectus Supplement.

         If the only Pay Out Event to occur is either the insolvency of the Transferor or the appointment of a conservator or receiver for the Transferor, the conservator or receiver may have the power to prevent the early sale, liquidation or disposition of the Receivables and the commencement of the Rapid Amortization Period. In addition, a conservator or receiver may have the power to cause the early sale of the Receivables and the early retirement of the Certificates. See "Certain Legal Aspects of the Receivables--Certain Matters Relating to Receivership."

Certain Matters Regarding the Transferor and the Servicer

         First USA Bank, National Association will service the Receivables (in such capacity, the "Servicer"). The principal executive office of the Bank is located at 201 North Walnut Street, Wilmington, Delaware 19801, telephone number (302) 594-4000. The Servicer will receive a fee as servicing compensation from the Trust in respect of each Series in the amounts and at the times specified in the related Prospectus Supplement (the "Investor Servicing Fee"). The Investor Servicing Fee may be payable from Finance Charge Receivables, Interchange or other amounts as specified in the related Prospectus Supplement.

         The Servicer may not resign from its obligations and duties under the Pooling and Servicing Agreement, except upon determination that performance of its duties is no longer permissible under applicable law. No such resignation will become effective until the Trustee or a successor to the Servicer has assumed the Servicer's responsibilities and obligations under the Pooling and Servicing Agreement. The Bank, as initial Servicer, has delegated some of its servicing duties to FDR; however, such delegation does not relieve it of its obligation to perform such duties in accordance with the Pooling and Servicing Agreement.

         The Pooling and Servicing Agreement provides that the Servicer will indemnify the Trust and Trustee from and against any reasonable loss, liability, expense, damage or injury suffered or sustained by reason of any acts or omissions or alleged acts or omissions of the Servicer with respect to the activities of the Trust or the Trustee; provided, however, that the Servicer shall not indemnify (a) the Trustee for liabilities imposed by reason of fraud, negligence, or willful misconduct by the Trustee in the performance of its duties under the Pooling and Servicing Agreement, (b) the Trust, the Certificateholders or the Certificate Owners for liabilities arising from actions taken by the Trustee at the request of Certificateholders, (c) the Trust, the Certificateholders or the Certificate Owners for any losses, claims, damages or liabilities incurred by any of them in their capacities as investors, including without limitation, losses incurred as a result of defaulted Receivables or Receivables which are written off as uncollectible or (d) the Trust, the Certificateholders or the Certificate Owners for any liabilities, costs or expenses of the Trust, the Certificateholders or the Certificate Owners arising under any tax law, including without limitation, any Federal, state or local income or franchise tax or any other tax imposed on or measured by income (or any interest or penalties with respect thereto or arising from a failure to comply therewith) required to be paid by the Trust, the Certificateholders or the Certificate Owners in connection with the Pooling and Servicing Agreement to any taxing authority.

         In addition, the Pooling and Servicing Agreement provides that, subject to certain exceptions, the Transferor will indemnify the Trust and the Trustee from and against any reasonable loss, liability, expense, damage or injury arising out of or based upon the arrangement created by the Pooling and Servicing Agreement as though the Pooling and Servicing Agreement created a partnership under the New York Uniform Partnership Act in which the Transferor is a general partner.

         The Pooling and Servicing Agreement provides that neither the Transferor nor the Servicer nor any of their respective directors, officers, employees or agents will be under any other liability to the Trust, the Certificateholders or any other person for any action taken, or for refraining from taking any action, in good faith pursuant to the Pooling and Servicing Agreement. Neither the Transferor, the Servicer, nor any of their respective directors, officers, employees or agents will be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence of the Transferor, the Servicer or any such person in the performance of its duties or by reason of reckless disregard of obligations and duties thereunder. In addition, the Pooling and Servicing Agreement provides that the Servicer is not under any obligation to appear in, prosecute or defend any legal action which is not incidental to its servicing responsibilities under the Pooling and Servicing Agreement and which in its opinion may expose it to any expense or liability.

         The Pooling and Servicing Agreement provides that, in addition to Exchanges, the Transferor may transfer its interest in a portion of the Exchangeable Transferor Certificate, provided that prior to any such transfer (a) the Trustee receives written notification from each Rating Agency that such transfer will not result in a lowering of its then-existing rating of the Certificates rated by it and (b) the Trustee receives a written opinion of counsel confirming that such transfer would not adversely affect the treatment of the Certificates for each outstanding Series as debt for Federal income tax purposes.

         Any person into which, in accordance with the Pooling and Servicing Agreement, the Transferor or the Servicer may be merged or consolidated or any person resulting from any merger or consolidation to which the Transferor or the Servicer is a party, or any person succeeding to the business of the Transferor or the Servicer, upon execution of a supplement to the Pooling and Servicing Agreement and delivery of an opinion of counsel with respect to the compliance of the transaction with the applicable provisions of the Pooling and Servicing Agreement, will be the successor to the Transferor or the Servicer, as the case may be, under the Pooling and Servicing Agreement.

Servicer Default

         In the event of any Servicer Default (as defined below), either the Trustee or Certificateholders representing undivided interests aggregating more than 50% of the aggregate investor interests for all outstanding Series of Certificates, by written notice to the Servicer (and to the Trustee if given by the Certificateholders), may terminate all of the rights and obligations of the Servicer as servicer under the Pooling and Servicing Agreement and in and to the Receivables and the proceeds thereof and the Trustee may appoint a new Servicer (a "Service Transfer"). The rights and interest of the Transferor under the Pooling and Servicing Agreement and in the Transferor Interest will not be affected by such termination. The Trustee shall as promptly as possible appoint a successor Servicer. If no such Servicer has been appointed and has accepted such appointment by the time the Servicer ceases to act as Servicer, all authority, power and obligations of the Servicer under the Pooling and Servicing Agreement shall pass to and be vested in the Trustee. If the Trustee is unable to obtain any bids from eligible servicers and the Servicer delivers an officer's certificate to the effect that it cannot in good faith cure the Servicer Default which gave rise to a transfer of servicing, and if the Trustee is legally unable to act as successor Servicer, then the Trustee shall give the Transferor the right of first refusal to purchase the Receivables on terms equivalent to the best purchase offer as determined by the Trustee.

         A "Servicer Default" refers to any of the following events:

                  (a) failure by the Servicer to make any payment, transfer or deposit, or to give instructions to the Trustee to make certain payments, transfers or deposits, on the date the Servicer is required to do so under the Pooling and Servicing Agreement or any Series Supplement (or within the applicable grace period, which shall not exceed five (5) business days);

                  (b) failure on the part of the Servicer duly to observe or perform in any respect any other covenants or agreements of the Servicer which has a material adverse effect on the Certificateholders of any Series then outstanding and which continues unremedied for a period of sixty (60) days after written notice and continues to have a material adverse effect on the Certificateholders of any Series, including the Certificates (which determination shall be made without regard to whether funds are available from any Enhancement), then outstanding for such period; or the delegation by the Servicer of its duties under the Pooling and Servicing Agreement, except as specifically permitted thereunder;

                  (c) any representation, warranty or certification made by the Servicer in the Pooling and Servicing Agreement, or in any certificate delivered pursuant to the Pooling and Servicing Agreement, proves to have been incorrect when made which has a material adverse effect on the Certificateholders of any Series, including the Certificates (which determination shall be made without regard to whether funds are available from any Enhancement), then outstanding, and which continues to be incorrect in any material respect for a period of 60 days after written notice and continues to have a material adverse effect on such Certificateholders for such period; or

                  (d) the occurrence of certain events of bankruptcy, insolvency or receivership of the Servicer.

         Notwithstanding the foregoing, a delay in or failure of performance referred to in clause (a) above for a period of ten (10) business days, or referred to under clause (b) or (c) for a period of sixty
(60) business days, shall not constitute a Servicer Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or other similar occurrence. Upon the occurrence of any such event, the Servicer shall not be relieved from using its best efforts to perform its obligations in a timely manner in accordance with the terms of the Pooling and Servicing Agreement, and the Servicer shall provide the Trustee, any Enhancement Provider, the Transferor and the holders of Certificates of all Series outstanding prompt notice of such failure or delay by it, together with a description of the cause of such failure or delay and its efforts to perform its obligations.

         In the event of a Servicer Default, if a conservator or receiver is appointed for the Servicer and no Servicer Default other than such conservatorship or receivership or the insolvency of the Servicer exists, the conservator or receiver may have the power to prevent either the Trustee or the majority of the Certificateholders from effecting a Service Transfer.

Reports to Certificateholders

         Unless otherwise specified in the related Prospectus Supplement, for each Series of Certificates, on each Distribution Date, or as soon thereafter as is practicable, as specified in the related Prospectus Supplement, the Trustee or any Paying Agent appointed by the Trustee will forward to each Certificateholder of record a statement prepared by the Servicer setting forth certain information with respect to the Trust and the Certificates of each Series, including, among other things: (a) the total amount distributed, (b) the amount of the distribution allocable to principal of the Certificates, (c) the amount of distribution on such Distribution Date allocable to interest on the Certificates, (d) the amount of collections of Principal Receivables processed during the preceding month or months since the last Distribution Date and allocated in respect of the Certificates, (e) the amount of collections of Finance Charge Receivables processed during the related Monthly Period and allocated in respect of the Certificates, (f) the Investor Percentage for the related Monthly Period, (g) the aggregate outstanding balance of Accounts which are 35 or more days contractually delinquent, by class of delinquency, as of the end of the last day of the related Monthly Period, (h) the applicable Investor Default Amount for the related Monthly Period, (i) the applicable Investor Charge-Offs for the related Monthly Period and the amount of Investor Charge-Offs reimbursed on the Transfer Date immediately preceding the Distribution Date, (j) the amount of the Investor Servicing Fee for the related Monthly Period, (k) the Invested Amount at the close of business on the last day of the related Monthly Period, and (l) the amount available, if any, pursuant to the applicable Enhancement.

         On or before January 31 of each calendar year or such other date as specified in the related Prospectus Supplement, the Trustee or any Paying Agent appointed by the Trustee will furnish to each person who at any time during the preceding calendar year was a Certificateholder of record, a statement prepared by the Servicer containing the information required to be contained in the regular monthly report to Certificateholders, as set forth in clauses (a), (b) and (c) above aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder, together with such other customary information (consistent with the treatment of the Certificates as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Certificateholders to prepare their United States tax returns.

Reports; Notices

         With respect to any Series issued prior to 2001 which is listed on the Luxembourg Stock Exchange, the Trustee will publish or will cause to be published following each Distribution Date in a daily newspaper in Luxembourg (expected to be the Luxemburger Wort) a notice to the effect that the information set forth in the foregoing paragraph will be available for review at the main office of the listing agent of the Trust in Luxembourg, Luxembourg.

         In addition, with respect to such Series, notices to Certificateholders will be given by publication in a daily newspaper in Luxembourg, which is expected to be the Luxemburger Wort. In the event that Definitive Certificates are issued, notices to Certificateholders will also be given by mail to the addresses of such holders as they appear in the Certificate Register referred to in the Pooling and Servicing Agreement.

Evidence as to Compliance

         The Pooling and Servicing Agreement provides that the Servicer will cause a firm of independent public accountants to furnish to the Trustee on an annual basis a report to the effect that such firm has reviewed the Servicer's computer reports regarding the Receivables, including information regarding delinquencies, charge-offs and yield and that such reports are in agreement with monthly statements prepared by the Servicer and distributed to the Trustee and the Certificateholders, except as set forth in such report.

         The Pooling and Servicing Agreement provides that the Servicer will cause a firm of independent public accountants to furnish to the Trustee on an annual basis a report to the effect that such firm has made a study and evaluation in accordance with generally accepted auditing standards of the Servicer's internal accounting controls relative to the servicing of the Accounts and that, on the basis of such examination, such firm is of the opinion (assuming the accuracy of reports by the Servicer's third party agents) that the system of internal controls in effect for the reporting period relating to servicing procedures performed by the Servicer, taken as a whole, provided reasonable assurance that the internal control system was sufficient for the prevention and detection of errors and irregularities and that such servicing was conducted in compliance with such provisions of the Pooling and Servicing Agreement with which such accountants can reasonably be expected to possess adequate knowledge of the subject matter, which are susceptible of positive assurance by such accountants and for which their professional competence is relevant, except for such exceptions as such firm shall believe to be immaterial and such other exceptions as shall be set forth in such statement.

         The Pooling and Servicing Agreement also provides for delivery to the Trustee, on or before a certain date each year, of a certificate signed by an officer of the Servicer stating that the Servicer has fulfilled its obligations under the Pooling and Servicing Agreement throughout the preceding twelve months or, if there has been a default in the fulfillment of any such obligations, describing each such default.

Amendments

         The Pooling and Servicing Agreement and any Series Supplement may be amended by the Transferor, the Servicer and the Trustee, without the consent of Certificateholders of any Series then outstanding for any purpose, provided that (i) the Transferor shall deliver an opinion of counsel acceptable to the Trustee to the effect that such amendment will not adversely affect in any material respect the interest of such Certificateholders, and (ii) the Rating Agency Condition will be satisfied with respect to such amendment. Such an amendment may be entered into in order to comply with or obtain the benefits of certain current and future tax legislation (such as the legislation creating FASITs) as described below under "Certain U.S. Federal Income Tax Consequences-FASIT Legislation" or to modify the provisions of the Pooling and Servicing Agreement to be consistent with accounting requirements for off balance sheet treatment for Receivables in the Trust.

         The Pooling and Servicing Agreement and the Series Supplement may be amended by the Transferor, the Servicer and the Trustee with the consent of the holders of Certificates evidencing undivided interests aggregating not less than 66 2/3% of the Investor Interests of each Series adversely affected, for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or the Series Supplement or of modifying in any manner the rights of Certificateholders of any then outstanding Series. No such amendment, however, may (a) reduce in any manner the amount of, or delay the timing of, distributions required to be made on any such Series, (b) change the definition of or the manner of calculating the interest of any Certificateholder of such Series, or (c) reduce the aforesaid percentage of undivided interests the holders of which are required to consent to any such amendment, in each case without the consent of all Certificateholders of all Series adversely affected.

         By purchasing an interest in the Certificates, each Certificateholder will be deemed to have consented to amendments to the Pooling and Servicing Agreement to satisfy accounting requirements for off balance sheet treatment for Receivables in the Trust, including amendments providing for the transfer of Receivables and the Transferor Interest to a newly formed bankruptcy remote special purpose entity that would then transfer the Receivables to the Trust. Promptly following the execution of any amendment to the Pooling and Servicing Agreement, the Trustee will furnish written notice of the substance of such amendment to each Certificateholder. Any Series Supplement and any amendments regarding the addition or removal of Receivables from the Trust will not be considered an amendment requiring Certificateholder consent under the provisions of the Pooling and Servicing Agreement and any Series Supplement.

List of Certificateholders

         With respect to each Series of Certificates, upon written request of Certificateholders of record representing undivided interests in the Trust aggregating not less than 10% (or such other percentage specified in the related Prospectus Supplement) of the Invested Amount of a Series, the Trustee after having been adequately indemnified by such Certificateholders for its costs and expenses, and having given the Servicer notice that such request has been made, will afford such Certificateholders access during business hours to the current list of Certificateholders of the Trust for purposes of communicating with other Certificateholders with respect to their rights under the Pooling and Servicing Agreement. See "--Book-Entry Registration" and "--Definitive Certificates" above.

The Trustee

         The Bank of New York (Delaware) is currently the Trustee under the Pooling and Servicing Agreement. The Transferor, the Servicer and their respective affiliates may from time to time enter into normal banking and trustee relationships with the Trustee and its affiliates. The Trustee, the Transferor, the Servicer and any of their respective affiliates may hold Certificates in their own names. In addition, for purposes of meeting the legal requirements of certain local jurisdictions, the Trustee shall have the power to appoint a co-trustee or separate trustees of all or any part of the Trust. In the event of such appointment, all rights, powers, duties and obligations conferred or imposed upon the Trustee by the Pooling and Servicing Agreement shall be conferred or imposed upon the Trustee and such separate trustee or co-trustee jointly, or, in any jurisdiction in which the Trustee shall be incompetent or unqualified to perform certain acts, singly upon such separate trustee or co-trustee who shall exercise and perform such rights, powers, duties and obligations solely at the direction of the Trustee.

         The Trustee may resign at any time, in which event the Transferor will be obligated to appoint a successor Trustee. The Transferor may also remove the Trustee if the Trustee ceases to be eligible to continue as such under the Pooling and Servicing Agreement or if the Trustee becomes insolvent. In such circumstances, the Transferor will be obligated to appoint a successor Trustee. Any resignation or removal of the Trustee and appointment of a successor Trustee does not become effective until acceptance of the appointment by the successor Trustee.

                                Enhancement

General

         For any Series, "Enhancement" may be provided with respect to one or more Classes thereof. Enhancement may be in the form of the subordination of one or more Classes of the Certificates of such Series, the establishment of a cash collateral guaranty or account, a letter of credit, a surety bond, an insurance policy, a spread account, a reserve account, the use of cross support features or another method of Enhancement described in the related Prospectus Supplement, or any combination of the foregoing. If so specified in the related Prospectus Supplement, any form of Enhancement may be structured so as to be drawn upon by more than one Class to the extent described therein.

         The type, characteristics and amount of the Enhancement for any Series or Class will be determined based on several factors, including the characteristics of the Receivables and Accounts included in the Trust Portfolio as of the Closing Date with respect to such Series and the desired rating for each Class, and will be established on the basis of requirements of each Rating Agency rating the Certificates of such Series or Class.

         Unless otherwise specified in the related Prospectus Supplement for a Series, the Enhancement will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance of the Certificates and interest thereon. If losses occur which exceed the amount covered by the Enhancement or which are not covered by the Enhancement, Certificateholders will bear their allocable share of deficiencies.

         If Enhancement is provided with respect to a Series, the related Prospectus Supplement will include a description of (a) the amount payable under such Enhancement, (b) any conditions to payment thereunder not otherwise described herein, (c) the conditions (if any) under which the amount payable under such Enhancement may be reduced and under which such Enhancement may be terminated or replaced and (d) any material provision of any agreement relating to such Enhancement. Additionally, the related Prospectus Supplement may set forth certain information with respect to the issuer of any third party Enhancement (the "Enhancement Provider"), including (i) a brief description of its principal business activities,
(ii) its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business, (iii) if applicable, the identity of regulatory agencies which exercise primary jurisdiction over the conduct of its business and (iv) its total assets, and its stockholders' or policy holders' surplus, if applicable, and other appropriate financial information as of the date specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the Enhancement with respect to a Series may be available to pay principal of the Certificates of such Series following the occurrence of certain Pay Out Events with respect to such Series. In such event, the Enhancement Provider may have an interest in certain cash flows in respect of the Receivables to the extent described in such Prospectus Supplement (the "Enhancement Invested Amount").

Subordination

         If so specified in the related Prospectus Supplement, one or more Classes of any Series will be subordinated as described in the related Prospectus Supplement to the extent necessary to fund payments with respect to the Senior Certificates or specified Certificates of another Series. The rights of the holders of any such Subordinated Certificates to receive distributions of principal and/or interest on any Distribution Date for such Series will be subordinate in right and priority to the rights of the holders of Senior Certificates, but only to the extent set forth in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, subordination may apply only in the event of certain types of losses not covered by another Enhancement. The related Prospectus Supplement will also set forth information concerning the amount of subordination of a Class or Classes of Subordinated Certificates in a Series, the circumstances in which such subordination will be applicable, the manner, if any, in which the amount of subordination will decrease over time, and the conditions under which amounts available from payments that would otherwise be made to holders of such Subordinated Certificates will be distributed to holders of Senior Certificates. If collections of Receivables otherwise distributable to holders of a subordinated Class of a Series will be used as support for a Class of another Series, the related Prospectus Supplement will specify the manner and conditions for applying such a cross-support feature.

Letter of Credit

         If so specified in the related Prospectus Supplement, support for a Series or one or more Classes thereof will be provided by one or more letters of credit. A letter of credit may provide limited protection against certain losses in addition to or in lieu of other Enhancement. The issuer of the letter of credit (the "L/C Bank") will be obligated to honor demands with respect to such letter of credit, to the extent of the amount available thereunder, to provide funds under the circumstances and subject to such conditions as are specified in the related Prospectus Supplement.

         The maximum liability of an L/C Bank under its letter of credit will generally be an amount equal to a percentage specified in the related Prospectus Supplement of the initial Invested Amount of a Series or a Class of such Series. The maximum amount available at any time to be paid under a letter of credit will be determined in the manner specified therein and in the related Prospectus Supplement.

Cash Collateral Guaranty or Account

         If so specified in the related Prospectus Supplement, support for a Series or one or more Classes thereof will be provided by a guaranty (the "Cash Collateral Guaranty") secured by the deposit of cash or certain permitted investments in an account (the "Cash Collateral Account") reserved for the beneficiaries of the Cash Collateral Guaranty or by a Cash Collateral Account alone. The amount available pursuant to the Cash Collateral Guaranty or the Cash Collateral Account will be the lesser of amounts on deposit in the Cash Collateral Account and an amount specified in the related Prospectus Supplement. The related Prospectus Supplement will set forth the circumstances under which payments are made to beneficiaries of the Cash Collateral Guaranty from the Cash Collateral Account or from the Cash Collateral Account directly.

Collateral Invested Amount

         If so specified in the related Prospectus Supplement, support for a Series or one or more Classes thereof will be provided initially by an undivided interest in the Trust (the "Collateral Invested Amount") in an amount initially equal to a percentage of the Senior Certificates of such Series as specified in the related Prospectus Supplement. Such Series may also have the benefit of a Cash Collateral Guaranty or Cash Collateral Account with an initial amount on deposit therein of zero or such amount as specified in the related Prospectus Supplement which will be increased (i) to the extent the Transferor elects, subject to certain conditions specified in such Prospectus Supplement, to apply collections of Principal Receivables allocable to the Collateral Invested Amount to decrease the Collateral Invested Amount, (ii) to the extent collections of Principal Receivables allocable to the Collateral Invested Amount are required to be deposited into the Cash Collateral Account as specified in such Prospectus Supplement and (iii) to the extent excess collections of Finance Charge Receivables are required to be deposited into the Cash Collateral Account as specified in such Prospectus Supplement. The total amount of the Enhancement available pursuant to the Collateral Invested Amount and the Cash Collateral Guaranty or Cash Collateral Account will be the lesser of the sum of the Collateral Invested Amount and the amount on deposit in the Cash Collateral Account and an amount specified in the related Prospectus Supplement. The related Prospectus Supplement will set forth the circumstances under which payments which otherwise would be made to holders of the Collateral Invested Amount will be distributed to holders of Senior Certificates and, if applicable, the circumstances under which payment will be made to the beneficiaries of the Cash Collateral Guaranty or from the Cash Collateral Account directly.

         If so specified in the related Prospectus Supplement, the Collateral Invested Amount may be issued in certificated form and may have voting and certain other rights of a subordinated Class of Certificates. Any Collateral Invested Amount issued in certificated form may be offered hereby or under a separate Disclosure Document in transactions either registered under the Securities Act or exempt from registration thereunder.

Surety Bond or Insurance Policy

         If so specified in the related Prospectus Supplement, insurance with respect to a Series or one or more Classes thereof will be provided by one or more insurance companies. Such insurance will guarantee, with respect to one or more Classes of the related Series, distributions of interest or principal in the manner and amount specified in the related Prospectus Supplement.

         If so specified in the related Prospectus Supplement, a surety bond will be purchased for the benefit of the holders of any Series or Class of such Series to assure distributions of interest or principal with respect to such Series or Class of Certificates in the manner and amount specified in the related Prospectus Supplement.

Spread Account

         If so specified in the related Prospectus Supplement, support for a Series or one or more Classes thereof will be provided by the periodic deposit of certain available excess cash flow from the Trust assets into an account (the "Spread Account") intended to assist with subsequent distribution of interest on and principal of the Certificates of such Class or Series in the manner specified in the related Prospectus Supplement.

Reserve Account

         If so specified in the related Prospectus Supplement, support for a Series or one or more Classes thereof will be provided by the establishment of a reserve account (the "Reserve Account"). The Reserve Account may be funded, to the extent provided in the related Prospectus Supplement, by an initial cash deposit, the retention of certain periodic distributions of principal or interest or both otherwise payable to one or more Classes of Certificates, including the Subordinated Certificates, or both, or the provision of a letter of credit, guaranty, insurance policy or other form of credit or any combination thereof. The Reserve Account will be established to assist with the subsequent distribution of principal or interest on the Certificates of such Series or Class thereof in the manner provided in the related Prospectus Supplement.

                            Certificate Ratings

         Any rating of the Certificates by a Rating Agency will indicate:

         o its view on the likelihood that Certificateholders will receive required interest and principal payments; and

         o its evaluation of the Receivables and the availability of any Enhancement for the Certificates.

         Among the things a rating will not indicate are:

         o the likelihood that principal payments will be made on a scheduled payment date;

         o     the likelihood that a Pay Out Event will occur;

         o the likelihood that a United States withholding tax will be imposed on non-U.S. Certificateholders;

         o     the marketability of the Certificates;

         o     the market price of the Certificates; or

         o whether the Certificates are an appropriate investment for any purchaser.

         A rating will not be a recommendation to buy, sell or hold the Certificates. A rating may be lowered or withdrawn at any time by a Rating Agency.

         The Transferor will request a rating of the Certificates offered by this Prospectus and the related Prospectus Supplement from at least one Rating Agency. It will be a condition to the issuance of the Certificates of each Series or Class offered pursuant to this Prospectus and the related Prospectus Supplement (including each Series that includes a Pre-Funding Account) that they be rated in one of the four highest rating categories by at least one nationally recognized rating organization (each such rating agency selected by the Transferor to rate any Series, a "Rating Agency"). The rating or ratings applicable to the Certificates of each Series or Class offered hereby will be set forth in the related Prospectus Supplement. Rating agencies other than those requested could assign a rating to the Certificates and such a rating could be lower than any rating assigned by a Rating Agency chosen by the Transferor.

                  Certain Legal Aspects of the Receivables

Transfer of Receivables

         The Transferor has represented and warranted in the Pooling and Servicing Agreement that the transfer of Receivables by it to the Trust constitutes either a complete transfer and assignment to the Trust of all right, title and interest of the Transferor in and to the related Receivables, except for the interest of the Transferor as holder of the Exchangeable Transferor Certificate, or the grant to the Trust of a security interest in such Receivables. The Transferor has also represented and warranted in the Pooling and Servicing Agreement that, in the event the transfer of Receivables by the Transferor to the Trust is deemed to create a security interest under the Uniform Commercial Code as in effect in the State of Delaware (the "UCC") then it will constitute a valid, subsisting and enforceable first priority perfected security interest in such Receivables created thereafter in favor of the Trust on and after their creation, except for certain tax and other governmental liens, subject to the limitations below. For a discussion of the Trust's rights arising from a breach of these warranties, see "Description of the Certificates--Representations and Warranties."

         The Transferor has represented as to Receivables to be conveyed to the Trust, that the Receivables are "accounts" for purposes of the UCC. Both the transfer and assignment of accounts and the transfer of accounts as security for an obligation are treated under Article 9 of the UCC as creating a security interest therein and are subject to its provisions, and the filing of an appropriate financing statement is required to perfect the security interest of the Trust. Financing statements covering the Receivables have been and will be filed by First USA with the appropriate governmental authority to protect the interests of the Trust in the Receivables.

         There are certain limited circumstances under the UCC in which a prior or subsequent transferee of Receivables coming into existence after a Series Closing Date could have an interest in such Receivables with priority over the Trust's interest. Under the Pooling and Servicing Agreement, however, the Transferor has represented and warranted that it transferred the Receivables to the Trust free and clear of the lien of any third party. In addition, the Transferor has covenanted that it will not sell, pledge, assign, transfer or grant any lien on any Receivable (or any interest therein) other than to the Trust. A tax or government lien or other nonconsensual lien on property of the Transferor arising prior to the time a Receivable comes into existence may also have priority over the interest of the Trust in such Receivable. If the FDIC were appointed as receiver of the Transferor, certain administrative expenses of the receiver may also have priority over the interest of the Trust in such Receivable.

Certain Matters Relating to Receivership

         The Bank is chartered as a national banking association and is subject to regulation and supervision by the United States Comptroller of the Currency (the "Comptroller"). If the Bank becomes insolvent, is in an unsound condition, engages in certain violations of laws or regulations or if other similar circumstances occur, the Comptroller is authorized to appoint the FDIC as receiver.

         Under such circumstances, the FDIC could: (i) require the trustee to go through an administrative claims procedure to establish its right to payments collected on the Receivables in the Trust; (ii) request a stay of proceedings with respect to the Trust's claims against First USA; or (iii) repudiate without compensation, First USA's ongoing obligations under the Pooling and Servicing Agreement, such as the duty to collect payments or otherwise service the Receivables.

         By statute, the FDIC, as conservator or receiver, is authorized to repudiate any "contract" of First USA upon payment of "actual direct compensatory damages." This authority may be interpreted by the FDIC to permit it to repudiate the transfer of Receivables to the Trust. Under a recently enacted FDIC regulation, however, the FDIC, as conservator or receiver, will not reclaim, recover or recharacterize a bank's transfer of financial assets if certain conditions are met, including that the transfer qualifies for sale accounting treatment, was made for adequate consideration, and was not made fraudulently, in contemplation of insolvency or with the intent to hinder, delay or defraud the bank or its creditors. First USA believes the new FDIC regulation applies to the transfer of Receivables under the Pooling and Servicing Agreement and that the conditions of the regulation have been satisfied.

         If a condition required under the FDIC regulation, or other statutory or regulatory requirement applicable to the transaction were found not to have been satisfied, the FDIC, as conservator or receiver, might refuse to recognize First USA's transfer of the Receivables to the Trust. In that event, the Trust could be limited to seeking recovery based upon its security interest in the Receivables. The FDIC's statutory authority has been interpreted by the FDIC and at least one court to permit the repudiation of a security interest upon payment of actual compensatory damages measured as of the date of conservatorship or receivership. Such damages do not include damages for lost profits or opportunity, and no damages would be paid for the period between the date of conservatorship or receivership and the date of repudiation. The FDIC could delay its decision whether to recognize First USA's transfer of the Receivables for a reasonable period following its appointment as conservator or receiver for the bank. If the FDIC were to refuse to recognize First USA's transfer of the Receivables, payments of principal and interest on the Certificates could be delayed or reduced.

         In the event that the FDIC refused to recognize the transfer of the Receivables and repudiated the Trust's security interest in the Receivables, the amount of compensation that the FDIC is required to pay is limited to "actual direct compensatory damages" determined as of the date of the FDIC's appointment as receiver. There is no statutory definition of "actual direct compensatory damages." The staff of the FDIC takes the position that upon repudiation or disaffirmation these damages would not include interest accrued to the date of actual repudiation or disaffirmation. Under the FDIC interpretation, Certificateholders would receive interest only through the date of the appointment of the FDIC receiver. Since the FDIC may delay repudiation or disaffirmation for up to 180 days following such appointment, investors may not have a claim for interest accrued during this 180 day period. In addition, in one case involving the repudiation by the Resolution Trust Corporation, formerly a sister agency of the FDIC, of certain secured zero-coupon bonds issued by a savings association, a United States Federal district court held that "actual direct compensatory damages" in the case of a marketable security meant the market value of the repudiated bonds as of the date of repudiation. If that court's view were applied to determine the Trust's "actual direct compensatory damages" in the event the FDIC repudiated the Transferor's obligations under the Pooling and Servicing Agreement, the amount paid to Certificateholders could, depending upon circumstances existing on the date of the repudiation, be less than the principal of the Certificates and the interest accrued thereon to the date of payment. Under neither interpretation, however, would Certificateholders be compensated for the period between the appointment of the receiver and the date of repudiation.

         The Pooling and Servicing Agreement provides that, upon the appointment of a conservator or receiver or upon a voluntary liquidation with respect to the Transferor, the Transferor will promptly give notice thereof to the Trustee and a Pay Out Event will occur with respect to all Series then outstanding. Pursuant to the Pooling and Servicing Agreement, newly created Principal Receivables will not be transferred to the Trust on and after any such appointment or voluntary liquidation, and the Trustee will proceed to sell, dispose of or otherwise liquidate the Receivables in a commercially reasonable manner and on commercially reasonable terms, unless otherwise instructed within a specified period by holders of Certificates representing undivided interests aggregating more than 50% of the Invested Amount of each Series (or if any Series has more than one Class, of each Class, and any other person specified in the Pooling and Servicing Agreement or a Series Supplement), or unless otherwise required by the FDIC as receiver or conservator of the Transferor. Under the Pooling and Servicing Agreement, the proceeds from the sale of the Receivables allocable to the Certificates would be treated as collections of the Receivables and would be distributed to the Certificateholders. This procedure could be delayed by the FDIC, as described above. If the only Pay Out Event to occur is either the insolvency of the Transferor or the appointment of a conservator or receiver for the Transferor, the FDIC as conservator or receiver may have the power to prevent the early sale, liquidation or disposition of the Receivables and the commencement of the Rapid Amortization Period. In addition, the FDIC, as conservator or receiver may have the power to cause the early sale of the Receivables and the early retirement of the Certificates or to prohibit the continued transfer of Principal Receivables to the Trust. However, if no Servicer Default other than the conservatorship or receivership of the Servicer exists, the conservator or receiver for the Servicer may have the power to prevent either the Trustee or the Certificateholders from appointing a successor Servicer under the Pooling and Servicing Agreement. See "Description of the Certificates--Pay Out Events."

         If, upon the insolvency of the Servicer, the Servicer were to be placed into conservatorship or receivership, the FDIC as conservator or receiver would have the power to repudiate and refuse to perform any obligations, including servicing obligations, of the Servicer under the Pooling and Servicing Agreement or any other contract, and to request a stay of up to ninety (90) days of any judicial action or proceeding involving the Servicer.

         In Octagon Gas Systems, Inc. v. Rimmer, 995 F.2d 948 (10th Cir.
1993), cert. denied, 114 S. Ct. 554 (1993) ("Octagon"), the United States Court of Appeals for the 10th Circuit suggested that even where a transfer of accounts from a seller to a buyer constitutes a "true sale," the accounts would nevertheless constitute property of the seller's bankruptcy estate in a bankruptcy of the seller. If the Transferor were to be placed into receivership and a court were to follow the Octagon court's reasoning, Certificateholders might experience delays in payment or possibly losses in their investment in the Certificates. Counsel has advised the Transferor that the facts of the Octagon case are distinguishable from those in the sale transactions between the Transferor and the Trust and that the reasoning of the Octagon case appears to be inconsistent with established precedent and the UCC. In addition, because the Transferor, the Trust and the transactions governed by the Pooling and Servicing Agreement do not have any particular link to the 10th Circuit, it is unlikely that the Transferor would be subject to a receivership proceeding in the 10th Circuit. Accordingly, the Octagon case should not be binding precedent on a court in a receivership proceeding.

Consumer Protection Laws

         The relationship of the cardholder and credit card issuer is extensively regulated by Federal and state consumer protection laws. With respect to credit cards issued by First USA, the most significant laws include the Federal Truth-in-Lending, Equal Credit Opportunity, Fair Credit Reporting, Fair Debt Collection Practices and Electronic Funds Transfer Acts. These statutes impose disclosure requirements when a credit card account is advertised, when it is opened, at the end of monthly billing cycles, and at year end. In addition, these statutes limit customer liability for unauthorized use, prohibit certain discriminatory practices in extending credit, and impose certain limitations on the type of account-related charges that may be assessed. Cardholders are entitled under these laws to have payments and credits applied to the credit card accounts promptly, to receive prescribed notices and to require billing errors to be resolved promptly.

         The Trust may be liable for certain violations of consumer protection laws that apply to the related Receivables, either as assignee from the Transferor with respect to obligations arising before transfer of the Receivables to the Trust or as a party directly responsible for obligations arising after the transfer. In addition, a cardholder may be entitled to assert such violations by way of set-off against his obligation to pay the amount of Receivables owing. The Transferor warrants in the Pooling and Servicing Agreement that all related Receivables have been and will be created in compliance with the requirements of such laws. The Servicer also agrees in the Pooling and Servicing Agreement to indemnify the Trust for, among other things, any liability arising from such violations caused by the Servicer. For a discussion of the Trust's rights arising from the breach of these warranties, see "Description of the Certificates--Representations and Warranties."

         There have been numerous attempts at the federal, state and local levels to further regulate the credit card industry. In particular, legislation has been introduced in Congress that would impose a ceiling on the rate at which a financial institution may assess finance charges and fees on credit card accounts. These ceilings are substantially below the rate of the finance charges or fees that are currently assessed on the Bank's accounts. The Bank cannot predict whether any such legislation will be enacted. If ceilings on finance charges or fees are enacted, the yield on the pool of Receivables may be reduced. This reduction could result in a Pay Out Event and a Rapid Amortization Period. See "Description of the Certificates--Defaulted Receivables; Rebates and Fraudulent Charges."

Industry Litigation

         In October 1998, the United States Department of Justice (the "DOJ") filed an antitrust lawsuit in Federal court in Manhattan against VISA U.S.A., Inc., VISA International Inc. (together, "VISA") and MasterCard International Incorporated ("MasterCard International") alleging that the two credit card associations restrain competition and limit consumer choice. The DOJ in such lawsuit challenges, among other things, the control of both VISA and MasterCard International by the same set of banks, the ability of banks to issue both VISA and MasterCard credit cards, as well as the rules adopted by the two associations prohibiting members from offering credit cards of competitors. Both VISA and MasterCard International have contested the DOJ's allegations. While the trial portion of this case has been completed, the judge has not yet announced a decision. The Bank is unable to predict what the effect of such lawsuit may ultimately be on the Bank's credit card business. A final adverse decision against VISA and MasterCard International, or an adverse settlement with the DOJ by the two associations, could result in changes in the current associations and the Bank's ability to issue both VISA and MasterCard cards as well as cards of other competitors.

Other Litigation

         A number of lawsuits seeking class action certification have been filed in both state and federal courts against the Bank. These lawsuits challenge certain policies and practices of the Bank's credit card business. A few of these lawsuits have been conditionally certified as class actions to permit settlement of the claims. The Bank has defended itself against claims in the past and intends to continue to do so in the future. While it is impossible to predict the outcome of any of these lawsuits, the Bank believes that any liability which might result from any of these lawsuits will not have a material adverse effect on the Receivables of the Trust.


                Certain U.S. Federal Income Tax Consequences

General

         The following discussion, summarizing certain anticipated United States ("U.S.") Federal income tax aspects of the purchase, ownership and disposition of the Certificates of a Series, is based upon the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), proposed, temporary and final Treasury regulations thereunder, and published rulings and court decisions in effect as of the date hereof, all of which are subject to change, possibly retroactively. This discussion does not address every aspect of the U.S. Federal income tax laws that may be relevant to Certificate Owners of a Series in light of their personal investment circumstances or to certain types of Certificate Owners of a Series subject to special treatment under U.S. Federal income tax laws (for example, banks and life insurance companies). Each prospective Certificate Owner is urged to consult its own tax advisor in determining the Federal, state, local and foreign income and any other tax consequences of the purchase, ownership and disposition of a Certificate.

Characterization of the Certificates as Indebtedness

         Unless otherwise specified in the related Prospectus Supplement, special tax counsel to the Bank ("Special Tax Counsel") specified in such Prospectus Supplement will, upon issuance of a Series of Certificates, advise the Bank based on the assumptions and qualifications set forth in the opinion that the Certificates of such Series that are offered pursuant to a Prospectus Supplement (the "Offered Certificates," and for purposes of this section "Certain U.S. Federal Income Tax Consequences" the term "Certificate Owner" refers to a holder of a beneficial interest in an Offered Certificate) will be treated as indebtedness for Federal income tax purposes. However, opinions of counsel are not binding on the Internal Revenue Service (the "IRS") and there can be no assurance that the IRS could not successfully challenge this conclusion.

         The Transferor expresses in the Pooling and Servicing Agreement its intent that for Federal, state and local income or franchise tax purposes, the Offered Certificates of each Series will be indebtedness secured by the Receivables. The Transferor agrees and each Certificateholder and Certificate Owner, by acquiring an interest in an Offered Certificate, agrees or will be deemed to agree, to treat the Offered Certificates of such Series as indebtedness for Federal, state, local and foreign income or franchise tax purposes. However, because different criteria are used to determine the non-tax accounting characterization of the transactions contemplated by the Pooling and Servicing Agreement, the Transferor expects to treat such transaction, for regulatory and financial accounting purposes, as a sale of an ownership interest in the Receivables and not as a secured loan.

         In general, whether for Federal income tax purposes a transaction constitutes a sale of property or a loan, the repayment of which is secured by the property, is a question of fact, the resolution of which is based upon the economic substance of the transaction rather than its form or the manner in which it is labeled. While the IRS and the courts have set forth several factors to be taken into account in determining whether the substance of a transaction is a sale of property or a secured loan for Federal income tax purposes, the primary factor in making this determination is whether the transferee has assumed the risk of loss or other economic burdens relating to the property and has obtained the benefits of ownership thereof. Unless otherwise set forth in a Prospectus Supplement, it is expected that, as set forth in its opinion, Special Tax Counsel will analyze and rely on several factors in reaching its opinion that the weight of the benefits and burdens of ownership of the Receivables has not been transferred to the Certificate Owners.

         In some instances, courts have held that a taxpayer is bound by a particular form it has chosen for a transaction, even if the substance of the transaction does not accord with its form. Unless otherwise specified in a Prospectus Supplement, it is expected that Special Tax Counsel will advise that the rationale of those cases will not apply to the transaction evidenced by a Series of Certificates, because the form of the transaction, as reflected in the operative provisions of the documents, either is not inconsistent with the characterization of the Offered Certificates of such Series as debt for Federal income tax purposes or otherwise makes the rationale of those cases inapplicable to this situation.

Proposed Legislation

         President Clinton's Fiscal 2001 Budget Proposal included a legislative proposal that would codify the judicial rule described in the preceding paragraph if tax indifferent parties are involved. The proposal would only apply to transactions entered into on or after the date of first committee action. As currently drafted, it is unclear whether the proposal would apply to securities such as the certificates. Although the legislation was not enacted, it is impossible to predict whether similar legislation will be enacted in the future and, if so, in what form. Prospective investors should consult their own tax advisors regarding the proposed legislation.

Taxation of Interest Income of Certificateholders

         As set forth above, it is expected that, unless otherwise specified in a Prospectus Supplement, Special Tax Counsel will advise the Bank that the Offered Certificates will constitute indebtedness for Federal income tax purposes, and accordingly, interest thereon will be includible in income by Certificate Owners as ordinary income in accordance with their respective methods of tax accounting. Interest received on the Offered Certificates may also constitute "investment income" for purposes of certain limitations of the Code concerning the deductibility of investment interest expense.

         While it is not anticipated that the Offered Certificates will be issued at a greater than de minimis discount, under applicable Treasury regulations (the "Regulations") the Offered Certificates may nevertheless be deemed to have been issued with original issue discount ("OID"). This could be the case, for example, if interest payments for a Series are not treated as "qualified stated interest" because the IRS determines that (i) no reasonable legal remedies exist to compel timely payment and (ii) the Offered Certificates do not have terms and conditions that make the likelihood of late payment (other than a late payment that occurs within a reasonable grace period) or nonpayment a remote contingency. Applicable regulations provide that, for purposes of the foregoing test, the possibility of nonpayment due to default, insolvency, or similar circumstances, is ignored. Although this provision does not directly apply to the Offered Certificates (because they have no actual default provisions) the Transferor intends to take the position that, because nonpayment can occur only as a result of events beyond its control (principally, loss rates and payment delays on the Receivables substantially in excess of those anticipated), nonpayment is a remote contingency. Based on the foregoing, and on the fact that generally interest will accrue on the Offered Certificates at a "qualified floating rate," the Transferor intends to take the position that interest payments on the Offered Certificates constitute qualified stated interest. If, however, interest payments for a Series were not classified as "qualified stated interest," all of the taxable income to be recognized with respect to the Offered Certificates would be includible in income as OID but would not be includible in income again when the interest is actually received.

         If the Offered Certificates are in fact issued at a greater than de minimis discount or are treated as having been issued with OID under the Regulations, the following rules will apply. The excess of the "stated redemption price at maturity" of an Offered Certificate over the original issue price (in this case, the initial offering price at which a substantial amount of the Offered Certificates are sold to the public) will constitute OID. A Certificate Owner must include OID in income as interest over the term of the Offered Certificate under a constant yield method. In general, OID must be included in income in advance of the receipt of cash representing that income. In the case of a debt instrument as to which the repayment of principal may be accelerated as a result of the prepayment of other obligations securing the debt instrument (a "Prepayable Instrument"), the periodic accrual of OID is determined by taking into account both the prepayment assumptions used in pricing the debt instrument and the prepayment experience. If this provision applies to a Class of Certificates (which is not clear), the amount of OID which will accrue in any given "accrual period" may either increase or decrease depending upon the actual prepayment rate. Accordingly, each Certificate Owner should consult its own tax advisor regarding the impact to it of the OID rules if the Offered Certificates are treated as having been issued with OID. Under the Regulations, a holder of a Certificate issued with de minimis OID must include such OID in income proportionately as principal payments are made on a Class of Certificates.

         A Certificate Owner who purchases an Offered Certificate at a discount from its adjusted issue price after its original issuance may be subject to the "market discount" rules of the Code. These rules provide, in part, for the treatment of gain attributable to accrued market discount as ordinary income upon the receipt of partial principal payments or on the sale or other disposition of the Offered Certificate, and for the deferral of interest deductions with respect to debt incurred to acquire or carry the market discount Offered Certificate.

         A Certificate Owner who purchases an Offered Certificate after its original issuance for an amount in excess of the sum of all amounts payable on such Certificate after the purchase date other than payment of qualified stated interest (the "Remaining Redemption Amount") shall be considered to have purchased the Certificate at a premium. Such Certificate Owner may generally elect to amortize such premium (as an offset to interest income), using a constant yield method, over the remaining term of the Certificate.

         A Certificate Owner who purchases an Offered Certificate that was issued with OID after its original issuance for an amount less than, or equal to, the Remaining Redemption Amount but in excess of the Certificate adjusted issue price (any such excess being "acquisition premium") generally is permitted to reduce the daily portion of OID otherwise includible in such Certificate Owner's taxable income.

Sale or Other Disposition of a Certificate

         In general, a Certificate Owner will recognize gain or loss upon the sale, exchange, redemption, or other taxable disposition of an Offered Certificate measured by the difference between (i) the amount of cash and the fair market value of any property received (other than amounts attributable to, and taxable as, accrued interest) and (ii) the Certificate Owner's tax basis in the Offered Certificate (which is equal, in general, to the purchase price of the Certificate increased by any OID or market discount previously included in income by the holder and decreased by any deductions previously allowed for amortizable bond premium and by any payments reflecting principal or OID received with respect to such Certificate). Subject to the market discount rules discussed above and to the one-year holding requirement for long-term capital gain treatment, any such gain or loss generally will be long-term capital gain, provided that the Offered Certificate was held as a capital asset and provided, further, that if the rules applicable to Prepayable Instruments apply, any OID not previously accrued will be treated as ordinary income. The maximum ordinary income tax rate for individuals, estates, and trusts exceeds the maximum long-term capital gains tax rate for such taxpayers. In addition, capital losses generally may be used only to offset capital gains.

Tax Characterization of the Trust

         The Pooling and Servicing Agreement permits the issuance of Classes of Certificates that are treated for Federal income tax purposes either as indebtedness or as an interest in a partnership. Accordingly, the Trust could be characterized either as (i) a security device to hold Receivables securing the repayment of the Certificates of all Series or
(ii) a partnership in which the Transferor and holder of certain Classes of Certificates are partners, and which has issued debt represented by other Classes of Certificates (including, unless otherwise specified in a Series Supplement, the Offered Certificates). In connection with the issuance of Certificates of any Series, Special Tax Counsel will render an opinion to the Bank, based on the assumptions and qualifications set forth therein, that under then current law, the issuance of the Certificates of such Series will not cause the Trust to be characterized for Federal income tax purposes as an association (or publicly traded partnership) taxable as a corporation. The assumptions and qualifications set forth in such opinion will include the qualification that the opinion is limited to the issuance of the Certificates of such Series by the Trust and an assumption that any secondary transactions entered into with respect to any Class of Certificates (such as the deposit of Certificates into a second trust and the issuance of securities out of that trust) will not adversely affect the Federal income tax status of the Trust.

         The opinion of Special Tax Counsel with respect to Offered Certificates and the Trust will not be binding on the courts or the IRS. It is possible that the IRS could assert that, for purposes of the Code, the transaction contemplated by this Prospectus and a Prospectus Supplement constitutes a sale of the Receivables (or an interest therein) to the Certificate Owners of one or more Series or Classes and that the proper classification of the legal relationship between the Bank and some or all of the Certificate Owners or Certificateholders of one or more Series resulting from the transaction is that of a partnership, a publicly traded partnership taxable as a corporation, or an association taxable as a corporation. The Transferor currently does not intend to comply with the Federal income tax reporting requirements that would apply if any Classes of Certificates were treated as interests in a partnership or corporation (unless, as is permitted by the Pooling and Servicing Agreement, an interest in the Trust which is issued or sold is intended to be classified as an interest in a partnership).

         If the Trust were treated in whole or in part as a partnership in which some or all Certificate Owners of one or more Series were partners, that partnership could be classified as a publicly traded partnership taxable as a corporation. A partnership will be classified as a publicly traded partnership taxable as a corporation if equity interests therein are traded on an "established securities market," or are "readily tradeable" on a "secondary market" or its "substantial equivalent" unless certain exceptions apply. One such exception would apply if the Trust is not engaged in a "financial business" and 90% or more of its income consists of interest and certain other types of passive income. Because Treasury regulations do not clarify the meaning of the term "financial business" for this purpose, it is unclear whether this exception applies. The Transferor has taken and intends to take measures designed to reduce the risk that the Trust could be classified as a publicly traded partnership taxable as a corporation by reason of trading of interests in the Trust other than the Offered Certificates and other certificates with respect to which an opinion is rendered that such certificates constitute debt for Federal income tax purposes. However, there can be no assurance that the Trust could not become a publicly traded partnership, because certain of the actions necessary to comply with such exceptions are not fully within the control of the Transferor. Furthermore, certain Series issued prior to May 2, 1995 may not be able to be conformed to the measures taken by the Transferor with respect to Series issued on or after that date.

         If a transaction were treated as creating a partnership between the Transferor and the Certificate Owners of one or more Series, the partnership itself would not be subject to Federal income tax (unless it were to be characterized as a publicly traded partnership taxable as a corporation); rather, the partners of such partnership, including the Certificate Owners of such Series, would be taxed individually on their respective distributive shares of the partnership's income, gain, loss, deductions and credits. The amount and timing of items of income and deductions of a Certificate Owner could differ if the Offered Certificates were held to constitute partnership interests, rather than indebtedness. Moreover, unless the partnership were treated as engaged in a trade or business, an individual's share of expenses of the partnership would be miscellaneous itemized deductions that, in the aggregate, are allowed as deductions only to the extent they exceed two percent of the individual's adjusted gross income, and would be subject to reduction under Section 68 of the Code if the individual's adjusted gross income exceeded certain limits. As a result, the individual might be taxed on a greater amount of income than the stated rate on the Offered Certificates. Finally, if the partnership were a publicly traded partnership that qualifies for exemption from taxation as a corporation, all or a portion of any taxable income allocated to a Certificate Owner that is a pension, profit-sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) may, under certain circumstances, constitute "unrelated business taxable income" which generally would be taxable to the holder. Partnership characterization also may have adverse state and local income or franchise tax consequences for a Certificate Owner.

         If it were determined that a transaction created an entity classified as an association or as a publicly traded partnership taxable as a corporation, the Trust would be subject to Federal income tax at corporate income tax rates on the income it derives from the Receivables, which would reduce the amounts available for distribution to the Certificate Owners, possibly including Certificate Owners of a Class that is treated as indebtedness. Such classification may also have adverse state and local tax consequences that would reduce amounts available for distribution to Certificate Owners. Cash distributions to the Certificate Owners (except any Class not recharacterized as an equity interest in an association) generally would be treated as dividends for tax purposes to the extent of such deemed corporation's earnings and profits. Certain corporate Certificate Owners might qualify for dividends- received reductions in respect of such dividends.

FASIT Legislation

         Certain provisions of the Code provide for the creation of a new type of entity for Federal income tax purposes, the "financial asset securitization investment trust" ("FASIT"). However, although these provisions were effective September 1, 1997, many technical issues concerning FASITs must be addressed by Treasury regulations which have not yet been issued. Although transition rules permit an entity in existence on August 31, 1997, such as the Trust, to elect FASIT status, at the present time it is not clear how outstanding interests of such an entity would be treated subsequent to such an election. The Pooling and Servicing Agreement may be amended in accordance with the provisions thereof to provide that the Transferor may cause a FASIT election to be made for the Trust if the Transferor delivers to the Trustee an opinion of counsel to the effect that, for Federal income tax purposes, (i) the issuance of FASIT regular interests will not adversely affect the tax characterization as debt of Certificates of any outstanding Series or Class that were characterized as debt at the time of their issuance, (ii) following such issuance, the Trust will not be deemed to be an association (or publicly traded partnership) taxable as a corporation and (iii) such issuance will not cause or constitute an event in which gain or loss would be recognized by any Certificate Owners or the Trust.

Foreign Investors

         As set forth above, it is expected that Special Tax Counsel will render an opinion, upon issuance, that the Offered Certificates will be treated as debt for U.S. Federal income tax purposes. The following information describes the U.S. Federal income tax treatment of investors that are Foreign Investors if the Offered Certificates are treated as debt. The term "Foreign Investor" means any person other than (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate the income of which is includible in gross income for U.S. Federal income tax purposes, regardless of its source or (iv) a trust if a U.S. court is able to exercise primary supervision over the administration and one or more U.S. persons have the authority to control all its substantial decisions.

         Interest, including OID, paid to a Foreign Investor will be subject to U.S. withholding taxes, which would be withheld by the trustee, at a rate of 30% unless (x) the income is "effectively connected" with the conduct by such Foreign Investor of a trade or business in the United States or (y) the Foreign Investor and each securities clearing organization, bank, or other financial institution that holds the Offered Certificates on behalf of the customer in the ordinary course of its trade or business, in the chain between the Certificate Owner and the U.S. person otherwise required to withhold the U.S. tax, complies with applicable identification requirements and, in addition (i) the non-U.S. Certificate Owner does not actually or constructively own 10 percent or more of the total combined voting power of all classes of stock of the Transferor entitled to vote (or of a profits or capital interest of a trust characterized as a partnership), (ii) the non-U.S. Certificate Owner is not a controlled foreign corporation that is related to the Transferor (or a trust treated as a partnership) through stock ownership, (iii) the non-U.S. Certificate Owner is not a bank receiving interest described in Code
Section 881(c)(3)(A), (iv) such interest is not contingent interest described in Code Section 871(h)(4), and (v) the non-U.S. Certificate Owner does not bear certain relationships to any holder of the Exchangeable Transferor Certificate other than the Transferor or any holder of the Certificates of any Series not properly characterized as debt. Applicable identification requirements generally will be satisfied if there is delivered to a securities clearing organization (which in turn, provides such forms, as well as its own form, to the Issuer) (i) IRS Form W-8BEN signed under penalties of perjury by the Certificate Owner, stating that the Certificate Owner is not a U.S. person and providing such Certificate Owner's name and address or that the Certificate is exempt from withholding under an applicable tax treaty, or (ii) IRS Form W-8ECI signed by the Certificate Owner or such owner's agent, claiming exemption from withholding of tax on income effectively connected with the conduct of a trade or business in the United States; provided that in any such case (x) the applicable form plus required certifications from intermediaries is delivered pursuant to applicable procedures and is properly transmitted to the United States entity otherwise required to withhold tax and (y) none of the entities receiving the form has actual knowledge that the Certificate Owner is a U.S. person.

         A Certificate Owner that is a nonresident alien or foreign corporation will not be subject to U.S. Federal income tax on gain realized upon the sale, exchange, or redemption of an Offered Certificate, provided that (i) such gain is not effectively connected with the conduct of a trade or business in the United States, (ii) in the case of a Certificate Owner that is an individual, such Certificate Owner is not present in the United States for 183 days or more during the taxable year in which such sale, exchange, or redemption occurs, and (iii) in the case of gain representing accrued interest, the conditions described in the second preceding paragraph are satisfied.

         If the interests of the Certificate Owners of a Series were reclassified as interests in a partnership (not taxable as a corporation), such recharacterization could cause a Foreign Investor to be treated as engaged in a trade or business in the United States. In such event the Certificate Owner of such Series would be required to file a Federal income tax return and, in general, would be subject to Federal income tax, including branch profits tax in the case of a Certificateholder that is a corporation, on its net income from the partnership. Further, the partnership would be required, on a quarterly basis, to pay withholding tax equal to the sum, for each foreign partner, of such foreign partner's distributive share of "effectively connected" income of the partnership multiplied by the highest rate of tax applicable to that foreign partner. The tax withheld from each foreign partner would be credited against such foreign partner's U.S. Federal income tax liability.

         If the Trust were taxable as a corporation, distributions to foreign persons, to the extent treated as dividends, would generally be subject to withholding at the rate of 30%, unless such rate were reduced by an applicable tax treaty.

State and Local Taxation

         The discussion above does not address the tax treatment of the Trust, the Certificates of any Series, or the Certificate Owners of any Series under state tax laws. Each investor should consult its own tax advisor regarding state and local tax consequences of purchase, ownership or disposition of the Certificates of any Series under any state or local tax law.

                            ERISA Considerations

         Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Code prohibit a pension, profit sharing or other employee benefit plan from engaging in certain transactions involving "plan assets" with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code (collectively, "Parties in Interest") with respect to the plan. ERISA also imposes certain duties on persons who are fiduciaries of plans subject to ERISA and prohibits certain transactions between a plan and Parties in Interest with respect to such plans. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a plan is considered to be a fiduciary of such plan (subject to certain exceptions not here relevant). A violation of these "prohibited transaction" rules may generate excise tax and other liabilities under ERISA and Section 4975 of the Code for such persons.

         Plan fiduciaries must determine whether the acquisition and holding of the Certificates of a Series and the operations of the Trust would result in direct or indirect prohibited transactions under ERISA and
Section 4975 of the Code. The operations of the Trust could result in prohibited transactions if Benefit Plans that purchase the Certificates of a Series are deemed to own an interest in the underlying assets of the Trust.

         Pursuant to a final regulation (the "Plan Asset Regulation") issued by the Department of Labor ("DOL") concerning the definition of what constitutes the "plan assets" of an employee benefit or other plan subject to ERISA or Section 4975 of the Code, or an individual retirement account ("IRA") (collectively referred to as "Benefit Plans"), the assets and properties of certain entities in which a Benefit Plan makes an equity investment could be deemed to be assets of the Benefit Plan in certain circumstances. Accordingly, if Benefit Plans purchase Certificates of a Series, the Trust could be deemed to hold plan assets unless one of the exceptions under the Plan Asset Regulation is applicable to the Trust.

         The Plan Asset Regulation only applies to the purchase by a Benefit Plan of an "equity interest" in an entity. Assuming that interests in Certificates of a Series are equity interests, the Plan Asset Regulation contains an exception that provides that if a Benefit Plan acquires a "publicly-offered security," the issuer of the security is not deemed to hold plan assets. A publicly-offered security is a security that is (i) freely transferable, (ii) part of a class of securities that is owned by 100 or more investors independent of the issuer and of one another at the conclusion of the initial public offering and (iii) either is (A) part of a class of securities registered under Section 12(b) or 12(g) of the Exchange Act or (B) sold to the plan as part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act and the class of securities of which such security is a part is registered under the Exchange Act within 120 days (or such later time as may be allowed by the SEC) after the end of the fiscal year of the issuer during which the offering of such securities to the public occurred. In addition, the Plan Asset Regulation provides that if a Benefit Plan invests in an "equity interest" of an entity that is neither a "publicly-offered security" nor a security issued by an investment company registered under the Investment Company Act of 1940, as amended, the Benefit Plan's assets include both the equity interest and an undivided interest in each of the entity's underlying assets, unless it is established that equity participation by "benefit plan investors" is not "significant" or that another exception applies.

         Under the Plan Asset Regulation, equity participation in an entity by "benefit plan investors" is "significant" on any date if, immediately after the most recent acquisition of any equity interest in the entity (other than a publicly-offered class of equity), 25% or more of the value of any class of equity interests in the entity (other than a publicly-offered class) is held by "benefit plan investors." For purposes of this determination, the value of equity interests held by a person (other than a benefit plan investor) that has discretionary authority or control with respect to the assets of the entity or that provides investment advice for a fee with respect to such assets (or any affiliate of such person) is disregarded. The term "benefit plan investor" is defined in the Plan Asset Regulation as (a) any employee benefit plan (as defined in Section 3(3) of ERISA), whether or not it is subject to the provisions of Title I of ERISA, (b) any plan described in Section 4975(e)(1) of the Code and (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity.

         Unless otherwise specified in the related Prospectus Supplement, it is anticipated that interests in the Certificates of a Series will meet the criteria of publicly-offered securities as set forth above. Specifically, the underwriters expect (although no assurances can be given) that interests in each Class of Certificates of each Series offered hereby will be held by at least 100 independent investors at the conclusion of the offering for such Series; there are no restrictions imposed on the transfer of interests in the Certificates of such Series; and interests in the Certificates of such Series will be sold as part of an offering pursuant to an effective registration statement under the Securities Act and then will be timely registered under the Exchange Act.

         If interests in any Class of the Certificates of a Series fails to meet the criteria of publicly-offered securities or investment by benefit plan investors becomes significant and the Trust's assets are deemed to include assets of Benefit Plans that are Certificateholders of that Class of Certificates, transactions involving the Trust and Parties in Interest with respect to such plans might be prohibited under Section 406 of ERISA and Section 4975 of the Code unless an exemption is applicable. In addition, the Transferor or any underwriter of such Series may be considered to be a Party in Interest, disqualified person or fiduciary with respect to an investing Benefit Plan. Accordingly, an investment by a Benefit Plan in Certificates may constitute or result in a prohibited transaction under ERISA and Section 4975 of the Code unless such investment is subject to a statutory or administrative exemption. Thus, for example, if a participant in any Benefit Plan is a cardholder of one of the Accounts, under DOL interpretations the purchase of interests in Certificates by such plan could constitute a prohibited transaction. Such transactions may, however, be subject to statutory or administrative exemptions from the penalties normally associated with prohibited transactions. Five class exemptions issued by the DOL that could apply in such event are DOL Prohibited Transaction Exemption ("PTE") 84-14 (Class Exemption for Plan Asset Transactions Determined by Independent Qualified Professional Asset Managers), 91-38 (Class Exemption for Certain Transactions Involving Bank Collective Investment Funds), 90-1 (Class Exemption for Certain Transactions Involving Insurance Company Pooled Separate Accounts), 95-60 (Class Exemption for Certain Transactions Involving Insurance Company General Accounts) and 96-23 (Class Exemption for Plan Asset Transactions Determined by In-House Asset Managers). There is no assurance that these exemptions, even if all of the conditions specified therein are satisfied, or any other exemption will apply to all transactions involving the Trust's assets.


         IN LIGHT OF THE FOREGOING, FIDUCIARIES OF A BENEFIT PLAN CONSIDERING THE PURCHASE OF INTERESTS IN CERTIFICATES OF ANY SERIES SHOULD CONSULT THEIR OWN COUNSEL AS TO WHETHER THE ASSETS OF THE TRUST WHICH ARE REPRESENTED BY SUCH INTERESTS WOULD BE CONSIDERED PLAN ASSETS, AND WHETHER, UNDER THE GENERAL FIDUCIARY STANDARDS OF INVESTMENT PRUDENCE AND DIVERSIFICATION, AN INVESTMENT IN CERTIFICATES OF ANY SERIES IS APPROPRIATE FOR THE BENEFIT PLAN TAKING INTO ACCOUNT THE OVERALL INVESTMENT POLICY OF THE BENEFIT PLAN AND THE COMPOSITION OF THE BENEFIT PLAN'S INVESTMENT PORTFOLIO. In addition, fiduciaries should consider the consequences that would apply if the Trust's assets were considered plan assets, the applicability of exemptive relief from the prohibited transaction rules and whether all conditions for such exemptive relief would be satisfied.

         In particular, insurance companies considering the purchase of Certificates of any Series should consult their own employee benefits counsel or other appropriate counsel with respect to the United States Supreme Court's decision in John Hancock Mutual Life Insurance Co. v. Harris Trust & Savings Bank, 510 U.S. 86 (1993) ("John Hancock") and the applicability of PTE 95-60. In John Hancock, the Supreme Court held that assets held in an insurance company's general account may be deemed to be "plan assets" under certain circumstances; however, PTE 95-60 may exempt some or all of the transactions that could occur as the result of the acquisition and holding of the Certificates of a Series by an insurance company general account from the penalties normally associated with prohibited transactions. Accordingly, investors should analyze whether John Hancock and PTE 95-60 or any other exemption may have an impact with respect to their purchase of the Certificates of any Series.

         Any purchaser of Certificates that is an insurance company using the assets of an insurance company general account should also note that the Small Business Job Protection Act of 1996 added new Section 401(c) of ERISA relating to the status of the assets of insurance company general accounts under ERISA and Section 4975 of the Code. Pursuant to Section 401(c), the Department of Labor issued final regulations effective January 5, 2000 (the "General Account Regulations") with respect to insurance policies issued on or before December 31, 1998 that are supported by an insurer's general account. As a result of these regulations, assets of an insurance company general account will not be treated as "plan assets" for purposes of the fiduciary responsibility provisions of ERISA and Section 4975 of the Code to the extent that such assets relate to contracts issued to employee benefit plans on or before December 31, 1998 and the insurer satisfies various conditions. Section 401(c) also provides that, except in the case of avoidance of the General Account Regulations and actions brought by the Secretary of Labor relating to certain breaches of fiduciary duties that also constitute breaches of state or federal criminal law, until the date that is 18 months after the General Account Regulations become final (i.e., July 5, 2001), no liability under the fiduciary responsibility and prohibited transaction provisions of ERISA and Section 4975 of the Code may result on the basis of a claim that the assets of the general account of an insurance company constitute the "plan assets" of any such plan. The plan asset status of insurance company separate accounts is unaffected by the new Section 401(c) of ERISA, and separate account assets continue to be treated as the plan assets of any such plan invested in a separate account.

         The discussion of ERISA and Section 4975 of the Code contained in this prospectus is, of necessity, general, and does not purport to be complete. Moreover, the provisions of ERISA and Section 4975 of the Code are subject to extensive and continuing administrative and judicial interpretation and review. Therefore, the matters discussed above may be affected by future regulations, rulings and court decisions, some of which may have retroactive application and effect.

                            Plan of Distribution

         Subject to the terms and conditions set forth in an underwriting agreement (an "Underwriting Agreement") to be entered into with respect to a Series of Certificates, the Transferor will agree to sell to each of the underwriters named therein and in the related Prospectus Supplement, and each of such underwriters will severally agree to purchase from the Transferor, the principal amount of Certificates set forth therein and in the related Prospectus Supplement (subject to proportional adjustment on the terms and conditions set forth in the related Underwriting Agreement in the event of an increase or decrease in the aggregate amount of Certificates offered hereby and by the related Prospectus Supplement).

         In each Underwriting Agreement, the several underwriters will agree, subject to the terms and conditions set forth therein, to purchase all the Certificates offered hereby and by the related Prospectus Supplement if any of such Certificates are purchased. In the event of a default by any underwriter, each Underwriting Agreement will provide that, in certain circumstances, purchase commitments of the nondefaulting underwriters may be increased or the Underwriting Agreement may be terminated.

         Each Prospectus Supplement will set forth the price at which each Series of Certificates or Class being offered thereby initially will be offered to the public and any concessions that may be offered to certain dealers participating in the offering of such Certificates. After the initial public offering, the public offering price and such concessions may be changed.

         Each Underwriting Agreement will provide that the Transferor will indemnify the related underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or contribute to payments such underwriters may be required to make in respect thereof. The place and time of delivery for any Series of Certificates in respect of which this Prospectus is delivered will be set forth in the accompanying Prospectus Supplement.

         Banc One Capital Markets, Inc. ("BOCM") is an affiliate of the Transferor. Any obligations of BOCM are the sole obligations of BOCM, and do not create any obligations on the part of any of its affiliates.

         BOCM may from time to time purchase or acquire a position in the Certificates and may, at its option, hold or resell such Certificates. BOCM expects to offer and sell previously issued Certificates in the course of its business as a broker-dealer. BOCM may act as a principal or an agent in such transactions. This Prospectus and the related Prospectus Supplement may be used by BOCM and in connection with such transactions. Such sales, if any, will be made at varying prices related to prevailing market prices at the time of sale.

                               Legal Matters

         Certain legal matters relating to the issuance of the Certificates will be passed upon for the Transferor by Christine A. Edwards, Esq., Chief Legal Officer, Executive Vice President and Secretary of BANK ONE CORPORATION, the parent corporation of First USA Bank, National Association, and by special counsel, Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York. Certain legal matters relating to the issuance of the Certificates and ERISA matters will be passed upon for the underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York.

                       Reports to Certificateholders

         Unless and until Definitive Certificates are issued, annual, monthly and special reports, containing information concerning the Trust and prepared by the Servicer, will be sent on behalf of the Trust to Cede as nominee of DTC and registered holder of the related Certificates, pursuant to the Pooling and Servicing Agreement. See "Description of the Certificates--Book-Entry Registration," "--Reports to Certificateholders" and "--Evidence as to Compliance." Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. The Servicer does not intend to send any financial reports of the Bank to Certificateholders or to the Certificate Owners. The Servicer will file with the SEC such periodic reports with respect to the Trust as are required under the Exchange Act and the rules and regulations of the SEC thereunder.

                    Where You Can Find More Information

         We filed a registration statement relating to the Certificates with the SEC. This Prospectus is part of the registration statement, but the registration statement includes additional information.

         The Servicer will file with the SEC all required annual, monthly and special SEC reports and other information about the Trust.

         You may read and copy any reports, statements or other information we file at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. You may request copies of these documents, upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at
(800) SEC-0330 for further information on the operation of the public reference rooms. Our SEC filings are also available to the public on the SEC Internet site (http://www.sec.gov).

         The SEC allows us to "incorporate by reference" information we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this Prospectus. Information that we file later with the SEC will automatically update the information in this Prospectus. In all cases, you should rely on the later information over different information included in this Prospectus or the related Prospectus Supplement. We incorporate by reference any future annual, monthly and special SEC reports and proxy materials filed by or on behalf of the Trust until we terminate our offering of the Certificates.

         As a recipient of this Prospectus, you may request a copy of any document we incorporate by reference, except exhibits to the documents (unless the exhibits are specifically incorporated by reference), at no cost, by writing or calling us at: First USA Bank, National Association, 201 North Walnut Street, Wilmington, Delaware 19801, (302) 594-4000.

                       Index of Terms for Prospectus

Term                                                                   Page
----                                                                   ----
Accounts...................................................................4, 8
Accumulation Period..........................................................17
Addition Cut-Off Date........................................................22
Additional Accounts...........................................................8
Amortization Period..........................................................10
Annual Membership Fees........................................................9
Assignment...................................................................22
BANC ONE......................................................................5
Bank..........................................................................4
BANK ONE.....................................................................10
Bank Portfolio................................................................8
Benefit Plans................................................................43
BIF..........................................................................23
BOCM.........................................................................45
Cash Advances.................................................................6
Cash Collateral Account......................................................33
Cash Collateral Guaranty.....................................................33
Cede.........................................................................13
Certificate Owner............................................................38
Certificate Rate.............................................................12
Certificateholders............................................................9
Certificates..................................................................4
Class.........................................................................9
Clearstream..................................................................14
Clearstream Customers........................................................14
Code.........................................................................38
Collateral Invested Amount...................................................33
Collection Account...........................................................23
Companion Series.............................................................18
Comptroller..................................................................36
Controlled Accumulation Amount...............................................18
Controlled Amortization Amount...............................................17
Controlled Amortization Period...............................................17
Controlled Deposit Amount....................................................18
Controlled Distribution Amount...............................................17
Cooperative..................................................................15
Default Amount...............................................................25
Defaulted Account............................................................25
Defaulted Accounts...........................................................12
Definitive Certificates......................................................15
Depositaries.................................................................13
Depository...................................................................13
Determination Date...........................................................25
Disclosure Document..........................................................19
Discount Receivable Collections..............................................24
Discount Receivables......................................................9, 24
Distribution Account.........................................................23
Distribution Date............................................................16
DOJ..........................................................................38
DOL..........................................................................43
DTC Participants.............................................................13
Eligible Account.............................................................21
Eligible Receivable..........................................................21
Enhancement...............................................................8, 32
Enhancement Invested Amount..................................................32
Enhancement Percentage.......................................................24
Enhancement Provider.........................................................32
ERISA........................................................................43
Euroclear....................................................................15
Euroclear Operator...........................................................15
Euroclear Participants.......................................................15
Euroclear System.............................................................15
Excess Principal Collections.................................................18
Exchange.....................................................................19
Exchange Act.................................................................13
Exchangeable Transferor Certificate..........................................12
FASIT........................................................................42
FCCNB.........................................................................5
FDIC.........................................................................12
FDR...........................................................................4
FFIEC.........................................................................7
Finance Charge Account.......................................................23
Finance Charge Receivables....................................................9
Full Invested Amount.........................................................25
Funding Period...............................................................25
GE Capital....................................................................5
General Account Regulations..................................................45
Holders......................................................................16
Indirect Participants........................................................13
Ineligible Receivable........................................................20
Initial Closing Date.........................................................20
Interchange...................................................................8
Interest Funding Account.....................................................16
Invested Amount..............................................................11
Investor Charge-Off..........................................................26
Investor Default Amount......................................................25
Investor Interest............................................................11
Investor Percentage..........................................................12
Investor Servicing Fee.......................................................27
IRA..........................................................................43
IRS..........................................................................38
John Hancock.................................................................44
L/C Bank.....................................................................32
MasterCard International.....................................................38
Minimum Aggregate Principal Receivables.......................................9
Minimum Transferor Interest...............................................9, 20
Monthly Period...............................................................16
Moody's......................................................................23
Octagon......................................................................37
Offered Certificates.........................................................38
OID..........................................................................39
Original Cut-Off Date.........................................................8
Other Charges.................................................................9
Parties in Interest..........................................................43
Pay Out Event................................................................27
Periodic Finance Charges......................................................9
Permitted Investments........................................................23
Plan Asset Regulation........................................................43
Pooling and Servicing Agreement...............................................4
Pre-Funding Account..........................................................25
Pre-Funding Amount...........................................................25
Predecessor Bank..............................................................5
Prepayable Instrument........................................................40
Principal Account............................................................23
Principal Commencement Date..................................................16
Principal Funding Account....................................................17
Principal Receivables.........................................................9
Principal Terms..............................................................19
Prospectus Supplement.........................................................4
PTE..........................................................................44
Purchases.....................................................................6
Qualified Institution........................................................23
Rapid Amortization Period....................................................18
Rating Agency............................................................19, 35
Rating Agency Condition.......................................................6
Receivables...................................................................8
Record Date..................................................................12
Recoveries....................................................................8
Regulations..................................................................39
Remaining Redemption Amount..................................................40
Reserve Account..............................................................34
Revolving Period.............................................................17
SAIF.........................................................................23
Scheduled Payment Date.......................................................16
SEC..........................................................................13
Securities Act...............................................................19
Senior Certificates..........................................................12
Series........................................................................9
Series Closing Date..........................................................20
Series Cut-Off Dates.........................................................20
Series Supplement............................................................11
Service Transfer.............................................................28
Servicer.....................................................................27
Servicer Default.............................................................29
Special Tax Counsel..........................................................38
Spread Account...............................................................34
Standard & Poor's............................................................23
Stated Series Termination Date...............................................26
Subordinated Certificates....................................................12
Tax Opinion..................................................................26
Terms and Conditions.........................................................15
Transfer Date................................................................24
Transferor Amount............................................................12
Transferor Interest..........................................................11
Transferor Percentage........................................................12
Trust Portfolio............................................................4, 9
U.S..........................................................................38
UCC..........................................................................35
Unallocated Principal Collections............................................24
Underwriting Agreement.......................................................45
VISA.........................................................................38
Yield Factor.................................................................24


                                  Part II

Item 14.  Other Expenses of Issuance and Distribution

     The following is an itemized list of the estimated expenses to be incurred in connection with the offering of the securities being offered hereunder other than underwriting discounts and commissions.


Registration Fee                                                 $250.00
Printing and Engraving                                                 *
Trustee's Fees                                                         *
Legal Fees and Expenses                                                *
Accountant's Fees and Expenses                                         *
Rating Agency Fees                                                     *
Miscellaneous Fees                                                     *
  Total                                                     $          *
                                                            ============

------------
*   To be provided by amendment.


Item 15.  Indemnification of Officers and Directors

     Article Tenth of the Bank's Articles of Incorporation provides that the Bank shall indemnify every person who is or was a director, officer or employee of the Bank or of any corporation which he served as a director, officer or employee at the request of the Bank as part of his regularly assigned duties against all liability (including, without limitation, judgments, fines, penalties and settlements) and all reasonable expenses (including, without limitation, attorneys' fees and investigative expenses) that may be incurred or paid by him in connection with any claim, action, suit or proceeding, whether civil, criminal or administrative (all referred to hereafter as "claims") or in connection with any appeal relating thereto in which he may become involved as a party or otherwise or with which he may be threatened by reason of his being or having been a director, officer or employee of the Bank or such other corporation, or by reason of any action taken or omitted by him in his capacity as such director, officer or employee, whether or not he continues to be such at the time such liability or expenses are incurred; provided that nothing contained in Article Tenth shall be construed to permit indemnification of any such person who is adjudged guilty of, or liable for, willful misconduct, gross neglect of duty or criminal acts, unless, at the time such indemnification is sought, such indemnification in such instance is permissible under applicable law and regulations, including published rulings of the Comptroller of the Currency or other appropriate supervisory or regulatory authority; and provided further that there shall be no indemnification of directors, officers or employees against expenses, penalties or other payments incurred in an administrative proceeding or action instituted by an appropriate regulatory agency which proceeding or action results in a final order assessing civil money penalties or requiring affirmative action by an individual or individuals in the form of payments to the Bank.

     Article Tenth provides that every person who may be indemnified under the provisions of Article Tenth and who has been wholly successful on the merits with respect to any claim shall be entitled to indemnification as of right. Except as provided in the preceding sentence, any indemnification under Article Tenth shall be at the sole discretion of the Board of Directors and shall be made only if the Board of Directors or the Executive Committee acting by a quorum consisting of directors who are not parties to such claim shall find, or if independent legal counsel (who may be the regular counsel of the Bank) selected by the Board of Directors or Executive Committee, whether or not a disinterested quorum exists, shall render their opinion that in view of all of the circumstances then surrounding the claim, such indemnification is equitable and in the best interest of the Bank. Among the circumstances to be taken into consideration in arriving at such a finding or opinion is the existence or non-existence of a contract of insurance or indemnity under which the Bank would be wholly or partially reimbursed for such indemnification, but the existence or non-existence of such insurance is not the sole circumstance to be considered nor shall it be wholly determinative of whether such indemnification shall be made. In addition to such finding or opinion, no indemnification under Article Tenth shall be made unless the Board of Directors or the Executive Committee acting by a quorum consisting of directors who are not parties to such claim shall find, or if independent legal counsel (who may be the regular counsel of the Bank) selected by the Board of Directors or the Executive Committee, whether or not a disinterested quorum exists, shall render their opinion that the directors, officer or employee acted in good faith in what he reasonably believed to be the best interests of the Bank or such other corporation and further in the case of any criminal action or proceeding, that the director, officer or employee reasonably believed his conduct to be lawful. Determination of any claim by judgment adverse to a director, officer or employee by settlement with or without Court approval or conviction upon a pleas of guilty or of nolo contendere or its equivalent shall not create a presumption that a director, officer or employee failed to meet the standards of conduct set forth in Article Tenth.

     Article Tenth provides that expenses incurred with respect to any claim may be advanced by the Bank prior to the final disposition thereof upon receipt of an undertaking satisfactory to the Bank by or on behalf of the recipient to repay such amount unless it is ultimately determined that he is entitled to indemnification under Article Tenth.

     Article Tenth provides that the rights to indemnification in Article Tenth shall be in addition to any rights to which any director, officer or employee may otherwise be entitled by contract or as a matter of law. Every person who shall act as a director, officer or employee of the Bank shall be conclusively presumed to be doing so in reliance upon the right of indemnification provided for in Article Tenth.

Item 16.  Exhibits and Financial Statement Schedules

     (a) Exhibits

         1.1    Form of Underwriting Agreement.*
         3.1    Amended and Restated Articles of Association of the Bank. *
         3.2    Bylaws of the Bank. *
         4.1(a) Pooling and Servicing Agreement and agreements as exhibits thereto; the first through eleventh amendments thereto.* 4.1(b) Twelfth amendment to the Pooling and Servicing Agreement.**
         4.2    Form of Series Supplement and exhibits.*
         5.1    Opinion of Christine A. Edwards with respect to legality.**
         8.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to tax matters.**
         23.1 Consent of Christine A. Edwards included in her opinions, filed as Exhibit 5.1.**
         23.2 Consent of Skadden, Arps, Slate, Meagher & Flom LLP included in its opinions filed as Exhibit 8.1.**
         24.1   Power of Attorney.

         ---------------
          * Incorporated by reference from Registration No. 333-87653. ** To be filed by amendment.

         (b)  Financial Statements

         All financial statements, schedules and historical financial information have been omitted as they are not applicable.


Item 17.   Undertakings

         The undersigned Registrant on behalf of the First USA Credit Card Master Trust (the "Trust") hereby undertakes as follows:

                  (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
         Statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the "Act"); (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement; provided, however, that clauses (a)(i) and (a)(ii) will not apply if the information required to be included in a post-effective amendment thereby is contained in periodic reports filed with or furnished to the SEC pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

                  (b) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (c) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

                  (d) That, for purposes of determining any liability under the Act, each filing of the Trust's annual report pursuant to
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (e) That insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described under Item 15 above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  (f) That, for purposes of determining any liability under the Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) under the Act shall be deemed to be part of this Registrant Statement as of the time it was declared effective.

                  (g) That, for the purpose of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.


                                 Signatures

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 1, 2001.

                                 FIRST USA BANK, NATIONAL ASSOCIATION,
                                 as originator of the Trust and co-registrant and as servicer on behalf of the First USA Credit Card Master Trust as co-registrant


                                 By: /s/ M. Eileen Kennedy
                                   -----------------------------------------
                                      M. Eileen Kennedy
                                      Senior Vice President


         Pursuant to the Requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                    FIRST USA BANK, National Association


       Signature                           Title                  Date
       ---------                           -----                  ----


*                                 Director and Principal          May 1, 2001
-----------------------------     Executive Officer
Philip G. Heasley


*                                 Director, Principal             May 1, 2001
-----------------------------     Financial Officer and
Raymond Fischer                   Principal Accounting Officer


*                                 Director                        May 1, 2001
-----------------------------
Rosemary B. Cauchon


*                                 Director                        May 1, 2001
-----------------------------
William Garner


*                                 Director                        May 1, 2001
-----------------------------
Michael Looney


*                                 Director                        May 1, 2001
-----------------------------
M. Carter Warren


----------------------

* The undersigned, by signing her name hereto, does sign this Registration Statement on behalf of each of the above indicated officers and directors of the Registrant pursuant to the power of attorney signed by such officers and directors.

                                         By: /s/ M. Eileen Kennedy
                                             ------------------------------
                                              Attorney-in-Fact